4814-1729-6563v6
47000.00028
Exhibit 10.7(b)
CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED
BY [***] HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE
TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR
CONFIDENTIAL.
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND
GUARANTY AGREEMENT
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AND GUARANTY AGREEMENT (this “Second Amendment”), dated as of July 29,
2024 among JETBLUE AIRWAYS CORPORATION, a Delaware corporation (the “Borrower”),
CITIBANK, N.A., as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and the Consenting Lenders (as defined below).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this
Second Amendment).
W I T N E S S E T H:
WHEREAS, the Borrower and certain of its subsidiaries from time to time, as guarantors, the Lenders and the Administrative Agent are parties to the Second Amended and
Restated Credit and Guaranty Agreement dated as of October 21, 2022 (as amended by that certain First Amendment to the Second Amended and Restated Credit and Guaranty Agreement
dated as of October 17, 2023 and as further amended, modified and supplemented and in effect on the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower has proposed to (i) extend the Revolving Facility
Maturity Date and (ii) make certain other changes as described herein, in each case on the terms and conditions set forth herein; and
WHEREAS, each Revolving Lender immediately prior to the effectiveness of this
Second Amendment (each, a “Consenting Lender”) desires to consent to the amendments set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1 - Credit Agreement Amendments.
(a)Subject to the satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined
4814-1729-6563v6
text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached hereto as Exhibit A; and
(b)“Annex A” of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 1.
Section 2 - Conditions to Effectiveness This Second Amendment shall become effective on the date when each of the following conditions specified below shall have been satisfied (the “Second Amendment Closing Date”):
(a)Executed Amendment.  The Administrative Agent shall have received signed signature pages to this Second Amendment from the Borrower, Citibank, N.A., as
Administrative Agent and the Consenting Lenders.
(b)Supporting Documents.  The Administrative Agent shall have received in form and substance reasonably satisfactory to the Administrative Agent:
(i)from the Borrower, a certificate of the Secretary of State of the state of
Delaware, dated as of a recent date, as to the good standing of that entity and as to the charter documents on file in the office of such Secretary of State;
(ii)from the Borrower, a certificate of the Corporate Secretary or an Assistant
Corporate Secretary (or similar officer) of such entity dated the Second Amendment
Closing Date and certifying (A) that attached thereto is a true and complete copy of the certificate of incorporation and the by-laws of that entity as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the board of directors of that entity authorizing the execution, delivery and performance by it of this Second Amendment, (C) that the certificate of incorporation of that entity has not been amended since the date of the last amendment thereto indicated
on the certificate of the Secretary of State furnished pursuant to clause (i) above, and
(D) as to the incumbency and specimen signature of each officer of that entity executing this Second Amendment or any other document delivered by it in connection herewith (in each case to the extent such entity is a party to such document) (such certificate to contain a certification by another officer of that entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii)); and
(iii)from the Borrower, an Officer’s Certificate certifying (A) as to the truth in all material respects of the representations and warranties set forth in Section 3 of this
Second Amendment as though made by it on the Second Amendment Closing Date, except to the extent that any such representation or warranty relates to a specified date, in which case as of such date (provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects as of the applicable date, before and after giving effect to this
Second Amendment) and (B) as to the absence of any event occurring and continuing, or resulting from the transactions contemplated hereby to occur on the Second Amendment
Closing Date, that constitutes a Default or an Event of Default.
(c)Opinions of Counsel.  The Administrative Agent shall have received:
(i)a written opinion of Brandon Nelson, General Counsel for the Borrower, dated the Second Amendment Closing Date, in form and substance reasonably satisfactory to the Administrative Agent; and
4814-1729-6563v6
(ii)a written opinion of Debevoise & Plimpton LLP, special New York counsel to the Borrower, dated the Second Amendment Closing Date, in form and substance reasonably satisfactory to the Administrative Agent.
(d)Payment of Expenses.  The Borrower shall have paid all reasonable and documented out-of-pocket expenses of the Administrative Agent (including reasonable attorneys’ fees of Milbank LLP) for which invoices have been presented at least one
Business Day prior to the Second Amendment Closing Date.
(e)Representations and Warranties.  All representations and warranties of the
Borrower set forth in Section 3 of this Second Amendment shall be true and correct in all material respects on and as of the Second Amendment Closing Date, before and after giving effect to the transactions contemplated hereby to occur on the Second Amendment
Closing Date, as though made on and as of such date (except to the extent any such representation or warranty by its terms is made as of a different specified date, in which case as of such specified date); provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the transactions contemplated hereby to occur on the Second
Amendment Closing Date.
(f)No Default or Event of Default.  Before and after giving effect to the transactions contemplated hereby to occur on the Second Amendment Closing Date, no
Default or Event of Default shall have occurred and be continuing on the Second
Amendment Closing Date.
(g)The Administrative Agent shall promptly notify the parties hereto of the occurrence of the Second Amendment Closing Date.
Section 3 - Representations and Warranties.  In order to induce the other parties hereto to enter into this Second Amendment, the Borrower represents and warrants to each of such other parties that on and as of the date hereof after giving effect to this Second
Amendment:
(a)no Event of Default has occurred and is continuing or would result from giving effect to the Second Amendment; and
(b)the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than the representations and warranties set forth in
Sections 3.05(b), 3.06 and 3.09(a) of the Credit Agreement), are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and in such case as of such date; provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material
Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the Second Amendment.
Section 4 - Reference to and Effect on the Credit Agreement; Ratification.  At
and after the effectiveness of this Second Amendment, each reference in the Credit Agreement to
“this Agreement,” “hereunder,” “hereof’ or words of like import referring to the Credit
Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Second
Amendment.  The Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, and the obligations of the Borrower hereunder and
4814-1729-6563v6
thereunder, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The parties hereto confirm and agree that the term “Obligations” as used in the Credit Agreement shall include all obligations of the Borrower under the Credit
Agreement, as amended by this Second Amendment.  This Second Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement and the other Loan
Documents.  The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.
Section 5 - Execution in Counterparts.  This Second Amendment may be
executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Second Amendment shall become effective as set forth in Section 2, and from and after the Second Amendment Closing Date shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted transferees and permitted assigns.
Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this
Second Amendment.
Section 6 - Governing Law.  THIS SECOND AMENDMENT AND THE
RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT
SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE
WITH, THE LAW OF THE STATE OF NEW YORK.  The provisions of Sections 10.05(b)-(d)
and 10.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
Section 7 - Waiver of Notice.  The Administrative Agent and each Consenting
Lender waives the requirement for it to receive the notice specified in Section 2.28(d) of the
Credit Agreement with respect to the transactions contemplated by this Second Amendment.
[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]
Signature Page – Second Amendment
IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed and delivered as of the day and year above written.
JETBLUE AIRWAYS CORPORATION,
as Borrower
By: /s/ Melinda Maher
Name: Melinda Maher
Title: Treasurer
Signature Page – Second Amendment
CITIBANK, N.A.,
as Administrative Agent
By: /s/ Albert Mari, Jr.
Name: Albert Mari, Jr.
Title: Senior Trust Officer
Annex A to the Second Amendment
CITIBANK, N.A., as Lender
By:  /s/ Michael Leonard
Name: Michael Leonard
Title: Vice President
Annex A to the Second Amendment
BARCLAYS BANK PLC, as Lender
By:  /s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Vice President
Annex A to the Second Amendment
GOLDMAN SACHS BANK USA, as Lender
By:  /s/ Thomas Manning
Name: Thomas Manning
Title: Authorized Signatory
Annex A to the Second Amendment
GOLDMAN SACHS LENDING PARTNERS
LLC, as Lender
By:  /s/ Thomas Manning
Name: Thomas Manning
Title: Authorized Signatory
Annex A to the Second Amendment
BNP PARIBAS, as Lender
By:  /s/ Robert Papas
Name: Robert Papas
Title: Managing Director
By:  /s/ Matthew Beauvais
Name: Matthew Beauvais
Title: Vice-President
Annex A to the Second Amendment
MORGAN STANLEY SENIOR FUNDING, INC.,
as Lender
By:  /s/ Michael King
Name: Michael King
Title: Vice President
Annex A to the Second Amendment
BANK OF AMERICA, N.A., as Lender
By:  /s/ Prathamesh Kshirsagar
Name: Prathamesh Kshirsagar
Title: Director
Annex A to the Second Amendment
NATIXIS, NEW YORK BRANCH, as Lender
By:  /s/ Nicholas Lebonitte
Name: Nicholas Lebonitte
Title: Vice President
By:  /s/ Yevgeniya Levitin
Name: Yevgeniya Levitin
Title: Managing Director
Annex A to the Second Amendment
CRÉDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as Lender
By:  /s/ Brian Bolotin
Name: Brian Bolotin
Title: Managing Director
By:  /s/ Cecilia Park
Name: Cecilia Park
Title: Managing Director
Schedule 1 to the Second Amendment
Schedule 1
LENDERS AND COMMITMENTS
[Omitted]
Annex A to the Second Amendment
Exhibit A
[Conformed Credit Agreement through the Second Amendment]
~~1008536250v10~~
CONFORMED COPY
Marked to Reflect Cumulative Changes Through Amendment No. 2

SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
#4879-1248-8911
dated as of October 21, 2022
among
JETBLUE AIRWAYS CORPORATION,
as Borrower,
THE SUBSIDIARIES OF THE BORROWER PARTY HERETO,
as Guarantors,
THE LENDERS PARTY HERETO,
and
CITIBANK, N.A.,
as Administrative Agent

i
~~1008536250v10~~
Table of Contents
Page
SECTION 1. DEFINITIONS1
Section 1.01.Defined Terms1
Section 1.02.Terms Generally~~50~~51
Section 1.03.Accounting Terms; GAAP~~51~~52
Section 1.04.Divisions~~51~~52
Section 1.05.Rates52
SECTION 2. AMOUNT AND TERMS OF CREDIT~~52~~53
Section 2.01.Commitments of the Lenders~~52~~53
Section 2.02.Letters of Credit~~53~~54
Section 2.03.Requests for Loans~~58~~59
Section 2.04.Funding of Loans59
Section 2.05.Interest Elections60
Section 2.06.Limitation on SOFR Tranches61
Section 2.07.Interest on Loans61
Section 2.08.Default Interest62
Section 2.09.[Reserved]~~62~~63
Section 2.10.Repayment of Loans; Evidence of Debt~~62~~63
Section 2.11.Optional Termination or Reduction of Revolving
Commitments63
Section 2.12.Mandatory Prepayment of Loans; Commitment
Termination; Change of Control Offer64
Section 2.13.Optional Prepayment of Loans67
Section 2.14.Increased Costs68
Section 2.15.Break Funding Payments70
Section 2.16.Taxes70
Section 2.17.Payments Generally; Pro Rata Treatment~~74~~73
Section 2.18.Mitigation Obligations; Replacement of Lenders~~75~~74
Section 2.19.Certain Fees~~76~~75
Section 2.20.Commitment Fee and ~~Upfront~~Amendment Fee~~76~~75
Section 2.21.Letter of Credit Fees76
Section 2.22.Nature of Fees~~77~~76
Section 2.23.Right of Set-Off~~77~~76
Section 2.24.Security Interest in Letter of Credit Account~~78~~77
Section 2.25.Payment of Obligations~~78~~77
Section 2.26.Defaulting Lenders~~78~~77
Section 2.27.Increase in Commitment~~80~~79
Section 2.28.Extension of the Revolving Facility~~82~~81
Section 2.29.Benchmark Replacement Setting~~85~~83
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~~1008536250v10~~
Section 2.30.Inability to Determine Rates~~86~~85
SECTION 3. REPRESENTATIONS AND WARRANTIES~~87~~85
Section 3.01.Organization and Authority~~87~~85
Section 3.02.Air Carrier Status~~87~~86
Section 3.03.Due Execution~~87~~86
Section 3.04.Statements Made~~88~~86
Section 3.05.Financial Statements; Material Adverse Change~~89~~87
Section 3.06.Ownership of Subsidiaries~~89~~87
Section 3.07.Liens~~89~~87
Section 3.08.Use of Proceeds~~89~~87
Section 3.09.Litigation and Compliance with Laws~~89~~88
Section 3.10.FAA Slot Utilization~~90~~88
Section 3.11.Margin Regulations; Investment Company Act~~90~~88
Section 3.12.Ownership of Collateral~~90~~89
Section 3.13.Perfected Security Interests~~90~~89
Section 3.14.Payment of Taxes~~91~~89
Section 3.15.Anti-Corruption Laws and Sanctions~~91~~89
SECTION 4. CONDITIONS OF LENDING~~91~~90
Section 4.01.Conditions Precedent to Second Restatement Effective
Date~~91~~90
Section 4.02.Conditions Precedent to Each Loan and Each Letter of
Credit~~94~~92
SECTION 5. AFFIRMATIVE COVENANTS~~96~~94
Section 5.01.Financial Statements, Reports, etc.~~96~~94
Section 5.02.Taxes~~99~~96
Section 5.03.Stay, Extension and Usury Laws~~99~~97
Section 5.04.Corporate Existence~~99~~97
Section 5.05.Compliance with Laws~~99~~97
Section 5.06.[Reserved]~~100~~97
Section 5.07.Delivery of Appraisals~~100~~97
Section 5.08.Regulatory Cooperation~~101~~99
Section 5.09.Regulatory Matters; Citizenship; Utilization; Collateral
Requirements~~102~~99
Section 5.10.Collateral Ownership~~103~~100
Section 5.11.Insurance~~103~~101
Section 5.12.Additional Guarantors; Grantors; Collateral~~104~~101
Section 5.13.Access to Books and Records~~105~~102
Section 5.14.Further Assurances~~106~~103
Section 5.15.Real Property Assets103
iii
~~1008536250v10~~
SECTION 6. NEGATIVE COVENANTS~~106~~105
Section 6.01.[Reserved]~~106~~105
Section 6.02.[Reserved]~~106~~105
Section 6.03.[Reserved]~~106~~105
Section 6.04.Disposition of Collateral~~106~~105
Section 6.05.[Reserved]~~107~~106
Section 6.06.Liens~~107~~106
Section 6.07.Business Activities~~107~~106
Section 6.08.Liquidity~~107~~106
Section 6.09.Collateral Coverage Ratio~~107~~106
Section 6.10.Merger, Consolidation, or Sale of Assets~~109~~108
Section 6.11.Use of Proceeds~~110~~109
SECTION 7. EVENTS OF DEFAULT~~110~~109
Section 7.01.Events of Default~~110~~109
SECTION 8. THE AGENTS~~113~~112
Section 8.01.Administration by Agents~~113~~112
Section 8.02.Rights of Administrative Agent~~114~~113
Section 8.03.Liability of Agents~~115~~113
Section 8.04.Reimbursement and Indemnification~~116~~115
Section 8.05.Successor Agents~~116~~115
Section 8.06.Independent Lenders~~117~~116
Section 8.07.Advances and Payments~~117~~116
Section 8.08.Sharing of Setoffs~~118~~116
Section 8.09.Withholding Taxes~~118~~117
Section 8.10.Appointment by Secured Parties~~119~~117
Section 8.11.Erroneous Payments~~119~~117
SECTION 9. GUARANTY~~123~~121
Section 9.01.Guaranty~~123~~121
Section 9.02.No Impairment of Guaranty~~124~~122
Section 9.03.Continuation and Reinstatement, etc.~~124~~123
Section 9.04.Subrogation~~125~~123
Section 9.05.Discharge of Guaranty~~125~~123
SECTION 10. MISCELLANEOUS~~126~~124
Section 10.01.Notices~~126~~124
Section 10.02.Successors and Assigns~~127~~125
Section 10.03.Confidentiality~~132~~129
Section 10.04.Expenses; Indemnity; Damage Waiver~~132~~130
Section 10.05.Governing Law; Jurisdiction; Consent to Service of
Process~~135~~133
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~~1008536250v10~~
Section 10.06.No Waiver~~136~~133
Section 10.07.Extension of Maturity~~136~~133
Section 10.08.Amendments, etc.~~136~~133
Section 10.09.Severability~~138~~136
Section 10.10.Headings~~138~~136
Section 10.11.Survival~~138~~136
Section 10.12.Execution in Counterparts; Integration; Effectiveness
~~139~~136
Section 10.13.USA Patriot Act~~139~~137
Section 10.14.New Value~~139~~137
Section 10.15.WAIVER OF JURY TRIAL~~140~~137
Section 10.16.No Fiduciary Duty~~140~~137
Section 10.17.Intercreditor Agreements~~141~~138
Section 10.18.Registrations with International Registry~~141~~138
Section 10.19.Acknowledgment and Consent to Bail-In of EEA
Financial Institutions~~141~~138
Section 10.20.Acknowledgment Regarding Any Supported QFCs
~~142~~139
v
~~1008536250v10~~
INDEX OF APPENDICES
ANNEX A–Commitment Amounts
EXHIBIT A–Form of Instrument of Assumption and Joinder
EXHIBIT B–Form of Assignment and Acceptance
EXHIBIT C–Form of Loan Request
EXHIBIT D –Form of Spare Parts Security Agreement
EXHIBIT E–Form of Aircraft and Spare Engine Mortgage
EXHIBIT F–Form of Slot and Gate Security Agreement
EXHIBIT G–Form of Flight Simulator Security Agreement
EXHIBIT H–Form of ~~ESG~~KPI Certificate
EXHIBIT I–KPI Targets
SCHEDULE 3.06–Subsidiaries
~~1008536250v10~~
SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT,
dated as of October 21, 2022, among JETBLUE AIRWAYS CORPORATION, a Delaware corporation (“the “Borrower”), the direct and indirect Domestic Subsidiaries of the Borrower from time to time party hereto, each of the several banks and other financial institutions or entities from time to time party hereto (the “Lenders”), and CITIBANK, N.A. (“Citibank”), as administrative agent for the Lenders (together with its permitted successors in such capacity, the
“Administrative Agent”) and BNP Paribas, as sustainability structuring agent (together with its successors and permitted assigns in such capacity, the “Sustainability Structuring Agent”).
INTRODUCTORY STATEMENT
The Borrower, the various lenders party thereto (the “Existing Lenders”) and the
Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of
April 6, 2017 (as may have been further amended, supplemented and otherwise modified from time to time prior to the Second Restatement Date, the “Existing Credit Agreement”).
Each of the Existing Lenders and each other lender party hereto shall become or continue as a “Lender” under the Existing Credit Facility as amended and restated by this Agreement.
The Borrower has applied to the Lenders for a revolving credit and revolving letter of credit facility in an aggregate principal amount not to exceed $600,000,000 as set forth herein.
The proceeds of the Loans will be used for working capital and other general corporate purposes of the Borrower and its Subsidiaries.
To provide guarantees and security for the repayment of the Loans, the reimbursement of any draft drawn under a Letter of Credit and the payment of the other obligations of the
Borrower and the Guarantors hereunder and under the other Loan Documents, the Borrower and the Guarantors will, among other things, provide to the Administrative Agent and the Lenders the following (each as more fully described herein):
(a)a guaranty from each Guarantor of the due and punctual payment and performance of the Obligations of the Borrower pursuant to Section 9 hereof; and
(b)a security interest in or mortgages (or comparable Liens) with respect to the
Collateral from the Borrower and each other Guarantor (if any) pursuant to the Collateral
Documents.
Accordingly, the parties hereto hereby agree as follows:
~~1008536250v10~~
SECTION 1.
DEFINITIONS
Section 1.01.Defined Terms.
“ABR” means, for any day, a rate per annum equal to the highest of (a) the Prime
Rate in effect on such day, (b) the sum of the Federal Funds Rate in effect on such day plus 0.50% and (c) the sum of Term SOFR for a one-month tenor in effect on such day plus 1.00%.  Any change in the ABR due to a change in the Prime Rate, the Federal Funds Rate or Term SOFR shall be effective from and including the effective date of such change in the
Prime Rate, the Federal Funds Rate or Term SOFR, respectively.
“ABR Borrowing” means, as to any Borrowing, the ABR Loans comprising such
Borrowing.
“ABR Loan” means a Loan that bears interest based on the ABR.
“ABR Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.
“Account” shall mean all “accounts” as defined in the UCC, and all rights to payment for interest (other than with respect to debt and credit card receivables).
“Account Control Agreements” shall mean each three-party security and control agreement entered into by any Grantor, the Administrative Agent and a financial institution which maintains one or more deposit accounts or securities accounts that have been pledged to the Administrative Agent as Collateral hereunder or under any other Loan Document, in each case giving the Administrative Agent exclusive control over the applicable account and in form and substance reasonably satisfactory to the Administrative Agent and as the same may be amended, restated, modified, supplemented, extended or amended and restated from time to time.
“Account Debtor” shall mean the Person obligated on an Account.
“Additional Collateral” shall mean (a) cash that is denominated in Dollars and
Cash Equivalents pledged to the Administrative Agent (and subject to an Account Control
Agreement), (b) any Eligible Aircraft, Eligible Engines and Eligible Spare Parts of the Borrower
or any Grantor, (c) Slots of the Borrower or any Grantor at any Eligible Airport (which shall include any Gate Leaseholds necessary for servicing the scheduled air carrier service utilizing such Slots) ~~and~~, (d) Flight Simulators and (e) Eligible Real Property Assets, and all of which assets shall (i) (other than Additional Collateral of the type described in clause (a) above and new spare Engines subject to proviso (iii) in the first sentence of Section 5.07) be valued by a new
Appraisal at the time the Borrower designates such assets as Additional Collateral and (ii) as of any date of addition of such assets as Collateral, be subject, to the extent purported to be created by the applicable Collateral Document, to a perfected first priority Lien and/or mortgage (or comparable Lien), in favor of the Administrative Agent and otherwise subject only to Permitted
~~1008536250v10~~
Liens (excluding those referred to in clauses (5) and (11) of the definition of “Permitted Lien”
and, until the time such assets actually become subject to such Lien on such date, clause (2) of the definition of “Permitted Liens”).
“Administrative Agent” shall have the meaning set forth in the first paragraph of this Agreement.
“Administrator” shall have the meaning given it in the Regulations and
Procedures for the International Registry.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b)
any UK Financial Institution.
“Affiliate” shall mean, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  For purposes of this definition, a Person (a “Controlled Person”) shall be deemed to be “controlled by” another Person (a “Controlling Person”) if the Controlling Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of the
Controlled Person whether by contract or otherwise.
“Agreement” shall mean this Amended and Restated Credit and Guaranty
Agreement, as the same may be amended, restated, modified, supplemented, extended or amended and restated from time to time.
“Aggregate Exposure” shall mean, with respect to any Lender at any time, an amount equal to the amount of such Lender’s Revolving Commitment then in effect or, if the
Revolving Commitments have been terminated, the amount of such Lender’s Revolving
Extensions of Credit then outstanding.
“Aggregate Exposure Percentage” shall mean, with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.
“Aircraft” means any contrivance invented, used, or designed to navigate, or fly in, the air.
“Aircraft and Spare Engine Mortgage” means (i) the Mortgage and Security
Agreement dated as of May 29, 2020, entered into by the Borrower and the Administrative
Agent, as ratified on the date hereof and as the same may be amended, restated, modified, supplemented, extended or amended and restated from time to time or (ii) any other security agreement, entered into by another Grantor and the Administrative Agent, to pledge Eligible
Aircraft and/or Eligible Engines as Collateral, in substantially the form of Exhibit E (or in such other form as may be reasonably acceptable to the Administrative Agent and the Borrower).
~~1008536250v10~~
“Aircraft Appraiser” shall mean (i) MBA, (ii) IBA, or (iii) any other independent appraisal firm appointed by the Borrower and reasonably satisfactory to the Administrative
Agent acting at the direction of the Required Lenders.
“Aircraft Protocol” means the official English language text of the Protocol to the
Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft
Equipment adopted on November 16, 2001, at a diplomatic conference in Cape Town, South
Africa, and all amendments, supplements and revisions thereto, as in effect in the United States.
~~“Airline Merger” means the date on which Sundown Acquisition Corp. (the~~
~~“Merger Sub”) is merged with and into Spirit pursuant to the Agreement and Plan of Merger,~~
~~dated as of July 28, 2022, among the Borrower, the Merger Sub and Spirit.~~
“Airport Authority” shall mean any city or any public or private board or other body or organization chartered or otherwise established for the purpose of administering, operating or managing airports or related facilities, which in each case is an owner, administrator, operator or manager of one or more airports or related facilities.
“Anti-Corruption Laws” means all laws, rules and regulations of the United States applicable to the Borrower or its Subsidiaries from time to time intended to prevent or restrict bribery or corruption.
“Appliance” shall mean any instrument, equipment, apparatus,  part, appurtenance, or accessory used, capable of being used, or intended to be used, in operating or controlling Aircraft in flight, including a parachute, communication equipment, and another mechanism installed in or attached to Aircraft during flight, and not a part of an Aircraft, Engine, or Propeller.
“Applicable Margin” shall mean (a) for ABR Loans, ~~1.00~~1.25% and (b) for SOFR
Loans, ~~2.00~~2.25%.  Commencing on the first Sustainability Adjustment Date, the Applicable
Margin shall be increased or decreased (or neither increased nor decreased) by the Sustainability
Adjustment as in effect from time to time.
“Appraisal” means any appraisal, dated the date of delivery thereof, prepared by
(A) in the case of Aircraft or Engines, an Aircraft Appraiser, (B) in the case of Slots, MBA or another independent appraisal firm appointed by the Borrower and reasonably satisfactory to the
Administrative Agent (acting at the direction of the Required Lenders) ~~and~~, (C) in the case of
Spare Parts or Flight Simulators, ICF ~~(or, in the case of the Other Spare Parts~~, MBA~~)~~  or another independent appraisal firm appointed by the Borrower and reasonably satisfactory to the
Administrative Agent (acting at the direction of the Required Lenders), which certifies, at the time of determination, in reasonable detail the Appraised Value of Collateral and (D) in the case of Real Property Assets, a Real Property Appraisal and (v) in the case of  Flight Simulators, is a
“desk-top” appraisal of the fair market value of such Flight Simulators, (w) in the case of
Aircraft or Engines, is a “desk-top” appraisal of the maintenance adjusted market values, except that any such Aircraft or Engine that is Non-Core Fleet Equipment shall have an assumed value of zero, (x) in the case of FAA Slots or Gate Leaseholds, whose methodology and form of
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presentation are consistent in all material respects with the methodology and form of presentation of the Base Slots Appraisal, (y) in the case of Spare Parts, is a “desk-top” appraisal of the fair market value of such Spare Parts, except that any Spare Parts that are Non-Core Spare Parts shall have an assumed value of zero, and (z) in the case of any Collateral, which is addressed to the
Administrative Agent and otherwise in form and substance reasonably satisfactory to the
Administrative Agent (acting at the direction of the Required Lenders).
“Appraised Value” shall mean, as of any date of determination, with respect to any Collateral (other than cash and Cash Equivalents pledged as Collateral), the aggregate fair market value of such Collateral as reflected in the most recent Appraisal or Appraisals, as the case may be, delivered to the Administrative Agent in respect of such Collateral in accordance with this Agreement as of that date (for the avoidance of doubt, except in the case of Pledged
Spare Parts, calculated after giving effect to any additions to or eliminations from the Collateral since the date of delivery of such Appraisal); provided that:
(i) in the case of any Aircraft or Engines, such Appraisals shall, at the Borrower’s expense, be prepared by two Aircraft Appraisers and the Appraised Value of the applicable
Aircraft or Engine shall be the average of such two Appraisals;
(ii) if any Slots at an airport have been added to or eliminated from the Collateral since the most recent Appraisal of the Pledged Slots at such airport and such Appraisal assigned differing Appraised Values to Pledged Slots at such airport based on criteria set forth therein, such added or eliminated Slots at such airport shall be assigned an Appraised Value in accordance with such criteria set forth in such Appraisal for purposes of determining the
Appraised Value of all remaining Pledged Slots; and
(iii) if any new spare Engine added to the Collateral within 90 days after delivery from the manufacturer to Borrower is an Existing Engine Type, the initial Appraised Value for such new spare Engine shall be the higher of (x) the highest Appraised Value for any pledged spare
Engines then included in the Collateral of such Existing Engine Type, determined using the most recent Appraisals delivered to the Administrative Agent in respect of the applicable pledged spare
Engine, or (y) if the Borrower elects to provide new Appraisals with respect to any new spare
Engine being added to the Collateral, the Appraised Value given to such new spare Engine in such new Appraisals, in each case at the Borrower’s election.
“Approved Fund” shall have the meaning given such term in Section 10.02(b).
“ARB Indebtedness” shall mean, with respect to the Borrower or any of its
Subsidiaries, without duplication, all Indebtedness or obligations of the Borrower or such
Subsidiary created or arising with respect to any limited recourse revenue bonds issued for the purpose of financing or refinancing improvements to, or the construction or acquisition of, airport and other related facilities and equipment, the use or construction of which qualifies and renders interest on such bonds exempt from certain federal or state taxes.
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“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by
Section 10.02), and accepted by the Administrative Agent, substantially in the form of Exhibit B.
“Available Seat Miles” or “ASM” is the product of the number of seats available and airplane miles traveled of the Borrower.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such
Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of
“Interest Period” pursuant to Section 2.29(d).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial
Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council
of the European Union, the implementing law, regulation, rule or requirement for such EEA
Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom,  Part I of the United Kingdom Banking Act 2009 (as
amended from time to time) and any other law, regulation or rule applicable in the United
Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Banking Product Obligations” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person in respect of any treasury, depository and cash management services, netting services and automated clearing house transfers of funds services, including obligations for the payment of fees, interest, charges, expenses, attorneys’
fees and disbursements in connection therewith.
“Bankruptcy Code” shall mean The Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. Section 101 et seq.
“Bankruptcy Event” shall mean, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy
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Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental
Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Bankruptcy Law” means the Bankruptcy Code or any similar federal or state law for the relief of debtors.
“Base Slots Appraisal” shall mean the Appraisal of MBA delivered to the
Administrative Agent on February 20, 2020 in respect of the Borrower’s Slots.
“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a
Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to
Section 2.29(a).
“Benchmark Replacement” means, with respect to any Benchmark Transition
Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative
Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant
Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment;
provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the
Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the
Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark
Replacement for Dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:
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(a)In the case of clause (a) or (b) of the definition of “Benchmark Transition
Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all
Available Tenors of such Benchmark (or such component thereof); or
(b)In the case of clause (c) of the definition of “Benchmark Transition
Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available
Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current
Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(a)A public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof)
announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(b)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an
insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark
(or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(c)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
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For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such
Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Start Date” means, in the case of a Benchmark Transition
Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark
Transition Event is a public statement or publication of information of a prospective event, the
90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).
“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark
Replacement has replaced the then-current Benchmark for all purposes hereunder and under any
Loan Document in accordance with Section 2.29 and (b) ending at the time that a Benchmark
Replacement has replaced the then-current Benchmark for all purposes hereunder and under any
Loan Document in accordance with Section 2.29.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and
Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person”
will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time.  The terms “Beneficially Owns” and
“Beneficially Owned” have a corresponding meaning.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Board” shall mean the Board of Governors of the Federal Reserve System of the
United States.
“Board of Directors” means:
(1)with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;
(2)with respect to a partnership, the Board of Directors of the general partner of the partnership;
(3)with respect to a limited liability company, the managing member or members, manager or managers or any controlling committee of managing members or managers thereof; and
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(4)with respect to any other Person, the board or committee of such
Person serving a similar function.
“Borrower” shall have the meaning set forth in the first paragraph of this
Agreement.
“Borrowing” shall mean the incurrence, conversion or continuation of Loans of a single Type made from all the Revolving Lenders on a single date and having, in the case of
SOFR Loans, a single Interest Period.
“Borrowing Base” shall mean, as of any date of determination, the sum of:
(a) 62.5% of the aggregate Appraised Value of the Pledged Slots and Pledged
Gate Leaseholds, plus
(b) 60.0% of the aggregate Appraised Value of the Flight Simulators included in the Collateral at such time (provided that the Appraised Value of Flight Simulators included in the Borrowing Base shall not exceed 15% of the aggregate Appraised Value of all Collateral), plus
(c) 75% of the aggregate Appraised Value of the Pledged Engines, plus
(d) 75% of the aggregate Appraised Value of the Pledged Aircraft, plus
(e) 75% of the aggregate Appraised Value of the Pledged Spare Parts~~;~~ , plus
~~provided that, if, upon the conclusion of the applicable Spare Parts Pledge Period~~
~~the Other Spare Parts are not pledged as Collateral in accordance with this Agreement and the~~
~~other Loans Documents,~~(f) 60% of the aggregate Appraised Value of the Pledged Real Property
Assets (provided that the Appraised Value of ~~all~~ Pledged ~~Spare Parts hereunder shall be reduced~~
~~to zero solely for purposes of calculating~~Real Property Assets included in the Borrowing Base
~~until such time as such Other Spare Parts are included in the~~shall not exceed 15% of the aggregate Appraised Value of all Collateral), plus
(~~f~~g) the sum of (i) 100% of the amount of cash and Cash Equivalents of the type described in clause (1) of the definition thereof pledged at such time as Collateral and (ii) 62.5%
of the amount of Cash Equivalents of the type described in clauses (2) through (11) of the definition thereof pledged at such time as Collateral (excluding any cash used to Cash
Collateralize LC Exposure pursuant to Section 2.02(j));
determined (i) in the case of clauses (a)-(~~e~~f) above, using the most recent
Appraisals delivered to the Administrative Agent in respect of the applicable Collateral and (ii)
in each case, excluding the Appraised Value of any Collateral that is not Eligible Collateral.
“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York City are required or authorized to remain closed (and, for a Letter of Credit, other than a day on which the Issuing Lender issuing such Letter of Credit is
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closed); provided, however, that when used in connection with the borrowing or repayment of a
SOFR Loan, the term “Business Day” shall mean any U.S. Government Securities Business Day.
“Cape Town Convention” shall mean the official English language text of the
Convention on International Interests in Mobile Equipment, adopted on November 16, 2001 at a diplomatic conference in Cape Town, South Africa, and all amendments, supplements and revisions thereto, as in effect in the United States.
“Cape Town Treaty” shall mean, collectively, (a) the Cape Town Convention,
(b) the Aircraft Protocol, and (c) all rules and regulations (including but not limited to the
Regulations and Procedures for the International Registry) adopted pursuant thereto and all amendments, supplements and revisions thereto.
“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized and reflected as a liability on a balance sheet prepared in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.
“Capital Markets Offering” means any offering of “securities” (as defined under the Securities Act) in (a) a public offering registered under the Securities Act, or (b) an offering not required to be registered under the Securities Act (including, without limitation, a private placement under Section 4(2) of the Securities Act, an exempt offering pursuant to Rule 144A and/or Regulation S of the Securities Act and an offering of exempt securities).
“Capital Stock” means:
(1)in the case of a corporation, corporate stock;
(2)in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;
(3)in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and
(4)any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person,
but excluding from all of the foregoing any debt securities convertible into
Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.
“[***] KPI” for any Sustainability Adjustment Period, is [***].
~~1008536250v10~~
“Cash Collateralization” or “Cash Collateralized” shall have the meaning given such term in Section 2.02(j).
“Cash Equivalents” means:
(1)direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the
United States), in each case maturing within one year from the date of acquisition thereof;
(2)direct obligations of state and local government entities, in each case maturing within one year from the date of acquisition thereof, which have a rating of at least A- (or the equivalent thereof) from S&P or A3 (or the equivalent thereof) from Moody’s;
(3)obligations of domestic or foreign companies and their subsidiaries
(including, without limitation, agencies, sponsored enterprises or instrumentalities chartered by an Act of Congress, which are not backed by the full faith and credit of the United States), including, without limitation, bills, notes, bonds, debentures, and mortgage-backed securities, in each case maturing within one year from the date of acquisition thereof;
(4)Investments in commercial paper maturing within 365 days from the date of acquisition thereof and having, at such date of acquisition, a rating of at least A-2 (or the equivalent thereof) from S&P or P-2 (or the equivalent thereof) from Moody’s;
(5)Investments in certificates of deposit (including Investments made through an intermediary, such as the certificated deposit account registry service), banker’s acceptances, time deposits, eurodollar time deposits and overnight bank deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any other commercial bank of recognized standing organized under the laws of the United States or any State thereof that has a combined capital and surplus and undivided profits of not less than $250.0 million;
(6)fully collateralized repurchase agreements with a term of not more than six months for underlying securities that would otherwise be eligible for investment;
(7)Investments in money in an investment company registered under the Investment Company Act of 1940, as amended, or in pooled accounts or funds offered through mutual funds, investment advisors, banks and brokerage houses which invest its assets in obligations of the type described in clauses (1) through
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(6) above.  This could include, but not be limited to, money market funds or short-
term and intermediate bonds funds;
(8)money market funds that (A) comply with the criteria set forth in
SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (B) are rated AAA (or the equivalent thereof) by S&P and Aaa (or the equivalent thereof)
by Moody’s and (C) have portfolio assets of at least $5.0 billion;
(9)deposits available for withdrawal on demand with commercial banks organized in the United States having capital and surplus in excess of
$100.0 million;
(10)securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A- by S&P or A3 by
Moody’s; and
(11)any other securities or pools of securities that are classified under
GAAP as cash equivalents or short-term investments on a balance sheet.
“Change in Law” shall mean, after the Second Restatement Effective Date, (a) the adoption of any law, rule or regulation after the Second Restatement Effective Date (including any request, rule, regulation, guideline, requirement or directive promulgated by the Bank for
International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to
Basel III) or (b) compliance by any Lender or Issuing Lender (or, for purposes of Section
2.14(b), by any lending office of such Lender or Issuing Lender through which Loans and/or
Letters of Credit are issued or maintained or by such Lender’s or Issuing Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law)
of any Governmental Authority made or issued after the Second Restatement Effective Date.
“Change of Control” means the occurrence of any of the following:
(1)the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Borrower and its
Subsidiaries taken as a whole to any Person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)); or
(2)the consummation of any transaction (including, without
limitation, any merger or consolidation), the result of which is that any Person
(including any “person” (as defined above)) becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of the Borrower
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(measured by voting power rather than number of shares), other than (A) any such transaction where the Voting Stock of the Borrower (measured by voting power rather than number of shares) outstanding immediately prior to such transaction constitutes or is converted into or exchanged for a majority of the outstanding shares of the Voting Stock of such Beneficial Owner (measured by voting power rather than number of shares), or (B) any merger or consolidation of the Borrower with or into any Person (including any “person” (as defined above)) which owns or operates (directly or indirectly through a contractual arrangement) a Permitted
Business (a “Permitted Person”) or a Subsidiary of a Permitted Person, in each case, if immediately after such transaction no Person (including any “person” (as defined above)) is the Beneficial Owner, directly or indirectly, of more than 50%
of the total Voting Stock of such Permitted Person (measured by voting power rather than number of shares).
“Change of Control Offer” shall have the meaning given such term in Section
2.12(g).
“Citibank” has the meaning set forth in the first paragraph of this Agreement.
“[***]” means [***].
“[***]” means [***].
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
“Collateral” means (i) the assets and properties of the Grantors upon which Liens have been granted to the Administrative Agent to secure the Obligations, including without limitation any Additional Collateral and all of the “Collateral” as defined in the Collateral
Documents, but excluding all such assets and properties released from such Liens pursuant to the applicable Collateral Document, and (ii) each of the Letter of Credit Account and the Collateral
Proceeds Account, together with all amounts on deposit therein and all proceeds thereof.
“Collateral Coverage Ratio” shall mean, as of any date, the ratio of (i) the
Borrowing Base of the Eligible Collateral as of such date to (ii) the sum, without duplication, of
(x) the Total Revolving Extensions of Credit then outstanding (other than LC Exposure that has been Cash Collateralized in accordance with Section 2.02(j)), plus (y) the aggregate amount of all Designated Hedging Obligations that constitute “Obligations” then outstanding (such sum, the
“Total Obligations”).
“Collateral Documents” shall mean, collectively, each Slot and Gate Security
Agreement (if executed and delivered by the Borrower or another Grantor hereunder), each
Aircraft and Spare Engine Mortgage, each Spare Parts Security Agreement, the Flight Simulator
Security Agreement, each Account Control Agreement (if executed and delivered by the
Borrower hereunder), each Real Property Mortgage, and other agreements, instruments or documents that create or purport to create a Lien in favor of the Administrative Agent for the
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benefit of the Secured Parties, in each case so long as such agreement, instrument or document shall not have been terminated in accordance with its terms.
“Collateral Material Adverse Effect” shall mean a material adverse effect on the value of the Collateral, taken as a whole.
“Collateral Proceeds Account” shall mean a segregated account or accounts held by or under the control of the Administrative Agent into which the Net Proceeds of any
Collateral Sale or Recovery Event may be deposited in accordance with the provisions of this
Agreement.
“Collateral Sale” shall mean any sale of Collateral or series of related sales of
Collateral having an Appraised Value in excess of $25,000,000.
“Commitment” shall mean, as to any Revolving Lender or Issuing Lender at any time, the Revolving Commitment of such Revolving Lender or Issuing Lender, as the case may be, at such time.
“Commitment Fee” shall have the meaning set forth in Section 2.20.
“Commitment Fee Rate” shall mean (x) on or prior to the Second Amendment
Closing Date, 0.35% per annum, and (y) 0.45% per annum thereafter. Commencing on the first
Sustainability Adjustment Date, the Commitment Fee Rate shall be increased or decreased by the
Sustainability Adjustment as in effect from time to time.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute.
“Conforming Changes” means, with respect to either the use or administration of
Term SOFR or the use, administration, adoption or implementation of any Benchmark
Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “U.S. Government
Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of
Section 2.15 and other technical, administrative or operational matters) that the Administrative
Agent and the Borrower decide may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the
Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan
Documents.
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"Convertible Notes” shall mean the Borrower’s 0.50% convertible senior notes due April 1, 2026.
“Convertible Notes Condition” shall be satisfied if a principal amount of the outstanding Convertible Notes (as of the Second Amendment Closing Date) no less than the
Convertible Notes Threshold have been cancelled, repurchased (and cancelled), defeased or otherwise satisfied (including by way of deposit of funds in an escrow arrangement reasonably satisfactory to the Administrative Agent), redeemed, extended and/or refinanced (whether or not using proceeds of the following) in any combination of the following: (1) any term debt financing or notes issuance (including any debt securities convertible into Capital Stock), in each case with a final maturity of (a) five-years (or later) from the date of issuance or (b) January 31,
2030 (or later), (2) any issuance of Qualifying Equity Interests of the Borrower or any of its
Affiliates, (3) internally generated cash (including as a result of asset Dispositions or asset financings), (4) any capital contribution to the Borrower from a Person other than a Subsidiary of the Borrower, or (5) any forgiveness and cancellation in whole or in part of the Convertible
Notes.
“Convertible Notes Threshold” means $[***].
“Core Fleet Equipment” shall mean any Aircraft or Engine that, as of any date of determination, is then part of the Borrower’s (or any of its Subsidiary’s) fleet for operation or regular service and is not (i) then Stored, (ii) otherwise parked for more than 90 consecutive days of the such date, in each case except for maintenance, inspection or seasonal non-usage, (iii) of a type or model that has been designated by the Borrower as non-core to its fleet pursuant to
Section 5.01(f) or (iv) then held out of operation and regular service for sale or other disposition.
“Covered Entity” means any of the following:
(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default” means any event that, unless cured or waived, is, or with the passage of time or the giving of notice or both would be, an Event of Default.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” shall mean, at any time, any Revolving Lender that (a) has failed, within two (2) Business Day of the date required to be funded or paid by it hereunder, to fund or pay (x) any portion of the Revolving Loans or (y) any other amount required to be paid
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by it hereunder to the Administrative Agent or any other Lender (or its banking Affiliates), unless, in the case of clause (x) above, such Lender notifies the Administrative Agent and the
Borrower in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower, the Administrative Agent or any other
Lender in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations (i) under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or (ii) generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by the Administrative Agent, any other Lender or the Borrower, acting in good faith, to provide a confirmation in writing from an authorized officer or other authorized representative of such
Lender that it will comply with its obligations (and is financially able to meet such obligations)
to fund prospective Loans under this Agreement, which request shall only have been made after the conditions precedent to borrowings have been met, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Administrative Agent’s, such other
Lender’s or the Borrower’s, as applicable, receipt of such confirmation in form and substance satisfactory to it and the Administrative Agent, (d) has become, or has had its Parent Company become, the subject of a Bankruptcy Event or Bail-In Action; provided that a Revolving Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Revolving Lender or any direct or indirect parent company thereof by a
Governmental Authority so long as such ownership interest does not result in or provide such
Revolving Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Revolving
Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Revolving Lender.  If the Administrative Agent determines that a
Revolving Lender is a Defaulting Lender under any of clauses (a) through (d) above, such
Revolving Lender will be deemed to be a Defaulting Lender upon notification of such determination by the Administrative Agent to the Borrower, and the Revolving Lenders.
“Designated Banking Product Agreement” means any agreement evidencing
Designated Banking Product Obligations entered into by the Borrower and any Person that, at the time such Person entered into such agreement, was a Lender or a banking Affiliate of a Lender, in each case designated by the relevant Lender and the Borrower, by written notice to the
Administrative Agent, as a “Designated Banking Product Agreement”; provided that, so long as any Revolving Lender is a Defaulting Lender, such Revolving Lender shall not have any rights hereunder with respect to any Designated Banking Product Agreement entered into while such
Revolving Lender was a Defaulting Lender.
“Designated Banking Product Obligations” means any Banking Product
Obligations, in each case as designated by any Lender (or a banking Affiliate thereof) and the
Borrower from time to time and agreed to by the Administrative Agent as constituting
“Designated Banking Product Obligations,” which notice shall include (i) a copy of an agreement providing an agreed-upon maximum amount of Designated Banking Product
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Obligations that can be included as Obligations, and (ii) the acknowledgment of such Lender (or such banking Affiliate) that its security interest in the Collateral securing such Designated
Banking Product Obligations shall be subject to the Loan Documents.
“Designated Hedging Agreement” means any Hedging Agreement entered into by the Borrower and any Person that, at the time such Person entered into such Hedging Agreement, was a Lender or an Affiliate of a Lender, as designated by the relevant Lender (or Affiliate of a
Lender) and the Borrower, by written notice to the Administrative Agent, as a “Designated
Hedging Agreement,” which notice shall include a copy of an agreement providing for (i) a methodology agreed to by the Borrower, such Lender or Affiliate of a Lender, and the
Administrative Agent for reporting the outstanding amount of Designated Hedging Obligations under such Designated Hedging Agreement from time to time, (ii) an agreed-upon maximum amount of Designated Hedging Obligations under such Designated Hedging Agreement that can be included as Obligations, and (iii) the acknowledgment of such Lender or Affiliate of a Lender that its security interest in the Collateral securing such Designated Hedging Obligations shall be subject to the Loan Documents; provided that, after giving effect to such designation, the aggregate agreed-upon maximum amount of all “Designated Hedging Obligations” included as
Obligations shall not exceed 10% of the original Total Revolving Commitment in effect on the
Second Restatement Effective Date in the aggregate; provided, further, that so long as any
Revolving Lender is a Defaulting Lender, such Revolving Lender shall not have any rights hereunder with respect to any Designated Hedging Agreement entered into while such Revolving
Lender was a Defaulting Lender.
“Designated Hedging Obligations” means, as applied to any Person, all Hedging
Obligations of such Person under Designated Hedging Agreements after taking into account the effect of any legally enforceable netting arrangements included in such Designated Hedging
Agreements; it being understood and agreed that, on any date of determination, the amount of such Hedging Obligations under any Designated Hedging Agreement shall be determined based upon the “settlement amount” (or similar term) as defined under such Designated Hedging
Agreement or, with respect to a Designated Hedging Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any termination payments then due and payable) under such Designated
Hedging Agreement.
“Disposition” shall mean, with respect to any property, any sale, lease, sale and leaseback, conveyance, transfer or other disposition thereof.  The terms “Dispose” and “Disposed of” shall have correlative meanings.
“Disqualified Stock” of any Person means any Capital Stock of such Person that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder of the Capital Stock), or upon the happening of any event (other than as a result of a Change of Control or other similar event or asset sale or Disposition), (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than as a result of a Change of Control or other similar event or asset sale or Disposition), (ii) is convertible or exchangeable for Indebtedness or Disqualified
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Stock, or (iii) is redeemable at the option of the holder of the Capital Stock, in whole or in part
(other than as a result of a Change of Control or other similar event or asset sale or Disposition), on or prior to the date that is 91 days after the Revolving Facility Maturity Date (determined as of the date of its issuance).  Notwithstanding the preceding sentence, any Capital Stock of the
Borrower that would constitute Disqualified Stock of the Borrower solely because the holders of the Capital Stock have the right to require the Borrower to repurchase such Capital Stock upon the occurrence of a Change of Control or other similar event or asset sale or Disposition will not constitute Disqualified Stock if the terms of such Capital Stock provide that the Borrower may not repurchase or redeem any such Capital Stock pursuant to such provisions on or prior to the date that is 91 days after the Revolving Facility Maturity Date (determined as of the date of its issuance).
“Dollars” and “$” shall mean lawful money of the United States of America.
“Domestic Subsidiary” shall mean any Subsidiary of the Borrower that was formed under the laws of the United States or any state of the United States or the District of
Columbia or that guarantees, or pledges any property or assets to secure, any Obligations or
Junior Secured Debt.
“DOT” shall mean the United States Department of Transportation and any successor thereto.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA
Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b)
of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union,
Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“[***] KPI” for each Sustainability Adjustment Period, [***].
“Eligible Account” shall mean any Account owned by the Borrower or another
Grantor meeting the criteria and eligibility standards which are agreed upon by the Borrower and the Administrative Agent at the time of the initial pledge of Accounts to the Administrative
Agent pursuant to the applicable Collateral Document.
“Eligible Aircraft” shall mean Airbus model A319, A220, A320 or A321 family aircraft or Embraer model E190 family aircraft, in each case that (i) is owned by the Borrower or
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any other applicable Grantor, (ii) constitutes Core Fleet Equipment and (iii) is eligible for the benefits of Section 1110.
“Eligible Airport” means John F. Kennedy International Airport, LaGuardia
Airport, Ronald Reagan Washington National Airport or any other airport located in the United
States reasonably acceptable to the Administrative Agent.
“Eligible Assignee” shall mean (a) a commercial bank having total assets in excess of $1,000,000,000, (b) a finance company, insurance company or other financial institution or fund, in each case reasonably acceptable to the Administrative Agent, which in the ordinary course of business extends credit of the type contemplated herein or invests therein and has total assets in excess of $200,000,000 and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of the Code or Section 406 of ERISA, (c) any
Lender or any Affiliate of any Lender, provided that such Affiliate has total assets in excess of
$200,000,000, (d) an Approved Fund of any Lender, provided that such Approved Fund has total assets in excess of $200,000,000, and (e) any other financial institution reasonably satisfactory to the Administrative Agent, provided that such financial institution has total assets in excess of
$200,000,000; provided, further, that so long as no Event of Default has occurred and is continuing, no (i) airline, commercial air freight carrier, air freight forwarder or entity engaged in the business of parcel transport by air or (ii) Affiliate of any Person described in clause (i) above
(other than any Affiliate of such Person as a result of common control by a Governmental
Authority or instrumentality thereof, any Affiliate of such Person who becomes a Lender with the consent of the Borrower in accordance with Section 10.02(b), and any Affiliate of such
Person under common control with such Person which Affiliate is not actively involved in the management and/or operations of such Person), shall constitute an Eligible Assignee; provided;
further, that none of the Borrower, any Guarantor or any Affiliate of the Borrower or any
Guarantor shall constitute an Eligible Assignee.
“Eligible Collateral” shall mean, on any date of determination, all Collateral on which the Administrative Agent shall, as of such date, have, to the extent purported to be created by the applicable Collateral Document, a valid and perfected first priority Lien and/or mortgage
(or comparable Lien) and which is otherwise subject only to Permitted Liens; provided, with respect to any Collateral having an aggregate Appraised Value of 10% or more (determined on the date such Collateral was added as Collateral) of the sum of the aggregate Appraised Value of all Eligible Collateral plus Pledged Cash and Cash Equivalents on which the Administrative
Agent shall have been granted a valid and perfected first priority Lien and/or mortgage (or comparable Lien) subject only to Permitted Liens in any individual transaction or series of substantially simultaneous transactions, at any time when the Administrative Agent shall not have received Appraisals, pursuant to Section 5.07 or otherwise pursuant to this Agreement, with respect to substantially all of the existing Eligible Collateral within the 180-day period preceding the date on which such Collateral is pledged (a “180-day Period”), such Collateral shall not, solely for purposes of satisfying the conditions set forth in Section 6.09(c) in connection with any release of Collateral requested by the Borrower pursuant to Section 6.09(c), constitute
Eligible Collateral until the earlier of (x) the date on which the Administrative Agent shall have held such Lien and/or mortgage (or comparable Lien) for at least ninety (90) continuous days
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from the grant or perfection thereof prior to its constituting Eligible Collateral or (y) the date on which the Administrative Agent shall have received Appraisals (including, for purposes of this clause (y), all Appraisals received during such 180-Day Period), as applicable, pursuant to
Section 5.07 or otherwise pursuant to this Agreement, with respect to substantially all of the other Collateral.
“Eligible Engine” shall mean any Engine suitable for installation on an Eligible
Aircraft or any other Engine reasonably acceptable to the Administrative Agent, in each case that is owned by the Borrower or any other applicable Grantor, and that (i) is not subject to a sublease, loan or similar arrangement (other than any Permitted Disposition), (ii) constitutes
Core Fleet Equipment and (iii) is eligible for the benefits of Section 1110.
“Eligible Spare Parts” shall mean any Spare Parts and Appliances, in each case that are owned by the Borrower or any other applicable Grantor and that are eligible for the benefits of Section 1110.
“Eligible Real Property Assets” shall mean Real Property Assets consisting of any hangar at John F. Kennedy International Airport, Boston Logan International Airport or Orlando
International Airport, in each case owned by, or ground leased by, the Borrower or any other
Grantor whether on the Second Amendment Closing Date or thereafter.
“Engine” shall mean an engine used, or intended to be used, to propel an Aircraft, including a part, appurtenance, and accessory of such Engine, except a Propeller.
“Environmental Laws” shall mean all applicable laws (including common law), statutes, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or legally binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating to the environment, preservation or reclamation of natural resources, the handling, treatment, storage, disposal, Release or threatened Release of, or the exposure of any Person
(including employees) to, any Hazardous Materials.
“Environmental Liability” shall mean any liability (including any liability for damages, natural resource damage, costs of environmental investigation, remediation or monitoring or costs, fines or penalties) resulting from or based upon (a) violation of any
Environmental Law, (b) the generation, use, handling, transportation, storage, treatment, disposal or the arrangement for disposal of any Hazardous Materials, (c) exposure to any Hazardous
Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement, lease or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equity Interests” shall mean Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.
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“Erroneous Payment” shall have the meaning given such term in Section 8.11(a).
“Erroneous Payment Deficiency Assignment” shall have the meaning given such term in Section 8.11(d).
“Erroneous Payment Impacted Class” shall have the meaning given such term in
Section 8.11(d).
“Erroneous Payment Return Deficiency” shall have the meaning given such term in Section 8.11(d).
“Erroneous Payment Subrogation Rights” shall have the meaning given such term in Section 8.11(e).
~~“ESG Agency” means, Vigeo Eiris, or another internationally recognized~~
~~and independent provider of ESG ratings mutually agreed between the Borrower and the~~
~~Sustainability Structuring Agent in accordance with, and subject to the provisions of, the~~
~~second proviso of the definition of “Sustainability Adjustment”.~~
~~“ESG~~ Certificate” means a certificate substantially in the form of Exhibit H delivered by the Borrower to the Administrative Agent in accordance with Section 5.01(j).
~~“ESG~~ Report” means any final report issued by the ~~ESG Agency~~ to the Borrower from time to time that includes ~~the ESG Score of the Borrower.~~
~~“ESG~~ Report Date” means any date following the Second ~~Restatement~~ Date on which a yearly ~~ESG~~ Report has been issued by the ~~ESG Agency~~ to the Borrower, which yearly
~~ESG report~~ is expected to be released ~~annually on or about July 1st~~ (and in any event no later than August 1st) ~~of each calendar year, commencing with the first such date following the~~
~~Second Restatement Date.~~
~~“ESG Score” means the environmental, social and governance (“ESG”) score~~
~~assigned to the Borrower~~ from time to time by the ~~ESG Agency as shown in the most recent ESG~~
~~Report issued to the Borrower.~~
“Escrow Accounts” shall mean accounts of the Borrower or any Subsidiary, solely to the extent any such accounts hold funds set aside by the Borrower or any Subsidiary to manage the collection and payment of amounts collected, withheld or incurred by the Borrower or such Subsidiary for the benefit of third parties relating to: (a) federal income tax withholding and backup withholding tax, employment taxes, transportation excise taxes and security related charges, (b) any and all state and local income tax withholding, employment taxes and related charges and fees and similar taxes, charges and fees, including, but not limited to, state and local payroll withholding taxes, unemployment and supplemental unemployment taxes, disability taxes, workman’s or workers’ compensation charges and related charges and fees, (c) state and local taxes imposed on overall gross receipts, sales and use taxes, fuel excise taxes and hotel occupancy taxes, (d) passenger facility fees and charges collected on behalf of and owed to
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various administrators, institutions, authorities, agencies and entities, (e) other similar federal, state or local taxes, charges and fees (including without limitation any amount required to be withheld or collected under applicable law) and (f) other funds held in trust for, or otherwise pledged to or segregated for the benefit of, an identified beneficiary; or (2) accounts, capitalized interest accounts, debt service reserve accounts, escrow accounts and other similar accounts or funds established in connection with the ARB Indebtedness.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” shall have the meaning given such term in Section 7.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Excluded Subsidiary” means each Subsidiary of the Borrower that is a captive insurance company and is prohibited from becoming a Guarantor pursuant to applicable rules and regulations.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap
Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an
“eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
“Excluded Taxes” shall mean, with respect to the Administrative Agent, any
Lender, any Issuing Lender or any other recipient of any payment to be made by or on account of any Obligation of the Borrower or any Guarantor hereunder or under any Loan Document,
(a) any Taxes based on (or measured by) its net income, profits or capital, or any franchise taxes, imposed (i) by the United States of America or any political subdivision thereof or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) as a result of a present or former connection between such recipient and the jurisdiction imposing such Taxes (other than a connection arising from such recipient’s having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, this Agreement or any Loan Document, or sold or assigned an interest in this
Agreement or any Loan Document), (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction in which such recipient is
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located, (c) in the case of a Lender, any withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section
2.18) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.16(a), amounts with respect to such Taxes were payable either to such
Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (d) in the case of a Lender, any withholding
Tax that is attributable to such Lender’s failure to deliver the documentation described in Section
2.16(f) or 2.16(g) and (e) any U.S. withholding Tax that is imposed by reason of FATCA.
“Existing Credit Agreement” has the meaning set forth in the recitals to this
Agreement.
“Existing Engine Type” shall have the meaning given to such term in Section
5.07.
“Existing Lenders” has the meaning set forth in the recitals to this Agreement.
“Existing Revolver” means the Portfolio Loan Account Agreement and related
Portfolio Loan Account Terms and Conditions, each dated on or about July 23, 2012, between the Borrower and Morgan Stanley Bank, N.A.
“Extended Revolving Commitment” shall have the meaning given to such term in
Section 2.28(a).
“Extension” shall have the meaning given to such term in Section 2.28(a).
“Extension Amendment” shall have the meaning given to such term in Section
2.28(c).
“Extension Offer” shall have the meaning given to such term in Section 2.28(a).
“Extension Offer Date” shall have the meaning given to such term in Section
2.28(a).
“FAA” shall mean the Federal Aviation Administration of the United States of
America and any successor thereto.
“FAA Slots” shall mean, in the case of airports in the United States, at any time, the right and operational authority to conduct one Instrument Flight Rule (as defined in Title 14)
scheduled landing or take-off operation at a specific time or during a specific time period at any airport at which landings or take-offs are restricted, including, without limitation, slots and operating authorizations, whether pursuant to FAA or DOT regulations or orders pursuant to
Title 14, Title 49 or other federal statutes now or hereinafter in effect.
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“Facility” or “Revolving Facility” shall mean the Revolving Commitments and the Revolving Loans made and Letters of Credit issued thereunder.
“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement, any amended or successor provisions that are substantively comparable thereto and not materially more onerous to comply with, any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the
Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
“Federal Funds Rate” shall mean, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding
Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and
(b) 0%.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve
System of the United States.
“Fees” shall collectively mean the Commitment Fees, the ~~Upfront~~Amendment
Fees, Letter of Credit Fees and other fees referred to in Sections 2.19 and 2.20.
“First Amendment Effective Date” means October 17, 2023.
“Flight Simulator Security Agreement” means (i) the Security Agreement, dated as of May 29, 2020, entered into by the Borrower and the Administrative Agent, as ratified on the date hereof and as the same may be amended, restated, modified, supplemented, extended or amended and restated from time to time, or (ii) any other security agreement, entered into by another Grantor and the Administrative Agent, to pledge Flight Simulators as Collateral, in substantially the form as attached as Exhibit G (or in such other form as may be reasonably acceptable to the Administrative Agent and the Borrower).
“Flight Simulators” shall mean the flight simulators and flight training devices of the Borrower or any other applicable Grantor (including, without limitation, any such simulators or training devices located on a Real Property Asset).
“Floor” means a rate of interest equal to 0%.
“Foreign Lender” shall mean any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located.  For purposes of this definition, the
United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
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“Foreign Subsidiary” shall mean any direct or indirect Subsidiary of the Borrower which is not a Domestic Subsidiary.
“GAAP” shall mean generally accepted accounting principles in the United States of America, which are in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public
Accountants, statements and pronouncements of the Financial Accounting Standards Board, such other statements by such other entity as have been approved by a significant segment of the accounting profession and the rules and regulations of the SEC governing the inclusion of financial statements in periodic reports required to be filed pursuant to Section 13 of the
Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC.
“Gate Leasehold” means, at any time, all of the right, title, privilege, interest and authority, now held or hereafter acquired, of the Borrower or a Guarantor in connection with the right to use or occupy space in an airport terminal at any airport.
“Governmental Authority” shall mean the government of the United States of
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank organization, or other entity exercising executive, legislative, judicial, taxing or regulatory powers or functions of or pertaining to government.  Governmental Authority shall not include any Person in its capacity as an Airport Authority.
“Grantor” shall mean the Borrower and any Guarantor that shall at any time pledge Collateral under a Collateral Document.
“Guarantee” means a guarantee (other than (a) by endorsement of negotiable instruments for collection or (b) customary contractual indemnities, in each case in the ordinary course of business), direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions).
“Guaranteed Obligations” shall have the meaning given such term in Section
9.01(a).
“Guarantors” shall mean, collectively, each Domestic Subsidiary of the Borrower that becomes pursuant to Section 5.12, a party to the Guarantee contained in Section 9.  As of the
Second ~~Restatement Effective~~Amendment Closing Date, there are no Guarantors.
“Guaranty Obligations” shall have the meaning given such term in Section
9.01(a).
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“Hazardous Materials” shall mean all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature that are regulated pursuant to, or could reasonably be expected to give rise to liability under any
Environmental Law.
“Hedging Agreement” shall mean any agreement evidencing Hedging
Obligations.
“Hedging Obligations” means, with respect to any Person, all obligations and liabilities of such Person under:
(1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;
(2) other agreements or arrangements designed to manage interest rates or interest rate risk; and
(3) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates, fuel prices or other commodity prices, but excluding (x) clauses in purchase agreements and maintenance agreements pertaining to future prices and (y) fuel purchase agreements and fuel sales that are for physical delivery of the relevant commodity.
“IATA” means the International Air Transport Association and any successor thereto.
“IBA” means International Bureau of Aviation (IBA Group).
“ICF” shall mean ICF International, Inc.
“Immaterial Subsidiary” shall mean any Subsidiary of the Borrower for which (a)
the assets of such Subsidiary constitute no more than 7.0% of the total assets of the Borrower and its Subsidiaries on a consolidated basis (determined as of the last day of the most recent fiscal quarter of the Borrower for which financial statements are available to the Administrative Agent pursuant to Section 5.01) and (b) the revenues of such Subsidiary account for no more than 7.0%
of the total revenues of the Borrower and its Subsidiaries on a consolidated basis for the twelve-
month period ending on the last day of the most recent fiscal quarter of the Borrower for which financial statements are available to the Administrative Agent pursuant to Section 5.01; provided that the total assets of all Immaterial Subsidiaries shall not exceed, in the aggregate, (x) 12.0% of the total assets of the Borrower and its Subsidiaries on a consolidated basis (determined as of the last day of the most recent fiscal quarter of the Borrower for which financial statements are available to the Administrative Agent pursuant to Section 5.01) or (y) 12.0% of the total revenues of the Borrower and its Subsidiaries on a consolidated basis for the twelve-month period ending on the last day of the most recent fiscal quarter of the Borrower for which financial
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statements are available to the Administrative Agent pursuant to Section 5.01; provided, further that (i) a Subsidiary will not be considered to be an Immaterial Subsidiary if it (1) directly or indirectly guarantees, or pledges any property or assets to secure, any Obligations or Junior
Secured Debt or (2) owns any properties or assets that constitute Collateral and (ii) if one or more Subsidiaries of the Borrower becomes an Immaterial Subsidiary by operation of the preceding proviso, the Borrower shall be entitled from time to time, in its sole discretion, to designate in writing to the Administrative Agent one or more Subsidiaries of the Borrower as
Subsidiaries that shall constitute “Material Subsidiaries” (and cease to be Immaterial
Subsidiaries), so long as, after giving effect to such designation(s), all remaining Immaterial
Subsidiaries meet the requirements of the preceding proviso and the Borrower has complied with the requirements of Section 5.12.
“Increase Effective Date” shall have the meaning given such term in Section
2.27(a).
“Increase Joinder” shall have the meaning given such term in Section 2.27(c).
“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:
(1)in respect of borrowed money;
(2)evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);
(3)in respect of banker’s acceptances;
(4)representing Capital Lease Obligations;
(5)representing the balance deferred and unpaid of the purchase price of any property or services due more than six months after such property is acquired or such services are completed, but excluding in any event trade payables arising in the ordinary course of business; or
(6)representing any Hedging Obligations,
if and to the extent any of the preceding items (other than letters of credit and
Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP.  In addition, the term “Indebtedness” includes all
Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person.  Indebtedness shall be calculated without giving effect to the effects of Financial Accounting Standards Board
Accounting Standards Codification 815 – Derivatives and Hedging and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any
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purpose under this Agreement as a result of accounting for any embedded derivatives created by the terms of such Indebtedness.
For the avoidance of doubt, Banking Product Obligations do not constitute
Indebtedness.
“Indemnified Taxes” shall mean Taxes other than Excluded Taxes imposed on or with respect to any payments made by the Borrower or any Guarantor under this Agreement or any other Loan Document.
“Indemnitee” shall have the meaning given such term in Section 10.04(b).
“Intercreditor Agreement” shall have the meaning given such term in Section
10.17.
“Interest Election Request” shall mean a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05.
“Interest Payment Date” shall mean (a) as to any SOFR Loan having an Interest
Period of one or three months, the last day of such Interest Period, (b) as to any SOFR Loan having an Interest Period of more than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (c) with respect to ABR Loans, the last Business Day of each March, June, September and
December.
“Interest Period” shall mean, as to any Borrowing of SOFR Loans, the period commencing on the date of such Borrowing (including as a result of a conversion from ABR
Loans) or on the last day of the preceding Interest Period applicable to such Borrowing and ending on (but excluding) the numerically corresponding day (or if there is no corresponding day, the last day) in the calendar month that is one, three or six months (or, if available to all applicable Lenders and agreed to by all Lenders, twelve months) thereafter, as the Borrower may elect in the related notice delivered pursuant to Section 2.03 or 2.05; provided that (i) if any
Interest Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) no Interest Period shall end later than the applicable
Termination Date.
“International Interest” shall mean an “international interest” as defined in the
Cape Town Treaty.
“International Registry” shall mean the “International Registry” as defined in the
Cape Town Treaty.
“Investments” means, with respect to any Person, all direct or indirect investments made by such Person in other Persons (including Affiliates) in the forms of loans (including
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Guarantees or other obligations), advances (but excluding advance payments and deposits for goods and services in the ordinary course of business) or capital contributions (excluding commission, travel and similar advances to officers, employees and consultants made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness,
Equity Interests or other securities of other Persons, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.
“Issuing Lender” shall mean, in respect of any Letter of Credit, any Lender agreeing to act in the capacity as issuer of such Letter of Credit hereunder, which Lender shall be reasonably satisfactory to the Borrower and the Administrative Agent.  Each Issuing Lender
may, in its reasonable discretion, arrange for one or more Letters of Credit to be issued by
Affiliates of such Issuing Lender reasonably acceptable to the Borrower, which Affiliate shall agree in writing reasonably acceptable to the Borrower to be bound by the provisions of the Loan
Documents applicable to an Issuing Lender, in which case the term “Issuing Lender” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
“JetBlue” means JetBlue Airways Corporation, a Delaware corporation.
“Junior Lien Cap” means, as of any date of determination, the aggregate amount of Junior Secured Debt that may be incurred by the Borrower and any Guarantor such that, after giving pro forma effect to such incurrence and the application of the net proceeds therefrom the
Total Collateral Coverage Ratio shall be no less than 1.0 to 1.0.
“Junior Secured Debt” shall mean Indebtedness that is secured by a Lien on
Collateral that is junior to the Liens securing the Obligations and permitted to be secured by a
Lien on Collateral under Section 6.06.
“Junior Secured Debt Documents” shall mean each indenture, credit agreement and other agreements, instruments and notes evidencing Junior Secured Debt, and each other agreement executed in connection therewith, as each may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.
(a)“KPI Certificate” means a certificate substantially in the form of Exhibit H delivered by the Borrower to the Administrative Agent in accordance with Section 5.01(j).
(b)“KPI Metrics” mean, with respect to each Sustainability Adjustment
Period, [***].
(c)“KPI Metrics Auditor” means, Verifavia, or any replacement auditor thereof as designated from time to time by the Borrower; provided that any such replacement
KPI Metrics Auditor shall be (a) a qualified external reviewer (other than an Affiliate of the
Borrower) with relevant expertise, such as an auditor, environmental or social impact consultant and/or independent ratings agency of recognized standing or (b) another firm designated by the
Borrower and identified to the Administrative Agent, so long as Lenders constituting the
Required Lenders do not object to such designation pursuant to this clause (b) within five
Business Days after the Borrower has identified the proposed firm to the Administrative Agent.
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(d)“KPI Metrics Report” means any final report issued by the KPI Metrics
Auditor to the Borrower from time to time that includes a verification of the KPI Metrics.
(e)“KPI Metrics Report Date” means any date following the Second
Amendment Closing Date on which a yearly KPI Metrics Report has been issued by the KPI
Metrics Auditor to the Borrower, which yearly KPI Metrics Report is expected to be released within fifteen (15) days after the end of the second fiscal quarter of each fiscal year (and in any event no later than August 1st), commencing on or about July 1, 2025.
“KPI Targets” means for each Sustainability Adjustment Period, the targets for each KPI Metric set forth in Exhibit I.
“LC Commitment” shall mean, with respect to any Issuing Lender, an amount equal to the Revolving Commitment of such Issuing Lender from time to time.
“LC Disbursement” shall mean a payment made by an Issuing Lender pursuant to a Letter of Credit issued by it.
“LC Exposure” shall mean, at any time, with respect to any Revolving Lender that is an Issuing Lender, the sum of (i) the aggregate maximum undrawn amount of all outstanding
Letters of Credit issued by it at such time plus (ii) the aggregate amount of all LC Disbursements made by it that have not yet been reimbursed by or on behalf of the Borrower at such time;
provided, that in the case of any escalating Letter of Credit where the face amount thereof is subject to escalation with no conditions, the applicable Issuing Lender’s LC Exposure with respect to such Letter of Credit shall be determined by referring to the maximum face amount to which such Letter of Credit may be so escalated.
“Lenders” shall have the meaning set forth in the first paragraph of this
Agreement.
“Letter of Credit” shall mean any irrevocable letter of credit issued pursuant to
Section 2.02, which letter of credit shall be (i) a standby letter of credit, (ii) issued for general corporate purposes of the Borrower or any Subsidiary of the Borrower; provided that in any case the account party of a Letter of Credit must be the Borrower, (iii) denominated in Dollars and
(iv) otherwise in such form as may be reasonably approved from time to time by the
Administrative Agent and the applicable Issuing Lender.
“Letter of Credit Account” shall mean the account established by the Borrower under the sole and exclusive control of the Administrative Agent maintained at the office of the
Administrative Agent at 388 Greenwich Street, New York, NY 10013, designated as the
“JetBlue MOU Pledge Account” that shall be used solely for the purposes set forth herein.
“Letter of Credit Fees” shall mean the fees payable in respect of Letters of Credit pursuant to Section 2.21.
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“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or similar encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (but excluding any lease, sublease, use or license agreement or swap agreement or similar arrangement by any Grantor described in clause
(e) or (f) of the definition of “Permitted Disposition”), including any conditional sale or other title retention agreement, any option or other agreement to sell or give a security interest in and, except in connection with any Qualified Receivables Transaction, any agreement to give any financing statement under the UCC (or equivalent statutes) of any jurisdiction.
“Liquidity” shall mean the sum of (i) all unrestricted cash and Cash Equivalents of the Borrower and its Domestic Subsidiaries (excluding, for the avoidance of doubt, any cash or Cash Equivalents held in accounts subject to Account Control Agreements or otherwise then pledged to secure any other Indebtedness), (ii) the aggregate principal amount committed and available to be drawn by the Borrower and its Domestic Subsidiaries (taking into account all borrowing base limitations, collateral coverage requirements or other restrictions on borrowing availability) under all revolving credit facilities (including this Facility and the Existing
Revolver) of the Borrower and its Domestic Subsidiaries and (iii) to the extent not being used to repay other Indebtedness, the scheduled net proceeds of any Capital Markets Offering of the
Borrower or any of its Domestic Subsidiaries that has priced but has not yet closed (until the earliest of the closing thereof, the termination thereof without closing or the date that falls five
(5) Business Days after the initial scheduled closing date thereof); provided, that any Liquidity contributed by Immaterial Subsidiaries that is in excess of 10% of the total Liquidity, and any amounts described in clauses (i) through (iii) that are held by any Receivables Subsidiary or
Excluded Subsidiary, shall be excluded from the calculation of Liquidity.
“Loan Request” shall mean a request by the Borrower, executed by a Responsible
Officer of the Borrower, for a Loan in accordance with Section 2.03 in substantially the form of
Exhibit C.
“Loans” shall mean the Revolving Loans.
“Loan Documents” shall mean this Agreement, the Collateral Documents, any
Intercreditor Agreement and any other instrument or agreement (which is designated as a Loan
Document therein) executed and delivered by the Borrower or a Guarantor to the Administrative
Agent, any Issuing Lender or any Lender, in each case, as the same may be amended, restated, modified, supplemented, extended or amended and restated from time to time in accordance with the terms hereof.
“Margin Stock” shall have the meaning given such term in Section 3.11(a).
“Material Adverse Change” shall mean any event, development or circumstance that has had or would reasonably be expected to have a Material Adverse Effect.
“Material Adverse Effect” shall mean (i) a material adverse effect on (a) the consolidated business, operations or financial condition of the Borrower and its Subsidiaries, taken as a whole, (b) the validity or enforceability of any of the Loan Documents or the rights or
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remedies of the Administrative Agent and the Lenders thereunder, or (c) the ability of the
Borrower and the Guarantors, collectively, to pay the Obligations or (ii) a Collateral Material
Adverse Effect.
“Material Indebtedness” shall mean Indebtedness of the Borrower or one or more
Guarantors (other than the Loans and obligations relating to Letters of Credit) outstanding under the same agreement in a principal amount exceeding $150,000,000.
“MBA” means Morten Beyer & Agnew.
“Minimum Extension Condition” shall have the meaning given such term in
Section 2.28(b).
“Moody’s” shall mean Moody’s Investors Service, Inc.
“Mortgaged Collateral” shall mean all of the “Collateral” as defined in each
Aircraft and Spare Engine Mortgage (including as supplemented by any Mortgage Supplement).
“Net Proceeds” means the aggregate cash and Cash Equivalents received by the
Borrower or any of its Subsidiaries in respect of any Collateral Sale (including, without limitation, any cash or Cash Equivalents received in respect of or upon the sale or other disposition of any non-cash consideration received in any Collateral Sale) or Recovery Event, net of:  (a) the direct costs and expenses relating to such Collateral Sale and incurred by the
Borrower or a Subsidiary (including the sale or disposition of such non-cash consideration) or any such Recovery Event, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result of the
Collateral Sale or Recovery Event, taxes paid or payable as a result of the Collateral Sale or
Recovery Event, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements; (b) any reserve for adjustment or indemnification obligations in respect of the sale price of such asset or assets established in accordance with GAAP; and (c)
any portion of the purchase price from a Collateral Sale placed in escrow pursuant to the terms of such Collateral Sale (either as a reserve for adjustment of the purchase price, or for satisfaction of indemnities in respect of such Collateral Sale) until the termination of such escrow.
“Net Proceeds Amount” shall have the meaning given such term in Section
2.12(a).
“New Lender” shall have the meaning given such term in Section 2.27(a).
“Non-Core Fleet Equipment” means (i) any Aircraft or Engine that no longer constitutes Core Fleet Equipment and (ii) any Non-Core Spare Parts.
“Non-Core Spare Parts” means, if as of any date of determination, all of a specific type or model of Aircraft or Engine no longer constitutes Core Fleet Equipment, any such Spare
Parts and Appliances that are appropriate for incorporation in, installation on, attachment or
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appurtenance to, or use in, solely such model or type of Aircraft or Engine (and not any other model or type of Aircraft or Engine that then constitutes Core Fleet Equipment).
“Non-Defaulting Lender” shall mean, at any time, a Revolving Lender that is not a Defaulting Lender.
“Non-Extending Lender” shall have the meaning given such term in Section
10.08(g).
“Obligations” shall mean the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition of bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), the Loans, the Designated Hedging Obligations, the
Designated Banking Product Obligations, and all other obligations and liabilities of the Borrower to the Administrative Agent, any Issuing Lender or any Lender (or (i) in the case of Designated
Hedging Obligations, any obligee with respect to such designated Hedging Obligations who was a Lender or an Affiliate of a Lender when the related Designated Hedging Agreement was entered into, or (ii) in the case of Designated Banking Product Obligations, any obligee with respect to such Designated Banking Product Obligations who was a Lender or a banking
Affiliate of any Lender at the time the related Designated Banking Product Agreement was entered into), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which arise under this Agreement or any other Loan Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, out-of-
pocket costs, and expenses (including all fees, charges and disbursements of counsel to the
Administrative Agent, any Issuing Lender or any Lender that are required to be paid by the
Borrower pursuant hereto) or otherwise; provided, however, that the aggregate amount of all
Designated Hedging Obligations (valued in accordance with the definition thereof) at any time outstanding that shall be included as “Obligations” shall not exceed 10% of the original Total
Revolving Commitment in effect on the Second Restatement Effective Date; provided, further, that in no event shall the Obligations include Excluded Swap Obligations.
“OFAC” means the U.S. Department of Treasury’s Office of Foreign Assets
Control.
“Officer” means, with respect to any Person, the Chairman of the Board, the Chief
Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the
Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such
Person.
“Officer’s Certificate” shall mean a certificate signed on behalf of the Borrower by an Officer of the Borrower.
~~“Other Facility” means that certain Credit and Guaranty Agreement, dated as of~~
~~March 30, 2020, as amended, supplemented and otherwise modified from time to time.~~
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~~“Other Spare Parts” shall have the meaning given such term in Section 5(a)(9).~~
“Other Taxes” shall mean any and all present or future court, stamp, mortgage, intangible, recording, filing or documentary taxes or any other similar charges or similar levies arising from any payment made hereunder or from the execution, performance, delivery, registration of or enforcement of this Agreement or any other Loan Document.
“Outstanding Letters of Credit” shall have the meaning given such term in Section
2.02(j).
“Parent Company” means, with respect to a Revolving Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Revolving Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Revolving Lender.
“Participant” shall have the meaning given such term in Section 10.02(d).
“Participant Register” shall have the meaning given such term in Section
10.02(d).
“Patriot Act” shall mean the USA PATRIOT Act, Title III of Pub.  L.  107-56, signed into law on October 26, 2001 and any subsequent legislation that amends or supplements such Act or any subsequent legislation that supersedes such Act.
“Payment Recipient” shall have the meaning given such term in Section 8.11.
“Payroll Accounts” shall mean depository accounts used only for payroll.
“Permitted Business” means any business that is the same as, or reasonably related, ancillary, supportive or complementary to, or a reasonable extension of, the business in which the Borrower and its Subsidiaries are engaged on the date of this Agreement.
“Permitted Disposition” shall mean any of the following:
(a)the Disposition of Collateral permitted under the applicable Collateral
Documents;
(b)the Disposition of cash or Cash Equivalents constituting Collateral in exchange for other cash or Cash Equivalents constituting Collateral and having reasonably equivalent value therefor; provided that this clause (b) shall not permit any Disposition of the
Letter of Credit Account or any amounts on deposit therein;
(c)sales or dispositions of surplus, obsolete, negligible or uneconomical assets no longer used in the business of the Borrower and the other Grantors, including (i) returns of Slots to the FAA and (ii) Dispositions of Non-Core Fleet Equipment;
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(d)Dispositions of Collateral among the Grantors (including any Person that shall become a Grantor simultaneous with such Disposition in the manner contemplated by
Section 5.12); provided that:
(i)such Collateral remains at all times subject to a Lien with the same priority and level of perfection as was the case immediately prior to such Disposition (and otherwise subject only to Permitted Liens) in favor of the Administrative Agent for the benefit of the Secured
Parties following such Disposition,
(ii)concurrently therewith, the Grantors shall execute any documents and take any actions reasonably required to create, grant, establish, preserve or perfect such Lien in accordance with the other provisions of this Agreement or the Collateral Documents,
(iii)concurrently therewith or promptly thereafter, the Administrative Agent, for the benefit of the Secured Parties, shall receive an Officer’s Certificate, with respect to the matters described in clauses (i) and (ii) hereof and, if reasonably requested by the Administrative Agent, an opinion of counsel to the Borrower (which may be in-house counsel) as to the validity and perfection of such Lien on the Collateral, in each case in form and substance reasonably satisfactory to the Administrative Agent,
(iv)concurrently with any Disposition of Collateral to any Person that shall become a
Grantor simultaneous with such Disposition in the manner contemplated by Section 5.12, such
Person shall have complied with the requirements of Section 5.12(b); provided further that this clause (d) shall not permit any Disposition of the Letter of Credit Account or any amounts on deposit therein, and
(v)the preceding provisions of clauses (i) through (iv) shall not be applicable to any
Disposition resulting from a merger or consolidation permitted by Section 6.10; and
(e)(i)  abandonment of Slots and Gate Leaseholds; provided that such abandonment is (A) in connection with the downsizing of any hub or facility which does not materially and adversely affect the business of the Borrower and its Subsidiaries, taken as a whole, (B) in the ordinary course of business consistent with past practices and does not materially and adversely affect the business of the Borrower and its Subsidiaries, taken as a whole, (C) reasonably determined by the Borrower to relate to Collateral of de minimis value or surplus to the Borrower’s needs or (D) required by the DOT, the FAA or other Governmental
Authority and, in the case of any such abandonment under this clause (i), does not have a
Collateral Material Adverse Effect,
(ii)exchange of FAA Slots in the ordinary course of business that in the Borrower’s reasonable judgment are of reasonably equivalent value (so long as the FAA Slots received in such exchange are concurrently pledged as Additional Collateral and constitute Eligible
Collateral, and such exchange would not result in a Collateral Material Adverse Effect),
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(iii)the termination of leases or subleases or airport use or license agreements in the ordinary course of business to the extent such terminations do not have a Collateral Material
Adverse Effect, or
(iv)any other lease or sublease of, or use or license agreements with respect to, assets and properties that constitute Slots or Gate Leaseholds in the ordinary course of business and swap agreements or similar arrangements with respect to Slots in the ordinary course of business and which lease, sublease, use or license agreement or swap agreement or similar arrangement
(A) has a term of one year or less, or does not extend beyond two comparable IATA traffic seasons (and contains no option to extend beyond either of such periods), (B) has a term
(including any option period) longer than allowed in clause (A); provided, however, that (x) in the case of each transaction pursuant to this clause (B), an Officer’s Certificate is delivered to the
Administrative Agent concurrently with or promptly after the applicable Grantor’s entering into any such transaction that (i) immediately after giving effect to such transaction the Collateral
Coverage Ratio (excluding, for purposes of calculating such ratio, the proceeds of such transaction and the intended use thereof) would be no less than 1.0 to 1.0, (ii) the Administrative
Agent’s Liens on Collateral subject to such lease, sublease, use, license agreement or swap or similar arrangement are not materially adversely affected (it being understood that no Permitted
Lien shall be deemed to have such an effect) and (iii) no Event of Default exists at the time of such transaction, and (y) immediately after giving effect to any transaction pursuant to this clause
(B), the aggregate Appraised Value of Collateral subject to transactions covered by this clause (B) shall not exceed $30,000,000, (C) is for purposes of operations by another airline operating under a brand associated with the Borrower or otherwise operating routes at the
Borrower’s direction under a code share agreement, capacity purchase agreement, pro-rate agreement or similar arrangement between such airline and the Borrower or (D) is subject and subordinated to the rights (including remedies) of the Administrative Agent under the applicable
Collateral Documents on terms reasonably satisfactory to the Administrative Agent; and
(f)the lease or sublease of assets and properties in the ordinary course of business; provided that, the rights of the lessee or sublessee shall be subordinated to the rights
(including remedies) of the Administrative Agent under the applicable Collateral Document on terms reasonably satisfactory to the Administrative Agent.
“Permitted Liens” means:
(1)Liens held by the Administrative Agent securing the Obligations;
(2)Liens securing Junior Secured Debt in an aggregate principal amount (as of the date of incurrence of any such Junior Secured Debt and after giving pro forma effect to the application of the net proceeds therefrom), not exceeding the Junior Lien Cap, provided that such Liens shall (x) rank junior to the Liens in favor of the Administrative Agent securing the Obligations and (y) be subject to an Intercreditor Agreement reasonably acceptable to the Administrative
Agent, the Required Lenders and the Borrower;
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(3)Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as is required in conformity with GAAP has been made therefor;
(4)Liens imposed by law, including carriers’, warehousemen’s, landlord’s and mechanics’ Liens, in each case, incurred in the ordinary course of business;
(5)Liens arising by operation of law in connection with judgments, attachments or awards which do not constitute an Event of Default hereunder;
(6)Liens created for the benefit of (or to secure) the Obligations or any Guaranty Obligations;
(7)(A) any overdrafts and related liabilities arising from treasury, netting, depository and cash management services or in connection with any automated clearing house transfers of funds, in each case as it relates to cash or
Cash Equivalents, if any, and (B) Liens arising by operation of law or that are contractual rights of set-off in favor of the depository bank or securities intermediary in respect of the Letter of Credit Account or the Collateral Proceeds
Account;
(8)licenses, sublicenses, leases and subleases by any Grantor as they relate to any aircraft, airframe, engine, Mortgaged Collateral or any Additional
Collateral and to the extent (A) such licenses, sublicenses, leases or subleases do not interfere in any material respect with the business of the Borrower and its
Subsidiaries, taken as a whole, and in each case, such license, sublicense, lease or sublease is to be subject and subordinate to the Liens granted to the
Administrative Agent pursuant to the Collateral Documents, and in each case, would not result in a Collateral Material Adverse Effect or (B) otherwise expressly permitted by the Collateral Documents;
(9)salvage or similar rights of insurers, in each case as it relates to any aircraft, airframe, engine, Mortgaged Collateral or any Additional Collateral, if
any;
(10)in each case as it relates to any aircraft, Liens on appliances, parts, components, instruments, appurtenances, furnishings and other equipment installed on such aircraft and separately financed by a Grantor, to secure such financing;
(11)Liens incurred in the ordinary course of business of the Borrower or any Subsidiary of the Borrower with respect to obligations that do not exceed in the aggregate $7,500,000 at any one time outstanding; ~~and~~
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(12)Liens on Collateral permitted under the Collateral Document granting a Lien on such Collateral~~.~~; and
(13)Easements (including reciprocal easement agreements), rights-of-
way, building, zoning and similar restrictions, utility agreements, covenants, reservations, restrictions, encroachments, charges, and other similar encumbrances or title defects incurred, leases or subleases, licenses or sublicenses, or occupancy agreements granted to others, whether or not of record and whether now in existence or hereafter entered into, in the ordinary course of business, which do not in the aggregate materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries, taken as a whole.
“Person” shall mean any natural person, corporation, division of a corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization, Airport Authority or Governmental Authority or any agency or political subdivision thereof.
“Platform” means Debt Domain or another similar electronic system.
“Pledged Aircraft” means, as of any date, the Eligible Aircraft included in the
Collateral as of such date.
“Pledged Cash and Cash Equivalents” means, as of any date, the amount of cash and Cash Equivalents included in the Collateral as of such date.
“Pledged Engines” means, as of any date, the Eligible Engines included in the
Collateral as of such date.
“Pledged Gate Leaseholds” means, as of any date, the Gate Leaseholds included in the Collateral as of such date.
“Pledged Real Property Assets” means, as of any date, the Eligible Real Property
Assets included in the Collateral as of such date.
“Pledged Slots” means, as of any date, the Slots included in the Collateral as of such date.
“Pledged Spare Parts” means, as of any date, the Eligible Spare Parts included in the Collateral as of such date.
“Prime Rate” shall mean the rate of interest per annum publicly announced from time to time by the Person acting as the Administrative Agent as its prime rate in effect at its principal office in New York City.  The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.  The Administrative Agent or any Issuing Lender or Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.  Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of such change.
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“Professional User” shall have the meaning given it in the Regulations and
Procedures for the International Registry.
“Propeller” shall mean any propeller, including any part, appurtenance, and accessory of a propeller.
“Put Exposure” means the principal amount of Loans, LC Exposure and unused
Revolving Commitments that Lenders have elected be prepaid, discharged and terminated, respectively, pursuant to Section 2.12(g) in response to a Change of Control Offer.
“QEC Kits” means the quick engine change kits of any Grantor.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning assigned to it in Section 10.20.
“Qualified Receivables Transaction” means any transaction or series of transactions entered into by the Borrower or any of its Subsidiaries pursuant to which the
Borrower or any of its Subsidiaries sells, conveys or otherwise transfers to (a) a Receivables
Subsidiary or any other Person (in the case of a transfer by the Borrower or any of its
Subsidiaries) and (b) any other Person (in the case of a transfer by a Receivables Subsidiary), or grants a security interest in, any accounts receivable (whether now existing or arising in the future) of the Borrower or any of its Subsidiaries, and any assets related thereto including, without limitation, all Equity Interests and other investments in the Receivables Subsidiary, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable, other than assets that constitute Collateral or proceeds of Collateral.
“Qualified Replacement Assets” means Additional Collateral of any of the types described in clauses (b), (c) and (d) of the definition of “Additional Collateral”.
“Qualifying Equity Interests” means Equity Interests of the Borrower other than
Disqualified Stock of the Borrower.
“Ratings” shall mean as of any date of determination, the corporate credit rating as determined by S&P or the corporate family rating as determined by Moody’s, as applicable, of the Borrower.
“Real Property Appraisal” means, with respect to any Real Property Asset, as of any date, a then-current appraisal of the Real Property Asset, that is prepared by a member of the
Appraisal Institute selected by the Administrative Agent’s independent appraisal group, that (i)
meets the minimum appraisal standards for national banks promulgated by the Comptroller of the
Currency pursuant to Title XI of the Financial Institutions Reform, Recovery, and Enforcement
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Act of 1989, as amended (FIRREA) and complies with the Uniform Standards of Professional
Appraisal Practice (USPAP), (ii) is state licensed or state certified if required under the laws of the state where the applicable Property is located, and (iii) is otherwise reasonably satisfactory to
Administrative Agent.
“Real Property Assets” shall mean those parcels of real property owned in fee or ground leased by the Borrower or any other Grantor designated by the Borrower and together with, in each case, all of Borrower’s or Grantor’s (as applicable) right, title and interest in and to all buildings, improvements, facilities, appurtenant fixtures and equipment, easements and other property and rights incidental or appurtenant to the ownership or ground leasing of such parcel of real property.  Notwithstanding the foregoing, no real property located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, in accordance with any of (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster
Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the
Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto or (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto, shall be a Real Property Asset for purposes hereof.
“Real Property Mortgages” shall mean the mortgages, deeds of trust and other security documents granting a Lien on any Real Property Assets of the Borrower or any Grantor,
together with its interest in such property, to secure the Obligations, each in a form reasonably satisfactory to the Administrative Agent.
“Receivables Subsidiary” means a Subsidiary of the Borrower which engages in no activities other than in connection with the financing of accounts receivable and which is designated by the Board of Directors of the Borrower (as provided below) as a Receivables
Subsidiary (a) no portion of the Indebtedness or any other obligations (contingent or otherwise)
of which (1) is guaranteed by the Borrower or any Subsidiary of the Borrower (other than comprising a pledge of the Capital Stock or other interests in such Receivables Subsidiary (an
“incidental pledge”), and excluding any guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables
Transaction), (2) is recourse to or obligates the Borrower or any Subsidiary of the Borrower in any way other than through an incidental pledge or pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a
Qualified Receivables Transaction or (3) subjects any property or asset of the Borrower or any
Subsidiary of the Borrower (other than accounts receivable and related assets as provided in the definition of “Qualified Receivables Transaction”), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a
Qualified Receivables Transaction, (b) with which neither the Borrower nor any Subsidiary of the Borrower has any material contract, agreement, arrangement or understanding (other than pursuant to the Qualified Receivables Transaction) other than (i) on terms no less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from Persons who
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are not Affiliates of the Borrower, and (ii) fees payable in the ordinary course of business in connection with servicing accounts receivable and (c) with which neither the Borrower nor any
Subsidiary of the Borrower has any obligation to maintain or preserve such Subsidiary’s financial condition, other than a minimum capitalization in customary amounts, or to cause such
Subsidiary to achieve certain levels of operating results.  Any such designation by the Board of
Directors of the Borrower will be evidenced to the Administrative Agent by filing with the
Administrative Agent a certified copy of the resolution of the Board of Directors of the Borrower giving effect to such designation and an Officer’s Certificate certifying that such designation complied with the foregoing conditions.
“Recovery Event” shall mean any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any Collateral or any Event of Loss (as defined in the related Collateral Document pursuant to which a security interest in such Collateral is granted to the Administrative Agent, if applicable).
“Register” shall have the meaning set forth in Section 10.02(b)(iv).
“Regulations and Procedures for the International Registry” shall mean the official English language text of the International Registry Procedures and Regulations issued by the Supervisory Authority (as defined in the Cape Town Convention) pursuant to the Aircraft
Protocol.
“Related Parties” shall mean, with respect to any specified Person, such Person’s
Affiliates and the respective directors, officers, partners, members, employees, agents and advisors of such Person and such Person’s Affiliates.
“Release” shall have the meaning specified in Section 101(22) of the
Comprehensive Environmental Response Compensation and Liability Act.
“Relevant Governmental Body” means the Federal Reserve Board or the Federal
Reserve Bank of New York, or a committee officially endorsed or convened by the Federal
Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.
“Required Lenders” shall mean, at any time, Lenders holding more than 50% of the Total Revolving Commitments then in effect or, if the Revolving Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding.  The Revolving
Extensions of Credit, outstanding Loans and Commitments of any Defaulting Lender shall be disregarded in determining the “Required Lenders” at any time.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means an Officer.
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“Revolving Availability Period” shall mean the period from and including the
Second Restatement Effective Date to but excluding the Revolving Facility Termination Date with respect to the applicable Revolving Commitments.
“Revolving Commitment” shall mean the commitment of each Revolving Lender to make Revolving Loans and, if such Revolving Lender is an Issuing Lender, to issue Letters of
Credit, hereunder in an aggregate principal not to exceed the amount set forth under the heading
“Revolving Commitment” opposite its name in Annex A hereto or in the Assignment and
Acceptance pursuant to which such Revolving Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.  The aggregate amount of the Total
Revolving Commitments as of the Second ~~Restatement~~Amendment Closing Date is
$600,000,000.
“Revolving Commitment Percentage” shall mean, at any time, with respect to each Revolving Lender, the percentage obtained by dividing its Revolving Commitment at such time by the Total Revolving Commitment (or, if the Revolving Commitments have been terminated, the Revolving Extensions of Credit of such Revolving Lender at such time by the
Total Revolving Extensions of Credit at such time).
“Revolving Extensions of Credit” shall mean, as to any Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans held by such Lender then outstanding and (b) if such Lender is an Issuing Lender, such Lender’s
LC Exposure then outstanding.
“Revolving Facility Maturity Date” shall mean, with respect to any (a) Revolving
Commitments that have not been extended pursuant to Section 2.28, October 21, ~~2024~~2029
(provided that, (i) in the event that the Convertible Notes Condition has not occurred by (and including) December 30, 2025, the Revolving Facility Maturity Date in effect thereafter shall be
December 31, 2025) and (b) Extended Revolving Commitments, the final maturity date therefor as specified in the applicable Extension Offer accepted by the respective Revolving Lender or
Revolving Lenders.
“Revolving Facility Termination Date” shall mean the earlier to occur of (a) the
Revolving Facility Maturity Date with respect to the applicable Revolving Commitments, (b) the acceleration of the Loans (if any) and the termination of the Revolving Commitments in accordance with the terms hereof and (c) the termination of the applicable Revolving
Commitments as a whole pursuant to Section 2.11.
“Revolving Lender” shall mean each Lender having a Revolving Commitment.
“Revolving Loan” shall have the meaning set forth in Section 2.01(a).
“Revolving Loan Percentage” shall mean, with respect to each Revolving Lender, determined as of the date of each advance of a Revolving Loan and prior to giving effect thereto, the percentage determined by dividing (i) the Revolving Commitment of such Revolving Lender
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minus the Revolving Extensions of Credit of such Revolving Lender by (ii) the Total Revolving
Commitments minus the Total Revolving Extensions of Credit.
“Sale of a Grantor” means, with respect to any Collateral, an issuance, sale, lease, conveyance, transfer or other disposition of the Capital Stock of the applicable Grantor that owns such Collateral other than (1) an issuance of Equity Interests by a Grantor to the Borrower or another Subsidiary of the Borrower, and (2) an issuance of directors’ qualifying shares.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the United States government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or
the U.S. Department of State.
“Sanctioned Country” means, at any time, a country, territory or region which is itself the subject or target of any Sanctions, which as of the Second Restatement Effective Date include, among others, the so-called Donetsk People’s Republic, the so-called Luhansk People’s
Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria.
“Sanctioned Person” means, at any time, (a) a Person which is subject or target of any Sanctions or (b) any Person owned or controlled by any such Person or Persons.
“S&P” shall mean Standard & Poor’s, a division of The McGraw-Hill
Companies, Inc.
“SEC” shall mean the United States Securities and Exchange Commission.
“Second Amendment Closing Date” shall mean July 29, 2024.
“Second Restatement Effective Date” means October 21, 2022.
“Section 1110” means 11 U.S.C. Section 1110 of the Bankruptcy Code or any successor or analogous section of the federal bankruptcy law in effect from time to time.
“Secured Parties” shall mean the Administrative Agent, the Issuing Lenders, the
Lenders and all other holders of Obligations.
“Securities Act” shall mean the Securities Act of 1933, as amended.
“Significant Subsidiary” means any Subsidiary of the Borrower that would be a
“significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Agreement.
“Slot” means (a) in the case of airports outside the United States, at any time, the right and operational authority to conduct one landing or takeoff at a specific time or during a specific time period, or (b) in the case of airports in the United States, FAA Slots.
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“Slot and Gate Security Agreement” shall mean any security agreement, in each case entered into by the Borrower (or any other Grantor) and the Administrative Agent to pledge
Slots at any Eligible Airport as Collateral, in substantially the form of Exhibit F (or such other form as may be reasonably acceptable to the Administrative Agent and the Borrower).
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing.
“SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “ABR”.
“SOFR Tranche” shall mean the collective reference to SOFR Loans under the
Facility the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).
“Spare Parts” shall mean all accessories, appurtenances, or parts of an Aircraft
(except an Engine or Propeller), Engine (except a Propeller), Propeller, or Appliance, that are to be installed at a later time in an Aircraft, Engine, Propeller or Appliance.
“Spare Parts Security Agreement” means (i) the Mortgage and Security
Agreement (Spare Parts), dated as of December 23, 2013 (the “JetBlue Spare Parts Security
Agreement”), entered into by the Borrower and the Administrative Agent, as ratified on the date hereof and as the same may be amended, restated, modified, supplemented, extended or amended and restated from time to time, or (ii) any other security agreement, entered into by another
Grantor and the Administrative Agent, to pledge Eligible Spare Parts as Collateral, in substantially the form as attached as Exhibit D (or in such other form as may be reasonably acceptable to the Administrative Agent and the Borrower).
~~“Spirit” means Spirit Airlines, Inc.~~
“Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the documentation governing such Indebtedness as of the Second
~~Restatement Effective~~Amendment Closing Date, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.
“Stored” shall mean, as to any Aircraft or Engine, that such Aircraft or Engine has been stored (a) with a low expectation of a return to service within the one year following
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commencement of such storage and (b) in a manner intended to minimize the rate of environmental degradation of the structure and components of such Aircraft or Engine (as the case may be) during such storage.
“Subsidiary” shall mean, with respect to any Person
(1)any corporation, association or other business entity (other than a partnership, joint venture or limited liability company) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’
agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person (or a combination thereof); and
(2)any partnership, joint venture or limited liability company of which
(A) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise and (B) such Person or any
Subsidiary of such Person is a controlling general partner or otherwise controls such entity.
“Survey” shall mean a survey of any Real Property Asset (and all improvements thereon) which is (a) (i) prepared by a surveyor or engineer licensed to perform surveys in the jurisdiction where such Real Property Asset is located, (ii) dated (or redated) not earlier than nine months prior to the date of delivery thereof unless there shall have occurred within nine months prior to such date of delivery any material exterior construction on the site of such Real Property
Asset or any material easement, right of way or other interest in the Real Property Asset has been granted or become effective through operation of law or otherwise with respect to such Real
Property Asset which, in either case, can be depicted on a survey, in which events, as applicable, such survey shall be dated (or redated) within a reasonable period after the completion of such construction or if such construction shall not have been completed as of such date of delivery, not earlier than 30 days prior to such date of delivery, or after the grant or effectiveness of any such easement, right of way or other interest in the Real Property Asset, (iii) certified by the surveyor (in a manner reasonably acceptable to the Administrative Agent) to the Administrative
Agent, and the Title Company, (iv) complying in all respects with the minimum detail requirements of the American Land Title Association as such requirements are in effect on the date of preparation of such survey and (v) sufficient for the Title Company to remove all standard survey exceptions from the title insurance policy (or commitment) relating to such Real
Property Asset (other than a “read-in” of the applicable Survey) and issue the endorsements of the type required by Section 5.15 or (b) otherwise reasonably acceptable to the Administrative
Agent.
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(f)“Sustainability Adjustment” shall mean, for any Sustainability Adjustment
Period, an adjustment based on the below table to the Applicable Margin and the Commitment
Fee Rate based on the Borrower’s achievement of the KPI Targets for such Sustainability
Adjustment Period ~~based on the below table~~, as determined by reference to the ~~ESG Score set~~
~~forth in the~~ most recent ~~ESG~~KPI Certificate delivered by the Borrower pursuant to Section
5.01(j), as follows:

~~ESG Score~~KPI Metric	Change in Applicable Margin	Change in Commitment Fee Rate
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
; provided that, if the Borrower fails to deliver ~~an ESG~~a KPI Certificate in accordance with
Section 5.01(j), the Sustainability Adjustment shall be a [***]% increase in respect of each of the
Applicable Margin and a [***]% increase in respect of the Commitment Fee Rate, in each case from the date of such failure to deliver such ~~ESG~~KPI Certificate until (but excluding) the commencement of the next Sustainability Adjustment Period; provided further that, the
Sustainability Adjustment shall be deemed to be zero for each day during which an Event of
Default pursuant to Section 7.01(b) has occurred and is continuing (unless such Event of Default has been waived in accordance with Section 10.08); provided further that, if the relevant ~~ESG~~
~~Agency~~KPI Metrics Auditor (w) fails or is no longer able to issue any ~~ESG~~KPI Metrics Report, or otherwise delays the issuance of any ~~ESG~~KPI Metrics Report without the consent of the
Borrower, (x) notifies the Borrower, or makes an announcement to the effect, that it will no longer issue ~~ESG~~KPI Metrics Reports, or (y) materially changes the way it ~~determines~~measures the ~~ESG Score~~KPI Metrics, then in any such case the Borrower or the Administrative Agent
(acting on the instructions of the Required Lenders) may request that negotiations be entered into between the Borrower and the Sustainability Structuring Agent (for a period of no more than 30 consecutive days, or such longer period as may be mutually agreed by the Borrower and the
Administrative Agent (with the consent of the Required Lenders)) with a view to agreeing on an alternate ~~ESG Agency~~KPI Metrics Auditor and/or a substitute basis for determining the ~~ESG~~
~~Score~~KPI Metrics (each such period, an “KPI Negotiation Period”). During any such ~~negotiation~~
~~period, the ESG Score~~KPI Negotiation Period, the KPI Metrics with respect to the applicable
Sustainability Adjustment Period shall be based on the Sustainability Adjustment that was in effect immediately prior to the date on which such ~~negotiation period~~KPI Negotiation Period
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commenced. If no agreement can be reached between the Borrower and the Sustainability
Structuring Agent during such ~~negotiation period~~KPI Negotiation Period, the Sustainability
Adjustment shall cease to apply to the Applicable Margin and the Commitment Fee Rate from and after the last day of such ~~negotiation period~~KPI Negotiation Period.
“Sustainability Adjustment Date” means the Business Day immediately following the date on which the Borrower provides to the Administrative Agent ~~an ESG~~a KPI Certificate
pursuant to Section 5.01(j).
“Sustainability Adjustment Period” means the period commencing on the last day of the immediately preceding Sustainability Adjustment Period and ending on (but excluding)
the next Sustainability Adjustment Date.
“[***] KPI” for any Sustainability Adjustment Period, is [***].
“Sustainability Structuring Agent” shall have the meaning set forth in the preamble of this Agreement.
“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Taxes” shall mean any and all present or future taxes, levies, imposts, duties, assessments, fees, deductions, charges or withholdings imposed by any Governmental Authority including any interest, additions to tax or penalties applicable thereto.
“Term SOFR” means,
(a)for any calculation with respect to a SOFR Loan, the Term SOFR
Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government
Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m.
(New York City time) on any Periodic Term SOFR Determination Day the Term SOFR
Reference Rate for the applicable tenor has not been published by the Term SOFR
Administrator and a Benchmark Replacement Date with respect to the Term SOFR
Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference
Rate for such tenor as published by the Term SOFR Administrator on the first preceding
U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S.
Government Securities Business Days prior to such Periodic Term SOFR Determination
Day, and
(b)for any calculation with respect to an ABR Loan on any day, the Term
SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term
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SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR
Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the
Term SOFR Reference Rate for such tenor as published by the Term SOFR
Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR
Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR
SOFR Determination Day;
provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.
“Term SOFR Administrator” means CME Group Benchmark Administration
Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the
Administrative Agent in its reasonable discretion.
“Term SOFR Reference Rate” means the forward-looking term rate based on
SOFR.
“Termination Date” shall mean, with respect to any Revolving Loans, the
Revolving Facility Termination Date applicable to the related Revolving Commitments.
“Title 14” means Title 14 of the U.S. Code of Federal Regulations, including Part
93, Subparts K and S thereof, as amended from time to time or any successor or recodified regulation.
“Title 49” shall mean Title 49 of the United States Code, which, among other things, recodified and replaced the U.S. Federal Aviation Act of 1958, and the rules and regulations promulgated pursuant thereto, and any subsequent legislation that amends, supplements or supersedes such provisions.
“Total Collateral Coverage Ratio” shall mean the ratio of (i) the aggregate
Appraised Value of all Eligible Collateral plus the Pledged Cash and Cash Equivalents to (ii) the sum, without duplication, of (w) the Total Revolving Extensions of Credit then outstanding
(other than LC Exposure that has been Cash Collateralized in accordance with Section 2.02(j)), plus (x) the aggregate amount of all Designated Hedging Obligations that constitute
“Obligations” then outstanding, plus (y) the aggregate outstanding principal amount of Junior
Secured Debt.
“Title Company” shall mean any title insurance company as shall be retained by the Borrower and reasonably acceptable to the Administrative Agent; provided that each of
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Stewart Title Insurance Company, First American Title Insurance Company and Chicago Title
Insurance Company are hereby deemed acceptable to the Administrative Agent.
“Total Obligations” shall have the meaning provided in the definition of
“Collateral Coverage Ratio”.
“Total Revolving Commitment” shall mean, at any time, the sum of the
Revolving Commitments at such time.
“Total Revolving Extensions of Credit” shall mean, at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Lenders outstanding at such time.
“Transactions” shall mean the execution, delivery and performance by the
Borrower and Guarantors of this Agreement and the other Loan Documents to which they may be a party, the creation of the Liens in the Collateral in favor of the Administrative Agent and/or the Administrative Agent for the benefit of the Secured Parties, the borrowing of Loans and the use of the proceeds thereof, and the request for and issuance of Letters of Credit hereunder.
“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Term SOFR or the ABR.
“UCC” shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United
Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA
Handbook (as amended from time to time) promulgated by the United Kingdom Financial
Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark
Replacement excluding the related Benchmark Replacement Adjustment.
“United States Citizen” shall have the meaning set forth in Section 3.02.
“Unused Total Revolving Commitment” shall mean, at any time, (a) the Total
Revolving Commitment less (b) the Total Revolving Extensions of Credit.
“U.S. Government Securities Business Day” means any day except for (a) a
Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets
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Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“Use or Lose Rule” shall mean with respect to FAA Slots, the terms of 14 C.F.R.
Section 93.227 or other applicable utilization requirements issued by the FAA, other
Governmental Authorities or any Airport Authorities.
~~“Vigeo Eiris” means Vigeo SAS (doing business as Vigeo Eiris).~~
“Voting Stock” of any specified Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such
Person.
“Withholding Agent” shall mean the Borrower, a Guarantor and the
Administrative Agent.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA
Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b)
with respect to the United Kingdom,  any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK
Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that
Bail-In Legislation that are related to or ancillary to any of those powers.
Section 1.02.Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words
“include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word
“shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, extended, amended and restated or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any
Person shall be construed to include such Person’s permitted successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and
Sections of, and Exhibits and Schedules to, this Agreement, unless expressly provided otherwise,
(e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) “knowledge” or “aware” or words of similar import shall
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mean, when used in reference to the Borrower or the Guarantors, the actual knowledge of any
Responsible Officer.
Section 1.03.Accounting Terms; GAAP.  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with
GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative
Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Second Restatement Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.  Upon any such request for an amendment, the Borrower, the Required Lenders and the Administrative Agent agree to consider in good faith any such amendment in order to amend the provisions of this Agreement so as to reflect equitably such accounting changes so that the criteria for evaluating the
Borrower’s consolidated financial condition shall be the same after such accounting changes as if such accounting changes had not occurred.
Section 1.04.Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law with respect to any Person that is a limited liability company formed under Delaware law (or any comparable event under the applicable laws of any other relevant jurisdiction): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence as a result of such division or plan of division (or such other comparable event), such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.
Section 1.05.Rates.  The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to ABR, the Term
SOFR Reference Rate, or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any
Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, ABR, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any
Conforming Changes.  The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of ABR, the Term SOFR Reference Rate, Term
SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower.  The
Administrative Agent may select information sources or services in its reasonable discretion to
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ascertain ABR, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
SECTION 2.
AMOUNT AND TERMS OF CREDIT
Section 2.01.Commitments of the Lenders.
(a)Revolving Commitments.  (i) Each Revolving Lender severally, and not jointly with the other Revolving Lenders, agrees, upon the terms and subject to the conditions herein set forth, to make revolving credit loans denominated in Dollars (each a “Revolving Loan” and collectively, the “Revolving Loans”) to the Borrower at any time and from time to time during the Revolving Availability Period in an aggregate outstanding principal amount not to exceed, when added to such Revolving Lender’s LC Exposure (if any), the Revolving Commitment of
such Revolving Lender, which Revolving Loans may be repaid and reborrowed in accordance with the provisions of this Agreement.  At no time shall the sum of the then outstanding aggregate principal amount of the Revolving Loans plus the LC Exposure exceed the Total
Revolving Commitment.
(ii)Each Borrowing of a Revolving Loan shall be made from the Revolving Lenders based upon each Revolving Lender’s Revolving Loan Percentage of such Revolving Loan;
provided, however, that the failure of any Revolving Lender to make any Revolving Loan shall not in itself relieve the other Revolving Lenders of their obligations to lend.
(b)Type of Borrowing.  Each Borrowing shall be comprised entirely of ABR Loans or SOFR Loans as the Borrower may request in accordance herewith.  Each Lender at its option may make any SOFR Loan by causing any domestic or foreign branch or Affiliate of such
Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.
(c)Amount of Borrowing.  At the commencement of each Interest Period for any
SOFR Borrowing, such Borrowing shall be in an aggregate amount that is in an integral multiple of $1,000,000 and not less than $1,000,000.  At the time that each ABR Borrowing is made, such
Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire Unused Total Revolving Commitment or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.02(e).  Borrowings of more than one Type may be outstanding at the same time.
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(d)Limitation on Interest Period.  Notwithstanding any other provision of this
Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any
Borrowing of a Revolving Loan if the Interest Period requested with respect thereto would end after the Revolving Facility Maturity Date (determined as of the date of such request) with respect to the applicable Revolving Commitments.
Section 2.02.Letters of Credit.
(a)General.  Subject to the terms and conditions set forth herein, the Borrower may request the issuance of (and, subject to the penultimate sentence of clause (b) below, the applicable Issuing Lender shall issue) Letters of Credit in Dollars, at any time and from time to time during the Revolving Availability Period, in each case, for the Borrower’s own account or the account of any other Subsidiary of the Borrower, in a form reasonably acceptable to the
Administrative Agent, such Issuing Lender and the Borrower.  In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, an Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control.
(b)Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions.  To
request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall either provide (i) telephonic notice promptly followed by written notice or (ii) hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing
Lender (which approval shall not be unreasonably withheld, delayed or conditioned)) to the applicable Issuing Lender and the Administrative Agent (at least two (2) Business Days in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying (1) the date of issuance, amendment, renewal or extension (which shall be a Business Day), (2) the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), (3) the amount of such Letter of Credit, (4) the name and address of the beneficiary thereof and (5) such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit.  If requested by the applicable Issuing Lender, the
Borrower also shall submit a letter of credit application on such Issuing Lender’s standard form in connection with any request for a Letter of Credit; provided that, to the extent such standard form (and/or any related reimbursement agreement) is inconsistent with the Loan Documents, the
Loan Documents shall control.  A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, the Revolving Extensions of Credit of such Issuing Lender shall not exceed its Revolving Commitment.  No Issuing Lender (other than an Affiliate of the
Administrative Agent) shall permit any such issuance, renewal, extension or amendment resulting in an increase in the amount of any Letter of Credit to occur without first obtaining written confirmation from the Administrative Agent that it is then permitted under this
Agreement.
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(c)Expiration Date.  Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date that is one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is one (1) Business Day prior to the earliest Revolving Facility
Maturity Date (determined as of the date of such request) with respect to the Revolving
Commitments of the applicable Issuing Lender (provided that, to the extent that such Letter of
Credit has been Cash Collateralized pursuant to the terms of any Extension Amendment, such
Revolving Commitments shall be disregarded for purposes of this clause (ii)).
(d)[Reserved].
(e)Reimbursement.  If an Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the
Administrative Agent an amount equal to the amount of such LC Disbursement not later than the first Business Day following the date the Borrower receives notice from the Issuing Lender of such LC Disbursement; provided that, in the case of any LC Disbursement, to the extent not reimbursed and, subject to the satisfaction (or waiver) of the conditions to borrowing set forth herein, including, without limitation, making a request in accordance with Section 2.03(a) that such payment shall be financed with an ABR Borrowing, as the case may be, in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing; provided, further that for purposes of determining the Revolving Loan Percentage of each Revolving Lender with respect to such ABR
Borrowing, such LC Disbursement shall not be deemed to be a Revolving Extension of Credit.
(f)Obligations Absolute.  The Borrower’s obligation to reimburse LC Disbursements as provided in Section 2.02(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any
Letter of Credit or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.02, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder.  Neither the Administrative Agent, the
Revolving Lenders, nor the applicable Issuing Lender, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any
Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable Issuing Lender; provided that the foregoing shall not be construed to excuse an Issuing Lender from liability to the Borrower to the extent of any direct damages (as
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opposed to consequential damages, claims in respect of which are hereby waived by the
Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Lender’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.  The parties hereto expressly agree that, in the absence of gross negligence, bad faith or willful misconduct on the part of the applicable Issuing Lender (as finally determined by a court of competent jurisdiction), the applicable Issuing Lender shall be deemed to have exercised care in each such determination.
In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.
(g)Disbursement Procedures.  The applicable Issuing Lender shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit.  The applicable Issuing Lender shall promptly notify the
Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment, whether the applicable Issuing Lender has made or will make an LC Disbursement thereunder and the amount of such LC Disbursement; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the applicable
Issuing Lender with respect to any such LC Disbursement in accordance with the terms herein.
(h)Interim Interest.  If the applicable Issuing Lender shall make any LC
Disbursement, then, unless the Borrower shall reimburse (including by a Borrowing) such LC
Disbursement in full not later than the first Business Day following the date such LC
Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans;
provided that, if the Borrower fails to reimburse (including by a Borrowing) such LC
Disbursement when due pursuant to Section 2.02(e), then Section 2.08 shall apply.  Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Lender.
(i)Replacement of the Issuing Lender.  Any Issuing Lender may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing
Lender and the successor Issuing Lender.  The Administrative Agent shall notify the Revolving
Lenders of any such replacement of the Issuing Lender.  At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced
Issuing Lender pursuant to Section 2.21.  From and after the effective date of any such replacement, (i) the successor Issuing Lender shall have all the rights and obligations of the
Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter and
(ii) references herein to the term “Issuing Lender” shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require.  After the replacement of an Issuing Lender hereunder, the replaced Issuing
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Lender shall remain a party hereto and shall continue to have all the rights and obligations of an
Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
(j)Replacement of Letters of Credit; Cash Collateralization.  The Borrower shall (i)
upon or prior to the occurrence of the earlier of (A) the Revolving Facility Maturity Date with respect to all Revolving Commitments and (B) the acceleration of the Loans (if any) and the termination of the Commitments in accordance with the terms hereof, (x) cause all Letters of
Credit which expire after the earlier to occur of (A) the Revolving Facility Maturity Date with respect to all Revolving Commitments and (B) the acceleration of the Loans (if any) and the termination of the Commitments in accordance with the terms hereof (the “Outstanding Letters of Credit”) to be returned to the applicable Issuing Lender undrawn and marked “cancelled” or
(y) if the Borrower does not do so in whole or in part, either (A) provide one or more “back-to-
back” letters of credit to each applicable Issuing Lender with respect to any such Outstanding
Letters of Credit in a form reasonably satisfactory to each such Issuing Lender and the
Administrative Agent, issued by a bank satisfactory to each such Issuing Lender (in its sole discretion) and the Administrative Agent, and/or (B) deposit cash in the Letter of Credit
Account, as collateral security for the Borrower’s reimbursement obligations in connection with any such Outstanding Letters of Credit, such cash (or any applicable portion thereof) to be promptly remitted to the Borrower (provided no Default or Event of Default has occurred and is continuing) upon the expiration, cancellation or other termination or satisfaction of the
Borrower’s reimbursement obligations with respect to such Outstanding Letters of Credit, in whole or in part, in an aggregate principal amount for all such “back-to-back” letters of credit and any such Cash Collateralization equal to 100% of the then outstanding amount of all LC
Exposure (less the amount, if any, on deposit in the Letter of Credit Account prior to taking any action pursuant to clauses (A) or (B) above), and (ii) if required pursuant to Section 2.02(m),
2.12(c), 2.12(d), 2.12(e), 2.12(g)(iii) or 7.01 or pursuant to any Extension Amendment, deposit in the Letter of Credit Account an amount required pursuant to Section 2.02(m), 2.12(c), 2.12(d),
2.12(e), 2.12(g)(iii) or 7.01, or pursuant to any such Extension Amendment, as applicable (any such deposit or provision of back-to-back letters of credit described in the preceding clause (i) or clause (ii), “Cash Collateralization” (it being understood that any LC Exposure shall be deemed to be “Cash Collateralized” only to the extent a deposit or provision of back-to-back letters of credit as described above is made in an amount equal to 100% of the amount of such LC
Exposure)).  The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Letter of Credit Account.  Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent (in accordance with its usual and customary practices for investments of this type) and at the Borrower’s risk and reasonable expense, such deposits shall not bear interest.  Interest or profits, if any, on such investments shall accumulate in such account and shall be paid to the Borrower on its request provided no Default or Event of Default has occurred and is continuing.  Moneys in such account shall be applied by the Administrative
Agent to reimburse the applicable Issuing Lender for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time.  If the Borrower is required to provide Cash Collateralization hereunder pursuant to Section 2.02(m), 2.12(c),
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2.12(d), 2.12(e) or 2.12(g)(iii) or the terms of any Extension Amendment, such Cash
Collateralization (to the extent not applied as contemplated by the applicable section) shall be returned to the Borrower within three (3) Business Days after the applicable section (or
Extension Amendment) no longer requires the provision of such Cash Collateralization.
(k)Issuing Lender Agreements.  Unless otherwise requested by the Administrative
Agent, each Issuing Lender shall report in writing to the Administrative Agent (i) on the first
Business Day of each week, the daily activity (set forth by day) in respect of Letters of Credit during the immediately preceding week, including all issuances, extensions, amendments and renewals, all expirations and cancellations and all disbursements and reimbursements, (ii) on or prior to each Business Day on which such Issuing Lender expects to issue, amend, renew or extend any Letter of Credit, the date of such issuance, amendment, renewal or extension, the aggregate face amount of the Letters of Credit to be issued, amended, renewed, or extended by it
(and whether, subject to Section 2.02(b), the face amount of any such Letter of Credit was changed thereby) and the aggregate face amount of such Letters of Credit outstanding after giving effect to such issuance, amendment, renewal or extension, (iii) on each Business Day on which such Issuing Lender makes any LC Disbursement, the date of such LC Disbursement and the amount of such LC Disbursement, (iv) on any Business Day on which the Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Lender on such day, the date of such failure, and the amount of such LC Disbursement and (v) on any other Business
Day, such other information as the Administrative Agent shall reasonably request.
(l)[Reserved].
(m)Provisions Related to Extended Revolving Commitments.  If the maturity date in respect of any tranche of Revolving Commitments of an Issuing Lender occurs prior to the expiration of any Letter of Credit issued by such Issuing Lender, then (i) if one or more other tranches of Revolving Commitments of such Issuing Lender in respect of which the maturity date shall not have occurred are then in effect, such Letters of Credit shall automatically be deemed to have been issued under such Issuing Lender’s Revolving Commitments in respect of such non-terminating tranches up to an aggregate amount not to exceed the aggregate principal amount of such Issuing Lender’s unutilized Revolving Commitments thereunder at such time and
(ii) to the extent not reallocated pursuant to the immediately preceding clause (i), the Borrower shall Cash Collateralize any such Letter of Credit in accordance with Section 2.02(j).  For the avoidance of doubt, commencing with the maturity date of any tranche of Revolving
Commitments of any Issuing Lender, the sublimit for Letters of Credit issued by such Issuing
Lender under any tranche of Revolving Commitments that has not so then matured shall be as agreed in the relevant Extension Amendment with such Issuing Lender (to the extent such
Extension Amendment so provides).
Section 2.03.Requests for Loans.
(a)Unless otherwise agreed to by the Administrative Agent in connection with making the initial Revolving Loans, to request a Revolving Loan, the Borrower shall notify the
Administrative Agent of such request by (i) telephone or (ii) by hand or by facsimile delivery of a written Loan Request (A) in the case of a SOFR Loan, not later than 2:00 p.m., New York City
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time, three (3) U.S. Government Securities Business Days before the date of the proposed Loan and (B) in the case of an ABR Loan, not later than 12:00 noon, New York City time, on the date of the proposed Loan.  Each such telephonic Loan request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Loan
Request signed by the Borrower.  Each such telephonic Loan request and written Loan Request shall specify the following information in compliance with Section 2.01(a):
(i)the aggregate amount of the requested Loan (which shall comply with Section
2.01(c));
(ii)the date of such Loan, which shall be a Business Day;
(iii)whether such Loan is to be an ABR Loan or a SOFR Loan; and
(iv)in the case of a SOFR Loan, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”.
If no election as to the Type of Loan is specified, then the requested Loan shall be an ABR Loan.
If no Interest Period is specified with respect to any requested SOFR Loan, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
(b)Promptly following receipt of a Loan Request in accordance with this Section
2.03, the Administrative Agent shall advise each Revolving Lender of the details thereof and of the amount of such Revolving Lender’s Loan to be made as part of the requested Loan.
Section 2.04.Funding of Loans.
(a)Each Revolving Lender shall make each Revolving Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 3:00
p.m., New York City time, or such earlier time as may be reasonably practicable, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the
Lenders.  Upon satisfaction or waiver of the conditions precedent specified herein, the
Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account designated by the Borrower in the applicable
Loan Request; provided that ABR Loans made to finance the reimbursement of an LC
Disbursement as provided in Section 2.02(e) shall be remitted by the Administrative Agent to the
Issuing Lender.
(b)Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Loan (or, with respect to any ABR Loan made on same-day notice, prior to 12:30 p.m., New York City time, on the date of such Loan) that such Lender will not make available to the Administrative Agent such Lender’s share of such Loan, the
Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section 2.04 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Loan available to the Administrative Agent, then the
~~1008536250v10~~
applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith upon written demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal
Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate otherwise applicable to such Loan.  If such Lender pays such amount to the Administrative
Agent, then such amount shall constitute such Lender’s Loan included in such Loan and the
Borrower shall not be obligated to repay such amount pursuant to the preceding sentence if not previously repaid.
Section 2.05.Interest Elections.
(a)The Borrower may elect from time to time to (i) convert ABR Loans to SOFR
Loans, (ii) convert SOFR Loans to ABR Loans, provided that any such conversion of SOFR
Loans may be made only on the last day of an Interest Period with respect thereto or (iii)
continue any SOFR Loan as such upon the expiration of the then current Interest Period with respect thereto.
(b)To make an Interest Election Request pursuant to this Section 2.05, the Borrower shall notify the Administrative Agent of such election by telephone or by hand or facsimile delivery of a written Interest Election Request by the time that a Loan Request would be required under Section 2.03(a) if the Borrower were requesting a Loan of the Type resulting from such election to be made on the effective date of such election.  Each such telephonic Interest Election
Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the
Administrative Agent of a written Interest Election Request in substantially the same form as a
Loan Request signed by the Borrower.
(c)Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.01:
(i)the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
(ii)the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
(iii)whether the resulting Borrowing is to be an ABR Borrowing or a SOFR
Borrowing; and
(iv)if the resulting Borrowing is a SOFR Borrowing, the Interest Period to be
applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.
~~1008536250v10~~
If any such Interest Election Request requests a SOFR Borrowing but does not specify an Interest
Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
(d)Promptly following receipt of an Interest Election Request, the Administrative
Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
(e)If the Borrower fails to deliver a timely Interest Election Request with respect to a
SOFR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such
Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a one month SOFR Borrowing.  Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, and upon the request of the Required
Lenders, (i) no outstanding Borrowing may be converted to or continued as a SOFR Borrowing and (ii) unless repaid, each SOFR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.
Section 2.06.Limitation on SOFR Tranches.  Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of SOFR Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the SOFR Loans comprising each SOFR Tranche shall be equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than twenty SOFR Tranches shall be outstanding at any one time.
Section 2.07.Interest on Loans.
(a)Subject to the provisions of Section 2.08, each ABR Loan shall bear interest
(computed on the basis of the actual number of days elapsed over a year of 365 days or 366 days in a leap year) at a rate per annum equal to the ABR plus the Applicable Margin.
(b)Subject to the provisions of Section 2.08, each SOFR Loan shall bear interest
(computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to Term SOFR for such Interest
Period in effect for such Borrowing plus the Applicable Margin.
(c)Accrued interest on all Loans shall be payable in arrears on each Interest Payment
Date applicable thereto, on the Termination Date with respect to such Loans and thereafter on written demand and upon any repayment or prepayment thereof (on the amount repaid or prepaid); provided that in the event of any conversion of any SOFR Loan to an ABR Loan, accrued interest on such Loan shall be payable on the effective date of such conversion.
(d)In connection with the use or administration of Term SOFR, the Administrative
Agent will have the right, subject to the consent of the Borrower, to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan
Document, any amendments implementing such Conforming Changes entered into by the
~~1008536250v10~~
Administrative Agent and the Borrower will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.  The Administrative
Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming
Changes in connection with the use or administration of Term SOFR.
(e)Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum
Rate”).  If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower.  In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the
Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the
Obligations hereunder.
Section 2.08.Default Interest.  If the Borrower or any Guarantor, as the case may be, shall default in the payment of the principal of or interest on any Loan or in the payment of any other amount becoming due hereunder (including, without limitation, the reimbursement pursuant to Section 2.02(e) of any LC Disbursements), whether at stated maturity, by acceleration or otherwise, the Borrower or such Guarantor, as the case may be, shall on written demand of the Administrative Agent from time to time pay interest, to the extent permitted by law, on all overdue amounts up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days or, when the ABR is applicable, a year of 365 days or 366 days in a leap year) equal to (a) with respect to the principal amount of any Loan, the rate then applicable for such Borrowings plus 2.0%, and (b) in the case of all other amounts, the rate applicable for ABR Loans plus 2.0%.
Section 2.09.[Reserved].
Section 2.10.Repayment of Loans; Evidence of Debt.
(a)The Borrower hereby unconditionally promises to pay to the Administrative
Agent for the ratable account of each Revolving Lender the then unpaid principal amount of each
Revolving Loan then outstanding on the Revolving Facility Termination Date applicable to such
Revolving Loan.
(b)Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such
Lender from time to time hereunder.
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(c)The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.  The Borrower shall have the right, upon reasonable notice, to request information regarding the accounts referred to in the preceding sentence.
(d)The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.10 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.
(e)Any Lender may request that Loans made by it be evidenced by a promissory note.  In such event, the Borrower shall promptly execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns in a form furnished by the
Administrative Agent and reasonably acceptable to the Borrower.  Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.02) be represented by one or more promissory notes in such form payable to such payee and its registered assigns.
Section 2.11.Optional Termination or Reduction of Revolving Commitments.  Upon at
least one (1) Business Day prior written notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate a Total Revolving Commitment (subject to compliance with Section 2.12(e)), or from time to time in part permanently reduce the Unused Total
Revolving Commitment; provided that each such notice shall only be revocable to the extent such termination or reduction would have resulted from a refinancing of the Obligations, which refinancing shall not be consummated or shall otherwise be delayed.  Each such reduction of the
Unused Total Revolving Commitment shall be in the principal amount not less than $1,000,000 and in an integral multiple of $1,000,000.  Simultaneously with each reduction or termination of the Revolving Commitment, the Borrower shall (i) pay to the Administrative Agent for the account of each Revolving Lender the Commitment Fee accrued and unpaid on the amount of the
Revolving Commitment of such Revolving Lender so terminated or reduced through the date thereof and (ii) any outstanding Letters of Credit issued by an Issuing Lender that results in the amount of such Issuing Lender’s Revolving Extensions of Credit then outstanding to exceed the
Revolving Commitment (as so reduced) of such Revolving Lender shall be reduced and cancelled (or Cash Collateralized in accordance with Section 2.02(j)) as necessary to ensure the portion (if any) thereof outstanding and not Cash Collateralized does not exceed such Issuing
Lender’s Revolving Commitment (as so reduced).  Any reduction of the Unused Total Revolving
Commitment pursuant to this Section 2.11 shall be applied to reduce the Revolving
Commitments of each Revolving Lender on a pro rata basis.
Section 2.12.Mandatory Prepayment of Loans; Commitment Termination; Change of
Control Offer.
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(a)Within five (5) Business Days of the Borrower or any of its Subsidiaries receiving any Net Proceeds as a result of a Collateral Sale or a Recovery Event in respect of Collateral
(other than Non-Core Fleet Equipment), if the Borrower shall not be in compliance with Section
6.09(a) on the date such Net Proceeds are received, the Borrower shall deposit cash in an amount
(the “Net Proceeds Amount”) equal to the amount of such received Net Proceeds (solely to the extent necessary to maintain compliance with Section 6.09(a)) into the Collateral Proceeds
Account that is maintained with the Administrative Agent for such purpose and subject to an
Account Control Agreement and thereafter such Net Proceeds Amount shall be applied (to the extent not otherwise applied pursuant to the immediately succeeding proviso and solely to the extent the Borrower is not in compliance with Section 6.09(a)) in accordance with the requirements of Section 2.12(c); provided that (i) the Borrower may use such Net Proceeds
Amount to replace with Qualified Replacement Assets or, solely in the case of any Net Proceeds
Amount in respect of any Recovery Event, repair the assets which are the subject of such
Recovery Event or Collateral Sale within 365 days after such deposit is made, (ii) all such Net
Proceeds Amounts shall be subject to release as provided in Section 6.09(c) or, at the option of the Borrower at any time, may be applied in accordance with the requirements of Section
2.12(c), and (iii) upon the occurrence of an Event of Default, the amount of any such deposit may be applied by the Administrative Agent in accordance with Section 2.12(c); provided further that any release of any Net Proceeds Amount pursuant to clause (ii) of this Section 2.12(a) shall be conditioned on the Borrower being in compliance with Section 6.09(a) after giving effect thereto (it being understood that the failure to be in compliance with Section 6.09(a) shall not prevent the release of any Net Proceeds Amount in connection with any repair or replacement of assets permitted hereunder so long as no decrease in the Collateral Coverage Ratio will result therefrom).
(b)The Borrower shall prepay the Revolving Loans (without any corresponding reduction in Revolving Commitments) when and in an amount necessary to comply with Section
6.09.
(c)Amounts required to be applied to the prepayment of Loans pursuant to Section
2.12(a) and (b) shall be applied to prepay the outstanding Revolving Loans (and to provide Cash
Collateralization for the outstanding LC Exposure following the repayment of all outstanding
Revolving Loans) in an amount necessary to comply with Section 6.09, in each case as directed by the Borrower.  Such prepayments of Revolving Loans (and Cash Collateralization of the
outstanding LC Exposure) shall not result in a corresponding permanent reduction in the
Revolving Commitments.  Any Cash Collateralization of outstanding LC Exposure shall be consummated in accordance with Section 2.02(j).  The application of any prepayment pursuant to this Section 2.12 shall be made, first, to ABR Loans and, second, to SOFR Loans.
(d)If at any time the Total Revolving Extensions of Credit for any reason exceed the
Total Revolving Commitment at such time, the Borrower shall prepay Revolving Loans on a pro rata basis in an amount sufficient to eliminate such excess.  If, after giving effect to the prepayment of all outstanding Revolving Loans, the Total Revolving Extensions of Credit
exceed the Total Revolving Commitment then in effect, the Borrower shall Cash Collateralize outstanding Letters of Credit to the extent of such excess.
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(e)Upon the Revolving Facility Termination Date applicable to any Revolving
Commitment, such Revolving Commitment shall be terminated in full and the Borrower shall repay the applicable Revolving Loans in full and, except as the Administrative Agent may otherwise agree in writing, if any Letter of Credit remains outstanding, comply with Section
2.02(j) in accordance therewith.
(f)All prepayments under this Section 2.12 shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to (but not including) the date of prepayment, plus any accrued and unpaid Fees and any losses, costs and expenses, as more fully described in Sections 2.15 hereof.
(g)Unless otherwise prepaid in accordance with Section 2.12 or 2.13 hereof, and subject to the next sentence, upon the occurrence of a Change of Control, each Lender shall have the right to require the Borrower to prepay all or part of such Lender’s Loans at a prepayment price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of prepayment, to discharge all or part of such Lender’s LC Exposure (if any) and to terminate all or part of such Lender’s unused Revolving Commitment in accordance with this
Section 2.12.  Notwithstanding the foregoing, the Borrower shall not be required to make a
Change of Control Offer upon the occurrence of a Change of Control if, upon direction of the
Borrower, a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 2.12(g) applicable to a
Change of Control Offer made by the Borrower and purchases all Loans validly surrendered and not withdrawn under such Change of Control Offer and the Borrower otherwise complies with this Section 2.12(g).
(i)Within 30 days following the occurrence of any Change of Control, the Borrower shall provide a written notice to the Administrative Agent and each Lender containing the following information (such notice, a “Change of Control Offer”):
(A)that a Change of Control has occurred and that such Lender has the right to require Borrower to repay such Lender’s Loans at a prepayment price in cash equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the date of purchase, to discharge its LC Exposure by Cash
Collateralizing such LC Exposure and to terminate such Lender’s unused
Revolving Commitment;
(B)the date of prepayment, LC Exposure discharge and unused
Revolving Commitment termination (the “Prepayment Date”) (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed);
and
(C)a statement that any Lender wishing to have its Loans repaid, LC
Exposure discharged and unused Revolving Commitment terminated pursuant to such Change of Control Offer must comply with Section 2.12(g)(ii).
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A Change of Control Offer may be made in advance of a Change of Control, and conditioned upon such Change of Control occurring, if a definitive agreement is in place for the Change of Control at the time of making the Change of Control Offer.
(ii)In order to accept any Change of Control Offer, a Lender shall notify the
Administrative Agent in writing at its address for notices contained in this Agreement prior to
12:00 noon, New York time, on the Business Day next preceding the Prepayment Date with respect to such Change of Control Offer (the “Election Time”) of such Lender’s election to require the Borrower to prepay all or a specified portion of such Lender’s Loans, to discharge all or a specified portion of such Lender’s LC Exposure and to terminate all or a specified portion of such Lender’s unused Revolving Commitment pursuant to such Change of Control Offer (which, in the case of any election to require less than all of such Lender’s Loans to be prepaid, less than all of such Lender’s LC Exposure to be discharged and less than all such Lender’s unused
Revolving Commitment to be terminated in such Change of Control Offer, shall be, taken together, in a minimum principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof) and the principal amount of such Lender’s Loans to be prepaid, the amount of such Lender’s LC Exposure to be discharged and the amount of such Lender’s unused Revolving
Commitment to be terminated each shall be in the same proportion of such Lender’s total Loans, total LC Exposure and total unused Revolving Commitment, respectively), and shall specify the amount of such Lender’s Loans which such Lender requests be prepaid, amount of such Lender’s
LC Exposure which such Lender requests be discharged and amount of unused Revolving
Commitment to be terminated in such Change of Control Offer.  In order to validly withdraw any election with respect to any Put Exposure in any Change of Control Offer, the Lender holding such Put Exposure shall notify the Administrative Agent in writing at its address for notices contained in this Agreement prior to the Election Time of such Lender’s election to withdraw such Put Exposure from such Change of Control Offer, which notification shall include a copy of such Lender’s previous notification electing to have its Put Exposure prepaid, discharged or terminated in such Change of Control Offer and shall state that such election is withdrawn.  All such prepayments of such Lender’s Loans and discharge of such Lender’s LC Exposure shall automatically result in a corresponding permanent reduction in such Lender’s Revolving
Commitments.  The Administrative Agent shall from time to time, upon request by the Borrower, advise the Borrower of the amount of Put Exposure with respect to any Change of Control Offer.
(iii)If as of the Election Time there is any Put Exposure as to which the election to accept the Change of Control Offer has not been withdrawn pursuant to Section 2.12(g)(ii), prior to 1:00 p.m., New York City time, on the Prepayment Date the Borrower shall pay to the
Administrative Agent the aggregate amount payable with respect to such Put Exposure pursuant to Section 2.12(g)(i)(A).  The Administrative Agent shall apply such funds to repay the Loans included in such Put Exposure and to Cash-Collateralize the LC Exposure included in the Put
Exposure.  In addition, the Administrative Agent shall recalculate the Revolving Commitment
Percentage of each Lender after giving effect to such Change of Control Offer and give written notice thereof to the Borrower and each Lender.
Section 2.13.Optional Prepayment of Loans.
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(a)The Borrower shall have the right, at any time and from time to time, to prepay any Loans, in whole or in part, (i) with respect to SOFR Loans, upon (A) telephonic notice
(followed promptly by written or facsimile notice) or (B) written or facsimile notice, in any case received by 1:00 p.m., New York City time, three (3) Business Days prior to the proposed date of prepayment and (ii) with respect to ABR Loans, upon written or facsimile notice received by
1:00 p.m., New York City time, one Business Day prior to the proposed date of prepayment;
provided that ABR Loans may be prepaid on the same day notice is given if such notice is received by the Administrative Agent by 12:00 noon, New York City time; provided further, however, that (A) each such partial prepayment shall be in an amount not less than $1,000,000 and in integral multiples of $1,000,000 in the case of SOFR Loans and integral multiples of
$100,000 in the case of ABR Loans, (B) no prepayment of SOFR Loans shall be permitted pursuant to this Section 2.13(a) other than on the last day of an Interest Period applicable thereto unless such prepayment is accompanied by the payment of the amounts described in Section
2.15, and (C) no partial prepayment of a SOFR Tranche shall result in the aggregate principal amount of the SOFR Loans remaining outstanding pursuant to such SOFR Tranche being less than $1,000,000.
(b)Any prepayments under Section 2.13(a) shall be applied to repay the outstanding
Revolving Loans of the Revolving Lenders (without any reduction in the Total Revolving
Commitment) as the Borrower shall specify until all Revolving Loans shall have been paid in full
(plus any accrued but unpaid interest and fees thereon).  All prepayments under Section 2.13(a)
shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to
(but not including) the date of prepayment, plus any Fees and any losses, costs and expenses, as more fully described in Section 2.15 hereof.
(c)Each notice of prepayment shall specify the prepayment date, the principal amount of the Loans to be prepaid and, in the case of SOFR Loans, the Borrowing or
Borrowings pursuant to which made, shall be irrevocable and shall commit the Borrower to prepay such Loan by the amount and on the date stated therein; provided that the Borrower may revoke any notice of prepayment under this Section 2.13 if such prepayment would have resulted from a refinancing of any or all of the Obligations hereunder, which refinancing shall not be consummated or shall otherwise be delayed.  The Administrative Agent shall, promptly after receiving notice from the Borrower hereunder, notify each Lender of the principal amount of the
Loans held by such Lender which are to be prepaid, the prepayment date and the manner of application of the prepayment.
Section 2.14.Increased Costs.
(a)If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or Issuing Lender (except any such reserve requirement subject to
Section 2.14(c)); or
~~1008536250v10~~
(ii)impose on any Lender or Issuing Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or SOFR Loans made by such Lender or any Letter of Credit issued hereunder;
and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting into, continuing or maintaining any SOFR Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Issuing Lender of issuing or maintaining any
Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or
Issuing Lender hereunder with respect to any SOFR Loan or Letter of Credit (whether of principal, interest or otherwise), then, upon the request of such Lender or Issuing Lender, the
Borrower will pay to such Lender or Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.
(b)If any Lender or Issuing Lender reasonably determines in good faith that any
Change in Law affecting such Lender or Issuing Lender or such Lender’s or Issuing Lender’s holding company regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Lender’s capital or on the capital of such
Lender’s or Issuing Lender’s holding company, if any, as a consequence of this Agreement or the
SOFR Loans made by such Lender, or the Letters of Credit issued by such Issuing Lender, to a level below that which such Lender or Issuing Lender or such Lender’s or Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Lender’s policies and the policies of such Lender’s or Issuing Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or Issuing Lender, as the case may be, such additional amount or amounts, in each case as documented by such Lender or Issuing Lender to the Borrower as will compensate such Lender or Issuing Lender or such Lender’s or Issuing Lender’s holding company for any such reduction suffered; it being understood that to the extent duplicative of the provisions in
Section 2.16, this Section 2.14(b) shall not apply to Taxes.
(c)[Reserved.]
(d)A certificate of a Lender or Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.14 and the basis for calculating such amount or amounts shall be delivered to the Borrower and shall be prima facie evidence of the amount due.  The Borrower shall pay such Lender or Issuing Lender, as the case may be, the amount due within fifteen (15) days after receipt of such certificate.
(e)Failure or delay on the part of any Lender or Issuing Lender to demand compensation pursuant to this Section 2.14 shall not constitute a waiver of such Lender’s or
Issuing Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or Issuing Lender pursuant to this Section 2.14 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or
Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Lender’s intention to claim
~~1008536250v10~~
compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.  The protection of this Section 2.14 shall be available to each Lender regardless of any possible contention as to the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.
(f)The Borrower shall not be required to make payments under this Section 2.14 to any Lender or Issuing Lender if (A) a claim hereunder arises solely through circumstances peculiar to such Lender or Issuing Lender and which do not affect commercial banks in the jurisdiction of organization of such Lender or Issuing Lender generally, (B) the claim arises out of a voluntary relocation by such Lender or Issuing Lender of its applicable Lending Office (it being understood that any such relocation effected pursuant to Section 2.18 is not “voluntary”), or (C) such Lender or Issuing Lender is not seeking similar compensation for such costs to which it is entitled from its borrowers generally in commercial loans of a similar size.
(g)Notwithstanding anything herein to the contrary, regulations, requests, rules, guidelines or directives implemented after the Second Restatement Effective Date pursuant to the
Dodd-Frank Wall Street Reform and Consumer Protection Act shall be deemed to be a Change in
Law; provided however, that any determination by a Lender or Issuing Lender of amounts owed pursuant to this Section 2.14 to such Lender or Issuing Lender due to any such Change in Law shall be made in good faith in a manner generally consistent with such Lender’s or Issuing
Lender’s standard practice.
Section 2.15.Break Funding Payments.  In the event of (a) the payment of any principal of any SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of the occurrence and continuance of an Event of Default), (b) the failure to borrow, convert, continue or prepay any SOFR Loan on the date specified in any notice delivered pursuant hereto, or (c) the assignment (or reallocation) of any SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to
Section 2.18, 2.27(d) or 10.08(d), then, in any such event, at the request of such Lender, the
Borrower shall compensate such Lender for the loss, cost and expense sustained by such Lender attributable to such event.  A certificate of any Lender setting forth any amount or amounts (and the basis for requesting such amount or amounts) that such Lender is entitled to receive pursuant to this Section 2.15 shall be delivered to the Borrower and shall be prima facie evidence of the amount due.  The Borrower shall pay such Lender the amount due within fifteen (15) days after receipt of such certificate.
Section 2.16.Taxes.
(a)Any and all payments by or on account of any Obligation of the Borrower or any
Guarantor hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if any Indemnified
Taxes or Other Taxes are required to be withheld from any amounts payable to the
Administrative Agent, any Lender or any Issuing Lender, as determined in good faith by the applicable Withholding Agent, then (i) the sum payable by the Borrower or applicable Guarantor
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shall be increased as necessary so that after making all required deductions for any Indemnified
Taxes or Other Taxes (including deductions for any Indemnified Taxes or Other Taxes applicable to additional sums payable under this Section 2.16), the Administrative Agent,
Lender, Issuing Lender or any other recipient of such payments (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Withholding Agent shall make such deductions and (iii) the applicable Withholding
Agent shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.
(b)In addition, the Borrower or any Guarantor, as applicable, shall pay any Other
Taxes to the relevant Governmental Authority in accordance with applicable law.
(c)The Borrower shall indemnify the Administrative Agent, each Lender and each
Issuing Lender, within ten (10) days after written demand therefor, for the full amount of any
Indemnified Taxes or Other Taxes paid by or on behalf of or withheld or deducted from payments owing to the Administrative Agent, such Lender or such Issuing Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Loan Document (including Indemnified Taxes or
Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.16)
and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or Issuing Lender, or by the Administrative
Agent on its own behalf or on behalf of a Lender or Issuing Lender, shall be conclusive absent manifest error.
(d)As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative
Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment to the extent available, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(e)Each Lender shall, within ten (10) days after written demand therefor, indemnify the Administrative Agent (to the extent the Administrative Agent has not been reimbursed by the
Borrower) for the full amount of any Taxes imposed by any Governmental Authority that are attributable to such Lender and that are payable or paid by the Administrative Agent, together with all interest, penalties, reasonable costs and expenses arising therefrom or with respect thereto, as determined by the Administrative Agent in good faith.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.
(f)Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law and as reasonably requested by the Borrower, such properly completed and
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executed documentation prescribed by applicable law or requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate; provided that a
Foreign Lender shall not be required to deliver any documentation pursuant to this Section
2.16(f) that such Foreign Lender is not legally able to deliver.
(g)(1) Without limiting the generality of the foregoing, each Foreign Lender shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such
Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter when the previously delivered certificates and/or forms expire, or upon request of the Borrower or the
Administrative Agent) whichever of the following is applicable:
(i)two (2) duly executed originals of Internal Revenue Service Form
W-8BEN or W-8BEN-E (as applicable), claiming eligibility for benefits of an income tax treaty to which the United States of America is a party,
(ii)two (2) duly executed originals of Internal Revenue Service Form
W-8ECI,
(iii)two (2) duly executed originals of Internal Revenue Service Form
W-8IMY, together with applicable attachments,
(iv)in the case of a Foreign Lender claiming the benefits of exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such
Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the
Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section
881(c)(3)(B) of the Code, (C) a “controlled foreign corporation” described in Section
881(c)(3)(C) of the Code or (D) conducting a trade or business in the United States with which the relevant interest payments are effectively connected and (y) two (2) duly executed originals of the Internal Revenue Service Form W-8BEN or W-8BEN-E (as
applicable), or
(v)any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States federal withholding tax and reasonably requested by the Borrower or the Administrative Agent to permit the Borrower to determine the withholding or required deduction to be made.
A Foreign Lender shall not be required to deliver any form or statement pursuant to this Section
2.16(g) that such Foreign Lender is not legally able to deliver.
(2)Any Lender that is a “United States Person” (as such term is defined in
Section 7701(a)(30) of the Code) shall deliver to the Administrative Agent and the Borrower, on or prior to the date on which such Lender becomes a party to this Agreement (and from time to time thereafter when the previously delivered certificates and/or forms expire, or upon request of the Borrower or the Administrative Agent), two (2) copies of Internal Revenue Service Form
W-9 (or any successor form), properly completed and duly executed by such Lender, certifying that such Lender is entitled to an exemption from United States backup withholding tax.
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(3)If a payment made to a Lender under this Agreement or any Loan
Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i)
of the Code) and such additional documentation reasonably requested by the Borrower or the
Administrative Agent as may be necessary for the Borrower or the Administrative Agent to comply with its obligations under FATCA, to determine that such Lender has or has not complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.
(h)If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes from the Governmental Authority to which such Taxes or Other Taxes were paid and as to which it has been indemnified by the Borrower or a Guarantor or with respect to which the Borrower or a Guarantor has paid additional amounts pursuant to this Section 2.16, it shall pay over such refund to the Borrower or such Guarantor
(but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower or such Guarantor under this Section 2.16 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender incurred in obtaining such refund (including Taxes imposed with respect to such refund) and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower or such Guarantor, upon the request of the
Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower or such Guarantor (plus any penalties, interest or other charges imposed by the relevant
Governmental Authority) to the Administrative Agent or such Lender in the event the
Administrative Agent or such Lender is required to repay such refund to such Governmental
Authority.  Notwithstanding anything to the contrary in this paragraph (h), in no event will the
Administrative Agent or any Lender be required to pay any amount to the Borrower pursuant to this paragraph (h) if, and then only to the extent, the payment of such amount would place the
Administrative Agent or such Lender in a less favorable net after-Tax position than the
Administrative Agent or such Lender would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid.  This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.
Section 2.17.Payments Generally; Pro Rata Treatment.
(a)The Borrower shall make each payment or prepayment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14 or 2.15, or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim.
Any amounts received after such time on any date may, in the reasonable discretion of the
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Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  All such payments shall be made to the Administrative
Agent at its offices at 388 Greenwich Street, New York, NY 10013, pursuant to wire instructions to be provided by the Administrative Agent, except payments to be made directly to an Issuing
Lender as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15 and 10.04 shall be made directly to the Persons entitled thereto.  The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding
Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.  All payments hereunder shall be made in U.S. Dollars.
(b)If at any time insufficient funds are received by and available to the
Administrative Agent to pay fully all Obligations then due hereunder, such funds shall be applied
(i) first, towards payment of Fees and expenses then due under Sections 2.19 and 10.04 payable to the Administrative Agent, (ii) second, towards payment of Fees and expenses then due under
Sections 2.20, 2.21 and 10.04 payable to the Lenders and the Issuing Lenders and towards payment of interest then due on account of the Revolving Loans and Letters of Credit, ratably among the parties entitled thereto in accordance with the amounts of such Fees and expenses and interest then due to such parties and (iii) third, towards payment of (A) principal of the
Revolving Loans and unreimbursed LC Disbursements then due hereunder, (B) any Designated
Banking Product Obligations then due, to the extent such Designated Banking Product
Obligations constitute “Obligations” hereunder, and (C) any Designated Hedging Obligations then due, to the extent such Designated Hedging Obligations constitute “Obligations” hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal, unreimbursed LC Disbursements, Designated Banking Product Obligations constituting
Obligations and Designated Hedging Obligations constituting Obligations then due to such parties.  Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustment shall be made with respect to payments from the Borrower or other Guarantors to preserve the allocations to
Obligations otherwise set forth above in this Section 2.17(b).
(c)Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the
Lenders or the Issuing Lenders hereunder that the Borrower will not make such payment, the
Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable Issuing Lender, as the case may be, the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the applicable Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the
Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the
Administrative Agent in accordance with banking industry rules on interbank compensation.
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(d)If any Lender shall fail to make any payment required to be made by it pursuant to
Section 2.04(a), 2.04(b), 8.04 or 10.04(d), then the Administrative Agent may, in its discretion
(notwithstanding any contrary provision hereof), apply any amounts thereafter received by the
Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.
Section 2.18.Mitigation Obligations; Replacement of Lenders.
(a)If the Borrower is required to pay any additional amount to any Lender under
Section 2.14 or to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder, to assign its rights and obligations hereunder to another of its offices, branches or affiliates, to file any certificate or document reasonably requested by the Borrower or to take other reasonable measures, if, in the judgment of such Lender, such designation, assignment, filing or other measures (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
Nothing in this Section 2.18 shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 2.14 or 2.16.
(b)If, after the Second Restatement Effective Date, any Lender requests compensation under Section 2.14 or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section
2.16, or if any Lender becomes a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, (i) terminate such Lender’s
Revolving Commitment, prepay such Lender’s outstanding Loans and provide Cash
Collateralization for such Lender’s LC Exposure or (ii) require such Lender to assign, without recourse (in accordance with and subject to the restrictions contained in Section 10.02), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), in any case as of a Business Day specified in such notice from the Borrower; provided that (i) such terminated or assigning Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts due, owing and payable to it hereunder at the time of such termination or assignment, from the assignee (to the extent of such outstanding principal and accrued interest and fees in the case of an assignment) or the Borrower (in the case of all other amounts) and (ii) in the case of an assignment due to payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments.
Section 2.19.Certain Fees.  The Borrower shall pay to the Administrative Agent the
Fees set forth in that certain Administrative Agent Fee Letter, dated April 4, 2017, between the
Administrative Agent and the Borrower, at the times set forth therein.
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Section 2.20.Commitment Fee and ~~Upfront~~Amendment Fee.  (a) The Borrower shall pay to the Administrative Agent for the accounts of the Revolving Lenders a commitment fee
(the “Commitment Fee”) for the period commencing on the Second Restatement Effective Date to the Revolving Facility Termination Date with respect to the applicable Revolving
Commitments or the earlier date of termination of the applicable Revolving Commitment, computed (on the basis of the actual number of days elapsed over a year of 360 days) at the
Commitment Fee Rate on the average daily Unused Total Revolving Commitment.  Such
Commitment Fee, to the extent then accrued, shall be payable quarterly in arrears (a) on the last
Business Day of each March, June, September and December, (b) on the Revolving Facility
Termination Date with respect to the applicable Revolving Commitments, and (c) as provided in
Section 2.11 hereof, upon any reduction or termination in whole or in part of the Total Revolving
Commitment.
(b)The Borrower shall pay on the Second ~~Restatement Effective Date to~~Amendment
Closing Date to the Administrative Agent for the account of each Lender as of such date, an upfront fee in an amount as set forth in a separate Fee Letter entered into by the Borrower with
~~such Lender~~the Administrative Agent on or prior to the Second ~~Restatement~~
~~Effective~~Amendment Closing Date (such upfront fees, the “~~Upfront~~Amendment Fees”).
Section 2.21.Letter of Credit Fees.  The Borrower shall pay with respect to each Letter of Credit (i) to the Administrative Agent for the account of the applicable Issuing Lender a fee calculated (on the basis of the actual number of days elapsed over a year of 360 days) at the per annum rate equal to the Applicable Margin then in effect with respect to SOFR Loans under the
Revolving Facility on the daily average LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) with respect to such Letter of Credit and (ii) to each Issuing
Lender (with respect to each Letter of Credit issued by it), such Issuing Lender’s customary and reasonable fees as may be agreed by the Issuing Lender and the Borrower for issuance, amendments and processing referred to in Section 2.02.  In addition, the Borrower agrees to pay each Issuing Lender for its account a fronting fee of 0.125% per annum, up to a maximum amount of $1,000 per annum per Letter of Credit, in respect of each Letter of Credit issued by such Issuing Lender, for the period from and including the date of issuance of such Letter of
Credit to and including the date of termination of such Letter of Credit.  Accrued fees described in this paragraph in respect of each Letter of Credit shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December and on the Revolving
Facility Termination Date with respect to the applicable Revolving Commitments.  So long as no
Event of Default has occurred, fees accruing on any Letter of Credit outstanding after the applicable Revolving Facility Termination Date shall be payable quarterly in the manner described in the immediately preceding sentence and on the date of expiration or termination of any such Letter of Credit.
Section 2.22.Nature of Fees.  All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent, as provided herein and in the Fee Letters described in Section 2.19 and Section 2.20.  Once paid, none of the Fees shall be refundable under any circumstances.
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Section 2.23.Right of Set-Off.  Upon the occurrence and during the continuance of any
Event of Default pursuant to Section 7.01(b), the Administrative Agent and each Lender (and their respective banking Affiliates) are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final but excluding deposits in the Escrow Accounts, Payroll
Accounts and other accounts, in each case, held in trust for an identified beneficiary) at any time held and other indebtedness at any time owing by the Administrative Agent and each such
Lender (or any of such banking Affiliates) to or for the credit or the account of the Borrower or any Guarantor against any and all of any such overdue amounts owing under the Loan
Documents, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand under any Loan Document; provided that in the event that any Defaulting
Lender exercises any such right of setoff, (x) all amounts so set off will be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section
2.26(d) and, pending such payment, will be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lenders and the Revolving Lenders and (y) the Defaulting Lender will provide promptly to the
Administrative Agent a statement describing in reasonable detail the Obligations owing to such
Defaulting Lender as to which it exercised such right of setoff.  Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender (or any of such banking Affiliates) and the Administrative Agent agrees promptly to notify the Borrower after any such set-off and application made by it (or any of its banking
Affiliates), as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of each Lender and the Administrative Agent under this Section 2.23 are in addition to other rights and remedies which such Lender and the
Administrative Agent may have upon the occurrence and during the continuance of any Event of
Default.
Section 2.24.Security Interest in Letter of Credit Account.  The Borrower hereby pledges to the Administrative Agent, for its benefit and for the benefit of the other Secured
Parties, and hereby grants to the Administrative Agent, for its benefit and for the benefit of the other Secured Parties, a first priority security interest, senior to all other Liens, if any, in all of the Borrower’s right, title and interest in and to the Letter of Credit Account, any direct investment of the funds contained therein and any proceeds thereof.  Cash held in the Letter of
Credit Account shall not be available for use by the Borrower, and shall be released to the
Borrower only as described in Section 2.02(j).
Section 2.25.Payment of Obligations.  Subject to the provisions of Section 7.01, upon the maturity (whether by acceleration or otherwise) of any of the Obligations under this
Agreement or any of the other Loan Documents of the Borrower, the Lenders shall be entitled to immediate payment of such Obligations.
Section 2.26.Defaulting Lenders.
(a)If at any time any Lender becomes a Defaulting Lender, then the Borrower may, on ten (10) Business Days’ prior written notice to the Administrative Agent and such Lender,
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replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.02(b) (with the assignment fee to be waived in such instance and subject to any consents required by such Section) all of its rights and obligations under this Agreement to one or more assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person.
(b)Any Lender being replaced pursuant to Section 2.26(a) shall (i) execute and deliver an Assignment and Acceptance with respect to such Lender’s outstanding Commitments and Loans, and (ii) deliver any documentation evidencing such Loans to the Borrower or the
Administrative Agent.  Pursuant to such Assignment and Acceptance, (A) the assignee Lender shall acquire all or a portion, as specified by the Borrower and such assignee, of the assigning
Lender’s outstanding Commitments and Loans, (B) all obligations of the Borrower owing to the assigning Lender relating to the Commitments and Loans so assigned shall be paid in full by the assignee Lender to such assigning Lender concurrently with such Assignment and Acceptance
(including, without limitation, any amounts owed under Section 2.15 due to such replacement occurring on a day other than the last day of an Interest Period), and (C) upon such payment and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate documentation executed by the Borrower in connection with previous Borrowings, the assignee
Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a
Lender hereunder with respect to such assigned Commitments and Loans, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning
Lender; provided that an assignment contemplated by this Section 2.26(b) shall become effective notwithstanding the failure by the Lender being replaced to deliver the Assignment and
Acceptance contemplated by this Section 2.26(b), so long as the other actions specified in this
Section 2.26(b) shall have been taken.
(c)Anything herein to the contrary notwithstanding, if a Revolving Lender becomes, and during the period it remains, a Defaulting Lender, during such period, such Defaulting
Lender shall not be entitled to any fees accruing during such period pursuant to Section 2.20
(without prejudice to the rights of the Non-Defaulting Lenders in respect of such fees).
(d)Any amount paid by the Borrower or otherwise received by the Administrative
Agent for the account of a Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity payments or other amounts) will not be paid or distributed to such Defaulting Lender, but shall instead be retained by the Administrative Agent in a segregated account until (subject to Section 2.26(f)) the termination of the Revolving Commitments and payment in full of all obligations of the Borrower hereunder and will be applied by the
Administrative Agent, to the fullest extent permitted by law, to the making of payments from time to time in the following order of priority:
first, to the payment of any amounts owing by such Defaulting Lender to the
Administrative Agent,
second, to the payment of the default interest and then current interest due and payable to the Revolving Lenders which are Non-Defaulting Lenders hereunder, ratably
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among them in accordance with the amounts of such interest then due and payable to them,
third, to the payment of fees then due and payable to the Non-Defaulting Lenders hereunder, ratably among them in accordance with the amounts of such fees then due and payable to them,
fourth, to the ratable payment of other amounts then due and payable to the Non-
Defaulting Lenders, and
fifth, after the termination of the Revolving Commitments and payment in full of all obligations of the Borrower hereunder, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct.
(e)The Borrower may terminate the unused amount of the Commitment of any
Lender that is a Defaulting Lender upon not less than ten (10) Business Days’ prior notice to the
Administrative Agent (which shall promptly notify the Revolving Lenders thereof), and in such event the provisions of Section 2.26(d) will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts), provided that (i) no Event of Default shall have occurred and be continuing and (ii) such termination shall not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, or any Lender may have against such Defaulting Lender.
(f)If the Borrower and the Administrative Agent agree in writing that a Revolving
Lender that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the
Administrative Agent will so notify the Revolving Lenders, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Revolving Lender shall purchase at par such portions of outstanding Revolving Loans of the other Revolving
Lenders, and/or make such other adjustments, as the Administrative Agent may determine to be necessary to cause the Revolving Lenders to hold Revolving Loans on a pro rata basis in accordance with their respective Revolving Commitments, whereupon such Revolving Lender shall cease to be a Defaulting Lender and will be a Non-Defaulting Lender; provided that no adjustments shall be made retroactively with respect to fees accrued while such Revolving
Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-
Defaulting Lender shall constitute a waiver or release of any claim of any party hereunder arising from such Revolving Lender’s having been a Defaulting Lender.
(g)Notwithstanding anything to the contrary herein, (x) any Lender that is an Issuing
Lender hereunder may not be replaced in its capacity as an Issuing Lender at any time that it has a Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such
Issuing Lender have been made with respect to such outstanding Letters of Credit and (y) the
Administrative Agent may not be replaced hereunder except in accordance with the terms of
Section 8.05.
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Section 2.27.Increase in Commitment.
(a)Borrowing Request.  The Borrower may by written notice to the Administrative
Agent request, prior to the then latest Revolving Facility Maturity Date, an increase to the existing Revolving Commitments; provided that after giving effect to such increase, the Total
Revolving Commitments shall not exceed $850,000,000.  Such notice shall specify (i) the date
(each, an “Increase Effective Date”) on which the Borrower proposes that the increased
Commitments shall be effective, which shall be a date not less than 10 Business Days after the date on which such notice is delivered to the Administrative Agent and (ii) the identity of each
Eligible Assignee to whom the Borrower proposes any portion of such increased Commitments be allocated (each, a “New Lender”) and the amounts of such allocations; provided that any existing Lender approached to provide all or a portion of the increased Commitments may elect or decline, in its sole discretion, to provide such increased Commitment.
(b)Conditions.  The increased Commitments shall become effective, as of such
Increase Effective Date provided that:
(i)each of the conditions set forth in Section 4.02 shall be satisfied on or prior to such Increase Effective Date;
(ii)no Event of Default shall have occurred and be continuing or would result from giving effect to the increased Commitments on such Increase Effective Date;
(iii)after giving pro forma effect to the increased Commitments to be made on such
Increase Effective Date, the Borrower shall be in pro forma compliance with the covenant set forth in Section 6.09(a); and
(iv)the Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent in connection with any such transaction.
(c)Terms of Revolving Loans and Commitments.  The terms and provisions of
Revolving Loans made pursuant to the increased Commitments shall be identical to the
Revolving Loans.  The increased Commitments shall be effected by a joinder agreement (the
“Increase Joinder”) executed by the Borrower, the Administrative Agent and each Lender making such increased Commitment, in form and substance satisfactory to each of them.  The
Increase Joinder may, without the consent of any other Lenders, effect such amendments to this
Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.27.  In addition, unless otherwise specifically provided herein, all references in the Loan Documents to Revolving Loans shall be deemed, unless the context otherwise requires, to include references to Revolving Loans made pursuant to any increased Revolving Commitments made pursuant to this Agreement.
(d)Adjustment of Revolving Loans.  Each of the existing Revolving Lenders shall assign to each of the applicable New Lenders, and each of the New Lenders shall purchase from each of the existing Revolving Lenders, at the principal amount thereof (together with accrued
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interest), such interests in the Revolving Loans outstanding on such Increase Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such
Revolving Loans will be held by the existing Lenders and New Lenders ratably in accordance with their Revolving Commitments after giving effect to the increased Revolving Commitments on such Increase Effective Date; provided that no such reallocation shall result in any Issuing
Lender having Revolving Extensions of Credit greater than its Revolving Commitment.  If there is a new Borrowing of Revolving Loans on such Increase Effective Date, the Revolving Lenders after giving effect to such Increase Effective Date shall make such Revolving Loans in accordance with Section 2.01(a).  Any amounts owed under Section 2.15 due to a reallocation of
SOFR Loans pursuant to this Section 2.27(d) occurring on a day other than the last day of an
Interest Period applicable thereto shall be payable by the Borrower pursuant to Section 2.15.
(e)Equal and Ratable Benefit.  The Revolving Loans and Commitments established pursuant to this paragraph shall constitute Revolving Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents and shall, without limiting the foregoing, benefit equally and ratably from the security interests created by the Collateral Documents.
Section 2.28.Extension of the Revolving Facility.
(a)Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders holding Revolving Commitments with a like maturity date, on a pro rata basis (based on the aggregate Revolving Commitments with a like maturity date) and on the same terms to each such
Lender, the Borrower is hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the maturity date of each such Lender’s Revolving Commitments and otherwise modify the terms of such Revolving Commitments pursuant to the terms of the relevant Extension Offer (including, without limitation, by the changing interest rate or fees payable in respect of such Revolving
Commitments (and related outstandings)) (each, an “Extension”, and each group of Revolving
Commitments, as so extended, as well as the original Revolving Commitments not so extended, being a “tranche”, and any Extended Revolving Commitments shall constitute a separate tranche of Revolving Commitments from the tranche of Revolving Commitments from which they were converted), so long as the following terms are satisfied:
(i) no Default or Event of Default shall have occurred and be continuing at the time the offering document in respect of an Extension Offer is delivered to the
Lenders (the “Extension Offer Date”),
(ii) except as to interest rates, fees and final maturity (which shall be set forth in the relevant Extension Offer), the Revolving Commitment of any Revolving Lender
that agrees to an Extension with respect to such Revolving Commitment extended pursuant to an Extension (an “Extended Revolving Commitment”), and the related outstandings, shall be a Revolving Commitment (or related outstandings, as the case may
be) with the same terms as the original Revolving Commitments (and related outstandings); provided that (1) the borrowing and repayment (except for (A) payments
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of interest and fees at different rates on Extended Revolving Commitments (and related outstandings), (B) repayments required upon the maturity date of the non-extending
Revolving Commitments and (C) repayment made in connection with a permanent repayment and termination of commitments) of Loans with respect to Extended
Revolving Commitments after the applicable Extension date shall be made on a pro rata basis with all other Revolving Commitments, (2) the permanent repayment of Revolving
Loans with respect to, and termination of, Extended Revolving Commitments after the applicable Extension date shall be made on a pro rata basis with all other Revolving
Commitments, except that the Borrower shall be permitted to permanently repay and terminate commitments of any such tranche on a better than a pro rata basis as compared to any other tranche with a later maturity date than such tranche, (3) assignments and participations of Extended Revolving Commitments and extended Revolving Loans shall be governed by the same assignment and participation provisions applicable to Revolving
Commitments and Revolving Loans and (4) at no time shall there be Revolving
Commitments hereunder (including Extended Revolving Commitments and any original
Revolving Commitments) which have more than two different maturity dates,
(iii) if the aggregate principal amount of Revolving Commitments in respect of which Revolving Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Revolving Commitments, as the case may be, offered to be extended by the Borrower pursuant to such Extension Offer, then the
Revolving Loans of such Revolving Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Revolving Lenders have accepted such
Extension Offer,
(iv) if the aggregate principal amount of Revolving Commitments in respect of which Revolving Lenders shall have accepted the relevant Extension Offer shall be less than the maximum aggregate principal amount of Revolving Commitments, as the case may be, offered to be extended by the Borrower pursuant to such Extension Offer, then the Borrower may require each Revolving Lender that does not accept such Extension
Offer to assign pursuant to Section 10.02 no later than forty-five (45) days after the
Extension Offer Date its pro rata share of the outstanding Revolving Commitments and
Revolving Loans offered to be extended pursuant to such Extension Offer to one or more assignees which have agreed to such assignment and to extend the applicable Revolving
Facility Maturity Date; provided that (1) each Revolving Lender that does not respond affirmatively within thirty (30) days of the Extension Offer Date shall be deemed not to have accepted such Extension Offer, (2) each assigning Revolving Lender shall have received payment of an amount equal to the outstanding principal of its Revolving Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (3) the processing and recordation fee specified in Section 10.02(b) shall be paid by the Borrower or such assignee and (4) the assigning Revolving Lender shall continue to be entitled to the rights under Section 10.04 for any period prior to the effectiveness of such assignment,
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(v) all documentation in respect of such Extension shall be consistent with the foregoing, and
(vi) any applicable Minimum Extension Condition shall be satisfied unless waived by the Borrower.  For the avoidance of doubt, no Lender shall be obligated to accept any Extension Offer.
(b)With respect to all Extensions consummated by the Borrower pursuant to this
Section, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.12 or Section 2.13 and (ii) each Extension Offer shall specify the minimum amount of Revolving Commitments to be tendered, which shall be a minimum amount approved by the Administrative Agent (a “Minimum Extension Condition”).
The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Revolving Commitments on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement
(including, without limitation, Section 2.11, 2.12, 2.17 and 8.08) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this
Section 2.28.
(c)The consent of the Administrative Agent shall be required to effectuate any
Extension, such consent not to be unreasonably withheld.  No consent of any Lender shall be required to effectuate any Extension, other than the consent of each Lender agreeing to such
Extension with respect to one or more of its Revolving Commitments (or a portion thereof) (or, in the case of an Extension pursuant to clause (iv) of Section 2.28(a), the consent of the assignee agreeing to the assignment of one or more Revolving Commitments and/or Revolving Loans).
All Extended Revolving Commitments and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other applicable Obligations under this Agreement and the other Loan
Documents.  The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents (each, an “Extension
Amendment”) with the Borrower as may be necessary in order to establish new tranches or sub-
tranches in respect of Revolving Commitments so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the
Borrower in connection with the establishment of such new tranches or sub-tranches, in each case on terms consistent with this Section 2.28.
(d)In connection with any Extension, the Borrower shall provide the Administrative
Agent at least five (5) Business Days (or such shorter period as may be agreed by the
Administrative Agent) prior written notice thereof, and shall agree to such procedures (including, without limitation, regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.28.
Section 2.29.Benchmark Replacement Setting.
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(a)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the
Administrative Agent and the Borrower may amend this Agreement to replace the then-current
Benchmark with a Benchmark Replacement.  Any such amendment with respect to a Benchmark
Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th)
Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required
Lenders.  No replacement of a Benchmark with a Benchmark Replacement pursuant to this
Section 2.29(a)(i) will occur prior to the applicable Benchmark Transition Start Date.
(b)Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative
Agent will, subject to the consent of the Borrower, have the right to make  Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan
Document, any amendments entered into by the Administrative Agent and the Borrower implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(c)Notices; Standards for Decisions and Determinations. The Administrative Agent
will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark
Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement.  The Administrative
Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.29(d) and (v) the commencement of any Benchmark Unavailability Period.
Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.29, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other
Loan Document, except, in each case, as expressly required pursuant to this Section 2.29.
(d)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate
(including Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i)
above either (A) is subsequently displayed on a screen or information service for a Benchmark
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(including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark
Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e)Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to
ABR Loans and (ii) any outstanding affected SOFR Loans will be deemed to have been converted to ABR Loans at the end of the applicable Interest Period.  During a Benchmark
Unavailability Period or at any time that a tenor for the then-current Benchmark is not an
Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR.
Section 2.30.Inability to Determine Rates. Subject to Section 2.29, if, on or prior to the first day of any Interest Period for any SOFR Loan the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof, the Administrative Agent will promptly so notify the Borrower and each Lender.
Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans or to convert ABR
Loans to SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or affected
Interest Periods) until the Administrative Agent revokes such notice.  Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest
Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans in the amount specified therein and (ii)
any outstanding affected SOFR Loans will be deemed to have been converted into ABR Loans at the end of the applicable Interest Period.  Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.15. Subject to Section 2.29, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on ABR
Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “ABR” until the Administrative Agent revokes such determination.
~~1008536250v10~~
SECTION 3.
REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to make Loans and issue Letters of Credit hereunder, the Borrower and each of the Guarantors jointly and severally represent and warrant as follows:
Section 3.01.Organization and Authority.  Each of the Borrower and the Guarantors (a)
is duly organized, validly existing and in good standing (to the extent such concept is applicable in the applicable jurisdiction) under the laws of the jurisdiction of its organization and is duly qualified and in good standing in each other jurisdiction in which the failure to so qualify would have a Material Adverse Effect and (b) has the requisite corporate or limited liability company power and authority to effect the Transactions, to own or lease and operate its properties and to conduct its business as now or currently proposed to be conducted.
Section 3.02.Air Carrier Status.  The Borrower is an “air carrier” within the meaning of
Section 40102 of Title 49 and holds a certificate under Section 41102 of Title 49.  The Borrower holds an air carrier operating certificate issued pursuant to Chapter 447 of Title 49.  The
Borrower is a “citizen of the United States” as defined in Section 40102(a)(15) of Title 49 and as that statutory provision has been interpreted by the DOT pursuant to its policies (a “United States
Citizen”).  The Borrower possesses all necessary certificates, franchises, licenses, permits, rights, designations, authorizations, exemptions, concessions, frequencies and consents which relate to the operation of the routes flown by it and the conduct of its business and operations as currently conducted except where failure to so possess would not, in the aggregate, have a Material
Adverse Effect.
Section 3.03.Due Execution.  The execution, delivery and performance by each of the
Borrower and the Guarantors of each of the Loan Documents to which it is a party (a) are within the respective corporate or limited liability company powers of each of the Borrower and the
Guarantors, have been duly authorized by all necessary corporate or limited liability company action, including the consent of shareholders or members where required, and do not (i)
contravene the charter, by-laws or limited liability company agreement (or equivalent documentation) of the Borrower or any of the Guarantors, (ii) violate any applicable law
(including, without limitation, the Securities Exchange Act of 1934) or regulation (including, without limitation, Regulations T, U or X of the Board), or any order or decree of any court or
Governmental Authority, other than violations by the Borrower or the Guarantors which would not reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage or deed of trust or any material lease, agreement or other instrument binding on the Borrower or the Guarantors or any of their properties, which, in the aggregate, would reasonably be expected to have a Material
Adverse Effect, or (iv) result in or require the creation or imposition of any Lien upon any of the property of the Borrower or any of the other Grantors other than the Liens granted pursuant to this Agreement or the other Loan Documents; and (b) do not require the consent, authorization by or approval of or notice to or filing or registration with any Governmental Authority or any
~~1008536250v10~~
other Person, other than (i) the filing of financing statements under the UCC, (ii) the filings and consents contemplated by the Collateral Documents, (iii) approvals, consents and exemptions that have been obtained on or prior to the Second Restatement Effective Date and remain in full force and effect, (iv) consents, approvals and exemptions that the failure to obtain in the aggregate would not be reasonably expected to result in a Material Adverse Effect and (v)
routine reporting obligations.  Each Loan Document to which the Borrower or a Guarantor is a party has been duly executed and delivered by the Borrower and each of the Guarantors party thereto.  This Agreement and the other Loan Documents to which the Borrower or any of the
Guarantors is a party, each is a legal, valid and binding obligation of the Borrower and each
Guarantor party thereto, enforceable against the Borrower and the Guarantors, as the case may be, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Section 3.04.Statements Made.
(a)The written information furnished by or on behalf of the Borrower to the
Administrative Agent or any Lender in connection with the negotiation of this Agreement (as modified or supplemented by other written information so furnished), together with the Annual
Report on Form 10-K for 2021 of the Borrower filed with the SEC and all Quarterly Reports on
Form 10-Q or Current Reports on Form 8-K that have been filed after December 31, 2021, by the
Borrower, with the SEC (as amended), taken as a whole as of the Second Restatement Effective
Date did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein not misleading in light of the circumstances in which such information was provided; provided that, with respect to projections, estimates or other forward-looking information the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.
(b)The Annual Report on Form 10-K of the Borrower most recently filed with the
SEC, and each Quarterly Report on Form 10-Q and Current Report on Form 8-K of the Borrower
filed with the SEC subsequently and prior to the date that this representation and warranty is being made, did not as of the date filed with the SEC (giving effect to any amendments thereof made prior to the date that this representation and warranty is being made) contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
Section 3.05.Financial Statements; Material Adverse Change.
(a)The audited consolidated financial statements of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2021, included in the Borrower’s Annual Report on Form
10-K for 2021 filed with the SEC, as amended, present fairly, in all material respects, in accordance with GAAP, the financial condition, results of operations and cash flows of the
Borrower and its Subsidiaries on a consolidated basis as of such date and for such period.
~~1008536250v10~~
(b)Except as disclosed in the Borrower’s Annual Report on Form 10-K for 2021 or
any subsequent report filed by the Borrower on Form 10-Q or Form 8-K with the SEC, since
December 31, 2021, there has been no Material Adverse Change.
Section 3.06.Ownership of Subsidiaries.  As of the Second Restatement Effective Date,
other than as set forth on Schedule 3.06, (a) each of the Persons listed on Schedule 3.06 is a wholly-owned, direct or indirect Subsidiary of the Borrower, and (b) the Borrower owns no other
Subsidiaries (other than Immaterial Subsidiaries), whether directly or indirectly.
Section 3.07.Liens.  There are no Liens of any nature whatsoever on any Collateral other than Permitted Liens.
Section 3.08.Use of Proceeds.  The proceeds of the Loans, and the Letters of Credit, shall be used for working capital or other general corporate purposes of the Borrower and its
Subsidiaries (including the repayment of indebtedness and the payment of fees and transaction costs as contemplated hereby and as referred to in Sections 2.19 and 2.20).
Section 3.09.Litigation and Compliance with Laws.
(a)Except as disclosed in the Borrower’s Annual Report on Form 10-K for 2021 or
any subsequent report filed by the Borrower on Form 10-Q or Form 8-K with the SEC since
December 31, 2021, there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Borrower or the Guarantors, threatened against the Borrower or the Guarantors or any of their respective properties (including any properties or assets that constitute Collateral under the terms of the Loan Documents), before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that (i) are likely to have a Material Adverse Effect or (ii) would reasonably be expected to affect the legality, validity, binding effect or enforceability of the Loan Documents or, in any material respect, the rights and remedies of the Administrative Agent or the Lenders thereunder or in connection with the Transactions.
(b)Except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, the Borrower and each
Guarantor to its knowledge is currently in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, in respect of the conduct of its business and ownership of its property.
Section 3.10.FAA Slot Utilization. If Slots are included in the Collateral, except for matters which would not reasonably be expected to have a Material Adverse Effect, the
Borrower and the other Grantors, as applicable, are utilizing, or causing to be utilized, their respective Pledged Slots (except Pledged Slots which are reasonably determined by the Borrower to be of de minimis value or surplus to the Borrower’s needs) in a manner consistent in all material respects with applicable rules, regulations, laws and contracts in order to preserve both their respective right to hold and operate the Pledged Slots, taking into account any waivers or other relief granted to the Borrower or any Guarantor by the FAA, other applicable U.S.
Governmental Authorities or U.S. Airport Authorities.  Neither the Borrower nor any Guarantor
~~1008536250v10~~
has received any written notice from the FAA, other applicable U.S. Governmental Authorities or U.S. Airport Authorities, or is otherwise aware of any other event or circumstance, that would be reasonably likely to impair in any material respect its respective right to hold and operate any
Pledged Slot, except for any such impairment that, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
Section 3.11.Margin Regulations; Investment Company Act.
(a)Neither the Borrower nor any Guarantor is engaged, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board, “Margin Stock”), or extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loans will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock in violation of Regulation U.
(b)Neither the Borrower nor any Guarantor is, or after the making of the Loans will be, or is required to be, registered as an “investment company” under the Investment Company
Act of 1940, as amended.  Neither the making of any Loan, nor the issuance of any Letters of
Credit, nor the application of the proceeds of any Loan or repayment of any Loan or reimbursement of any LC Disbursement by the Borrower, nor the consummation of the other transactions contemplated by the Loan Documents, will violate any provision of such Act or any rule, regulation or order of the SEC thereunder.
Section 3.12.Ownership of Collateral.  Each Grantor has good title to the Collateral owned by it, free and clear of all Liens other than Permitted Liens.
Section 3.13.Perfected Security Interests.  The Collateral Documents, taken as a whole, are effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in all of the Collateral to the extent purported to be created thereby, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.  With respect to the Collateral as of the Second Restatement Effective Date, at such time as (a)
financing statements in appropriate form are filed in the appropriate offices (and the appropriate fees are paid) and (b) the execution of the Account Control Agreements, the Administrative
Agent, for the benefit of the Secured Parties, shall have a first priority perfected security interest and/or mortgage (or comparable Lien) in all of such Collateral to the extent that the Liens on such Collateral may be perfected upon the filings or recordations or upon the taking of the actions described in clauses (a) and (b) above, subject in each case only to Permitted Liens, and such security interest is entitled to the benefits, rights and protections afforded under the
Collateral Documents applicable thereto (subject to the qualification set forth in the first sentence of this Section 3.13).
Section 3.14.Payment of Taxes.  Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed by it and has paid or caused to be paid when due all Taxes required to have been paid by it, except and solely
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to the extent that, in each case (a) such Taxes are being contested in good faith by appropriate proceedings or (b) the failure to do so would not reasonably be expected to result in a Material
Adverse Effect.
Section 3.15.Anti-Corruption Laws and Sanctions.  Borrower has implemented and maintains in effect policies and procedures intended to ensure compliance by Borrower, its
Subsidiaries and, when acting in such capacity, their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and Borrower and its
Subsidiaries are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.  None of Borrower, any of its Subsidiaries or to the knowledge of Borrower any of their respective directors or officers is a Sanctioned Person.
SECTION 4.
CONDITIONS OF LENDING
Section 4.01.Conditions Precedent to Second Restatement Effective Date.  This
Agreement shall become effective on the date on which the following conditions precedent shall have been satisfied (or waived by the Lenders in accordance with Section 10.08 and by the
Administrative Agent):
(a)Supporting Documents.  The Administrative Agent shall have received with respect to the Borrower and the Guarantors in form and substance reasonably satisfactory to the
Administrative Agent:
(i)a certificate of the Secretary of State of the state of such entity’s incorporation or formation, dated as of a recent date, as to the good standing of that entity (to the extent available in the applicable jurisdiction) and as to the charter documents on file in the office of such
Secretary of State;
(ii)a certificate of the Secretary or an Assistant Secretary (or similar officer), of such entity dated the Second Restatement Effective Date and certifying (A) that attached thereto is a true and complete copy of the certificate of incorporation or formation and the by-laws or limited liability company or other operating agreement (as the case may be) of that entity as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the board of directors, board of managers or members of that entity authorizing the
Borrowings and Letter of Credit issuances hereunder, the execution, delivery and performance in accordance with their respective terms of this Agreement, the other Loan Documents and any other documents required or contemplated hereunder or thereunder, and the granting of the security interest in the Letter of Credit Account and other Liens contemplated hereby or the other
Loan Documents (in each case to the extent applicable to such entity), (C) that the certificate of incorporation or formation of that entity has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer of that entity executing this Agreement and the Loan Documents or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer
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of that entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii)); and
(iii)an Officer’s Certificate from the Borrower certifying (A) as to the truth in all material respects of the representations and warranties made by it contained in the Loan
Documents as though made on the Second Restatement Effective Date, except to the extent that any such representation or warranty relates to a specified date, in which case as of such date
(provided that any representation or warranty that is qualified by materiality, “Material Adverse
Change” or “Material Adverse Effect” shall be true and correct in all respects as of the applicable date, before and after giving effect to the Transactions) and (B) as to the absence of any event occurring and continuing, or resulting from the Transactions, that constitutes an Event of
Default.
(b)Credit Agreement.  Each party hereto shall have duly executed and delivered to the Administrative Agent this Agreement.
(c)Security Agreements.  The Borrower shall have duly executed and delivered to the Administrative Agent an acknowledgment and ratification in form and substance reasonably satisfactory to the Administrative Agent (the “Collateral Documents Acknowledgment”) with respect to each Flight Simulator Security Agreement, each Aircraft and Spare Engine Mortgage, each Spare Parts Security Agreement and any Account Control Agreements, containing an acknowledgment that (i) the “Obligations” or “Secured Obligations” (as defined in each of such security documents), as applicable, include all of the Obligations under this Agreement after giving effect to the Second Restatement Effective Date, and (ii) after giving effect to the Second
Restatement Effective Date, each such Flight Simulator Security Agreement, each Spare Parts
Security Agreement and Aircraft and Spare Engine Mortgage shall remain in full force and effect in accordance with its respective terms.
(d)[Reserved].
(e)Opinions of Counsel.  The Administrative Agent and the Lenders shall have received:
(i)a written opinion of Brandon Nelson, General Counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders;
(ii)a written opinion of Debevoise & Plimpton LLP, special New York counsel to the
Borrower and the Guarantors, dated the Second Restatement Effective Date, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders; and
(iii)a written opinion of Milbank LLP, special New York counsel to the
Administrative Agent, dated the Second Restatement Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.
(f)Payment of Fees and Expenses.  The Borrower shall have paid to the
Administrative Agent and the Lenders (i) the then unpaid balance of all accrued and unpaid Fees
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due, owing and payable under and pursuant to this Agreement, including, as referred to in
Sections 2.19 and Section 2.20, and all reasonable and documented out-of-pocket expenses of the
Administrative Agent (including reasonable attorneys’ fees of Milbank LLP) for which invoices have been presented at least one Business Day prior to the Second Restatement Effective Date and (ii) all “Commitment Fees” accrued under the Existing Credit Agreement (as defined therein)  up to but excluding the Second Restatement Effective Date and any other amounts due and owing to the Lenders or the Administrative Agent by the Borrower under the Existing Credit
Agreement.
(g)[Reserved].
(h)Consents.  All material governmental and third party consents and approvals necessary in connection with the financing contemplated hereby shall have been obtained, in form and substance reasonably satisfactory to the Administrative Agent, and be in full force and effect.
(i)Representations and Warranties.  All representations and warranties of the
Borrower and the Guarantors contained in this Agreement and the other Loan Documents executed and delivered on the Second Restatement Effective Date shall be true and correct in all material respects on and as of the Second Restatement Effective Date, as though made on and as of such date (except to the extent any such representation or warranty by its terms is made as of a different specified date, in which case as of such specified date); provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse
Effect” shall be true and correct in all respects, as though made on and as of the applicable date, after giving effect to the Transactions.
(j)No Event of Default.  Before and after giving effect to the Transactions, no Event of Default shall have occurred and be continuing on the Second Restatement Effective Date.
(k)Patriot Act.  The Lenders shall have received at least five (5) days prior to the
Second Restatement Effective Date all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act, that such Lenders shall have requested from the
Borrower or a Guarantor prior to such date.
The execution by each Lender of this Agreement shall be deemed to be confirmation by such
Lender that any condition relating to such Lender’s satisfaction or reasonable satisfaction with any documentation set forth in this Section 4.01 has been satisfied as to such Lender.
Section 4.02.Conditions Precedent to Each Loan and Each Letter of Credit.  The
obligation of the Lenders to make each Loan and of the Issuing Lenders to issue each Letter of
Credit, including the initial Loans and the initial Letters of Credit, is subject to the satisfaction
(or waiver in accordance with Section 10.08) of the following conditions precedent:
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(a)Notice.  The Administrative Agent shall have received a Loan Request pursuant to
Section 2.03 with respect to such borrowing or a request for issuance of such Letter of Credit pursuant to Section 2.02, as the case may be.
(b)Representations and Warranties.  All representations and warranties contained in this Agreement and the other Loan Documents (other than, with respect to Loans made or Letters of Credit issued after the Second Restatement Effective Date, the representations and warranties set forth in Sections 3.05(b), 3.06 and 3.09(a)) shall be true and correct in all material respects on and as of the date of such Loan or the issuance of such Letter of Credit hereunder (both before and after giving effect thereto and, in the case of each Loan, the application of proceeds therefrom) with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date and in such case as of such date;
provided that any representation or warranty that is qualified by materiality, “Material Adverse
Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to such Loan or the issuance of such
Letter of Credit hereunder.
(c)No Default.  On the date of such Loan or the issuance of such Letter of Credit hereunder, no Event of Default, material Default or any Default incapable of being cured shall have occurred and be continuing nor shall any such Event of Default or Default, as the case may be, occur by reason of the making of the requested Borrowing or the issuance of the requested
Letter of Credit and, in the case of each Loan, the application of proceeds thereof.
(d)Collateral Coverage Ratio.  On the date of such Loan or the issuance of such
Letter of Credit hereunder (and after giving pro forma effect thereto), the Collateral Coverage
Ratio shall not be less than 1.0 to 1.0.
(e)No Going Concern Qualification.  On the date of such Loan or the issuance of such Letter of Credit hereunder, the opinion of the independent public accountants (after giving effect to any reissuance or revision of such opinion) on the most recent audited consolidated financial statements delivered by the Borrower pursuant to Section 5.01(a) shall not include a
“going concern” qualification under GAAP as in effect on the date of this Agreement or, if there is a change in the relevant provisions of GAAP thereafter, any like qualification or exception under GAAP after giving effect to such change.
(f)Appraisals. If no Appraisal or Appraisals, as the case may be, have been delivered with respect to the relevant Collateral pursuant to Section 5.07 within the 180 day period prior to the date of such Loan or the issuance of such Letter of Credit hereunder, copies of the relevant
Appraisal(s) with respect to such Collateral shall have been delivered to the Administrative
Agent; provided that, in the case of Spare Parts and Appliances, such “desk-top” appraisal may utilize Quarterly Methodology (as defined in the JetBlue Spare Parts Security Agreement) so long as such Appraisal is dated no more than 180 days prior to such Borrowing date.
(g)Eligible Spare Parts.  If, immediately prior to the making of such Loan or the issuance of such Letter of Credit hereunder, no Loans or Letters of Credit were outstanding, and the Pledged Spare Parts are included as part of the Collateral, the Administrative Agent shall
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have received an Officer’s Certificate from the Borrower to the effect that, as of the date of such
Loan or the issuance of such Letter of Credit and based upon the Appraisal of the Pledged Spare
Parts most recently delivered by the Borrower pursuant to Section 5.07 (subject to Section
4.02(f)), the aggregate Appraised Value of all Excluded Parts (under and as defined in each
Spare Parts Security Agreement) constitutes no more than [***]% of all Spare Parts and
Appliances owned by Borrower and its Subsidiaries (assuming all such Spare Parts and
Appliances were Collateral).
The acceptance by the Borrower of each extension of credit hereunder shall be deemed to be a representation and warranty by the Borrower that the conditions specified in this Section 4.02 have been satisfied at that time.
SECTION 5.
AFFIRMATIVE COVENANTS
From the Second Restatement Effective Date and for so long as the Commitments remain in effect, any Letter of Credit remains outstanding (in a face amount in excess of the sum of (i) the amount of cash then held in the Letter of Credit Account and (ii) the face amount of back-to-back letters of credit delivered pursuant to Section 2.02(j)), or the principal of or interest on any Loan or reimbursement of any LC Disbursement is owing (or any other amount that is due and unpaid on the first date that none of the foregoing is in effect, outstanding or owing, respectively, is owing) to any Lender or the Administrative Agent hereunder:
Section 5.01.Financial Statements, Reports, etc.  The Borrower shall deliver to the
Administrative Agent on behalf of the Lenders:
(a)Within ninety (90) days after the end of each fiscal year, the Borrower’s consolidated balance sheet and related statement of income and cash flows, showing the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of the close of such fiscal year and the results of their respective operations during such year, the consolidated statement of the Borrower to be audited for the Borrower by independent public accountants of recognized national standing and to be accompanied by an opinion of such accountants (without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with
GAAP; provided that the foregoing delivery requirement shall be satisfied if the Borrower shall have filed with the SEC its Annual Report on Form 10-K for such fiscal year, which is available to the public via EDGAR or any similar successor system;
(b)Within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, the Borrower’s consolidated balance sheets and related statements of income and cash flows, showing the financial condition of the Borrower and its Subsidiaries on a consolidated basis as of the close of such fiscal quarter and the results of their operations during such fiscal quarter and the then elapsed portion of the fiscal year, each certified by a Responsible
Officer of the Borrower as fairly presenting in all material respects the financial condition and
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results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year end audit adjustments and the absence of footnotes; provided that the foregoing delivery requirement shall be satisfied if the Borrower shall have filed with the
SEC its Quarterly Report on Form 10-Q for such fiscal quarter, which is available to the public via EDGAR or any similar successor system;
(c)So long as any Loans or Letters of Credit are outstanding, within the time period under Section 5.01(a) above, a certificate of a Responsible Officer of the Borrower certifying that, to the knowledge of such Responsible Officer, no Default or Event of Default has occurred and is continuing, or, if, to the knowledge of such Responsible Officer, such a Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto;
(d)So long as any Loans or Letters of Credit are outstanding, within the time period under (a) and (b) of this Section 5.01, a certificate of a Responsible Officer demonstrating in reasonable detail compliance with Sections 6.08 and 6.09(a) as of the end of the preceding fiscal quarter, including an updated calculation of the Collateral Coverage Ratio reflecting the most recent Appraisals (as adjusted for any Dispositions or additions to the Collateral since the date of delivery to the Administrative Agent of such Appraisals);
(e)Within 15 days after a Responsible Officer of the Borrower obtains knowledge that there has been one or more Dispositions of Collateral (excluding those described in clause
(b), (c)(ii), (d) or (e)(iv) of the definition of “Permitted Disposition”) since the date of the
Officer’s Certificate demonstrating compliance with Section 6.09(a) most recently delivered under this Agreement by the Borrower to the Administrative Agent consisting of (i) a Pledged
Aircraft, (ii) a Pledged Engine or (iii) any other Collateral having an Appraised Value in the aggregate in excess of 10% of the sum of the aggregate Appraised Value of all Collateral plus
Pledged Cash and Cash Equivalents, a certificate of a Responsible Officer demonstrating in reasonable detail compliance with Section 6.09(a);
(f)Within 30 days after a Responsible Officer obtains knowledge that any type or model of Aircraft or Engine has become Non-Core Fleet Equipment or any Spare Parts have become Non-Core Spare Parts, a certificate of a Responsible Officer confirming the same.
(g)Promptly after a Responsible Officer obtains knowledge thereof, notice of the failure of any material assumption contained in any Appraisal to be correct, except if such failure would not reasonably be expected to materially adversely affect the Appraised Value of the applicable type of Collateral;
(h)So long as any Commitment, Loan or Letter of Credit is outstanding, within
30 days after the Chief Financial Officer or the Treasurer of the Borrower becoming aware of the occurrence of a Default or an Event of Default that is continuing, an Officer’s Certificate specifying such Default or Event of Default and what action the Borrower and its Subsidiaries are taking or propose to take with respect thereto;
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(i)Promptly, from time to time, such other information regarding the Collateral and the operations, business affairs and financial condition of either the Borrower or any Guarantor, in each case as the Administrative Agent, at the request of any Lender, may reasonably request
(it being understood that, so long as no Event of Default shall have occurred and be continuing, the Borrower shall not be obligated to provide utilization reports with respect to Pledged Slots);
and
(j)Promptly (but in any event no later than 15 Business Days) following each
~~ESG~~KPI Metrics Report Date, ~~an ESG~~a KPI Certificate setting forth the ~~most recent ESG~~
~~Score~~Sustainability Adjustment and attaching thereto the relevant ~~ESG~~KPI Metrics Report;
provided that, during any Sustainability Adjustment Period, if the ~~ESG Agency~~KPI Metrics
Auditor (solely at the discretion of the ~~ESG Agency~~KPI Metrics Auditor) issues to the Borrower an updated ~~ESG~~KPI Metrics Report prior to the next ~~ESG~~KPI Metrics Report Date, the Borrower shall promptly (but in any event no later than 15 Business Days) after receiving such updated
~~ESG~~KPI Metrics Report, deliver to the Administrative Agent an updated ~~ESG~~KPI Certificate setting forth the ~~ESG Score~~KPI Metrics included in such updated ~~ESG~~KPI Metrics Report (for the avoidance of doubt, such updated ~~ESG Score~~KPI Metrics shall become effective for determining the Sustainability Adjustment for the remainder of the applicable Sustainability
Adjustment Period from the date of delivery of such updated ~~ESG~~KPI Certificate); provided, further, that during any KPI Negotiation Period, no KPI Certificate shall be required to be delivered pursuant to this Section 5.01(j) or otherwise.  Non-compliance with this ~~clause~~Section
5.01(j) by the Borrower will not constitute a default by the Borrower or any Guarantor of any of their respective obligations hereunder or under any other Loan Document, and will not result in any Default or Event of Default.
Subject to the next succeeding sentence, information delivered pursuant to this
Section 5.01 to the Administrative Agent may be made available by the Administrative Agent to the Lenders by posting such information on the Platform.  Information required to be delivered pursuant to this Section 5.01 by the Borrower shall be delivered pursuant to Section 10.01 hereto.
Information required to be delivered pursuant to this Section 5.01 (to the extent not made available as set forth above) shall be deemed to have been delivered to the Administrative Agent on the date on which the Borrower provides written notice to the Administrative Agent that such information has been posted on the Borrower’s general commercial website on the Internet (to the extent such information has been posted or is available as described in such notice), as such website may be specified by the Borrower to the Administrative Agent from time to time.
Information required to be delivered pursuant to this Section 5.01 shall be in a format which is suitable for transmission.
Any notice or other communication delivered pursuant to this Section 5.01, or otherwise pursuant to this Agreement, shall be deemed to contain material non-public information unless (i) expressly marked by the Borrower or a Guarantor as “PUBLIC”, (ii) such notice or communication consists of copies of the Borrower’s public filings with the SEC or (iii)
such notice or communication has been posted on a the Borrower’s general commercial website on the Internet, as such website may be specified by the Borrower to the Administrative Agent from time to time.
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Section 5.02.Taxes.  The Borrower shall pay, and cause each of its Subsidiaries to pay, all material taxes, assessments, and governmental levies before the same shall become more than
90 days delinquent, other than taxes, assessments and levies (i) being contested in good faith by appropriate proceedings and (ii) the failure to effect such payment of which are not reasonably be expected to have a Material Adverse Effect.
Section 5.03.Stay, Extension and Usury Laws.  The Borrower and each of the
Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement; and the Borrower and each of the
Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Administrative Agent, but will suffer and permit the execution of every such power as though no such law has been enacted.
Section 5.04.Corporate Existence.  The Borrower shall do or cause to be done all things reasonably necessary to preserve and keep in full force and effect:
(1)its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the
Borrower or any such Subsidiary; and
(2)the rights (charter and statutory) and material franchises of the
Borrower and its Subsidiaries; provided, however, that the Borrower shall not be required to preserve any such right or franchise, or the corporate, partnership or other existence of it or any of its Subsidiaries, if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, and that the loss thereof would not, individually or in the aggregate, have a Material Adverse
Effect.
For the avoidance of doubt, this Section 5.04 shall not prohibit any actions permitted by Section
6.10 hereof or described in Section 6.10(b).
Section 5.05.Compliance with Laws.  The Borrower shall comply, and cause each of its
Subsidiaries to comply, with all applicable laws, rules, regulations and orders of any
Governmental Authority applicable to it or its property, except where such noncompliance, individually or in the aggregate, would not reasonably be expected to result in a Material
Adverse Effect.  Without limiting the foregoing, the Borrower will maintain in effect policies and procedures intended to ensure compliance by Borrower, its Subsidiaries and, when acting in such capacity, their respective directors, officers, employees and agents with Anti-Corruption
Laws and applicable Sanctions.
Section 5.06.[Reserved].
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Section 5.07.Delivery of Appraisals.  The Borrower shall:
(1)on a date within 60 days prior to (A) May 15 of each year, beginning in 2023 and (B) solely with respect to any Pledged Aircraft and
Pledged Engines, November 15 of each year, beginning with the first such date occurring at least 90 days after any such Collateral is first added to the Collateral hereunder;
(2)on a date within 60 days prior to February 15, August 15 and
November 15 of each year, solely with respect to any Pledged Spare Parts, beginning with the first such date occurring after any such Collateral is first added to the Collateral hereunder;
(3)on the date upon which any Additional Collateral is pledged as
Collateral, but only with respect to such Additional Collateral;
(4)promptly (but in any event within 45 days) following a request by the Administrative Agent if an Event of Default has occurred and is continuing;
and
(5)if Slots are included in the Collateral, promptly (but in any event within 45 days) following any Disposition or series of related Dispositions of
Pledged Slots (other than any Disposition described in clause (d), (e)(ii), (e)(iv) or
(f) of the definition of “Permitted Disposition”) comprising more than 25% of the aggregate Appraised Value of the Pledged Slots;
deliver or cause to be delivered to the Administrative Agent (x) in the case of Aircraft or
Engines, an Appraisal from two Aircraft Appraisers and (y) in the case of any other Collateral, one or more Appraisals establishing the Appraised Value of the Collateral; provided, however, that:
(i) the Borrower shall be required to deliver or cause to be delivered an Appraisal or Appraisals, as the case may be, with respect to the (x) Pledged
Slots (in the case of clause (4) above), (y) Pledged Aircraft, Pledged Engines and
Pledged Spare Parts (in the case of clause 1 above) or (z) the applicable
Additional Collateral (in the case of clause (3) above); and
(ii)if any new spare Engine is pledged as Collateral within 90 days after delivery from the manufacturer to Borrower and such new spare Engine is of the same make and model as any spare Engine then currently included (or being replaced) in the Collateral (any such Engine make and model, an “Existing Engine
Type”), Appraisals with respect to such new spare Engine shall only be required under this Section 5.07 if the Borrower elects to provide such Appraisals for purposes of determining the Appraised Value of such new spare Engine pursuant to clause (iii) of the proviso of the definition of “Appraised Value”; ~~and~~
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~~(iii)in connection with the initial pledge of the Other Spare Parts as~~
~~Collateral, in lieu of an Appraisal pursuant to clause (3) above, the Borrower may~~
~~provide the most recent appraisal of the Other Spare Parts under the Other~~
~~Facility, so long as such appraisal is no more than 180 days old at the time the~~
~~Other Spare Parts are included in the Collateral;~~
provided further, that (i) with respect to the Appraisals described in Section 5.07 above, so long as no Loans or Letters of Credit are outstanding, the Borrower shall not be required to deliver any such Appraisals; (ii) no Appraisals shall be required under this Section 5.07 or otherwise with respect to Non-Core Fleet Equipment; and (iii) in connection with the making of any Loan or the issuance of any Letter of Credit where no Loans or Letters of Credit are previously outstanding, the Borrower may deliver an Appraisal pursuant to Section 4.02(f) in lieu of any quarterly Appraisal for Pledged Spare Parts under this Section 5.07(2) and, in such case, the
Collateral Coverage Ratio for purposes of Section 4.02(c) shall be determined by reference to such Appraisal.
The Borrower may from time to time cause subsequent Appraisals to be delivered to the
Administrative Agent if it believes that any affected item of Collateral has a higher Appraised
Value than that reflected in the most recent Appraisals delivered pursuant to this Section 5.07.
Section 5.08.Regulatory Cooperation.  In connection with any foreclosure, collection, sale or other enforcement of Liens granted to the Administrative Agent in the Collateral
Documents, the Borrower will, and will cause its Subsidiaries to, reasonably cooperate in good faith with the Administrative Agent or its designee in obtaining all regulatory licenses, consents and other governmental approvals necessary or (in the reasonable opinion of the Administrative
Agent or its designee) reasonably advisable to conduct all aviation operations with respect to the
Collateral and will, at the reasonable request of the Administrative Agent and in good faith, continue to operate and manage the Collateral and maintain all applicable regulatory licenses with respect to the Collateral until such time as the Administrative Agent or its designee obtain such licenses, consents and approvals, and at such time the Borrower will, and will cause its
Subsidiaries to, cooperate in good faith with the transition of the aviation operations with respect to the Collateral to any new aviation operator (including, without limitation, the Administrative
Agent or its designee).
Section 5.09.Regulatory Matters; Citizenship; Utilization; Collateral Requirements.
(a)The Borrower will:
(1)maintain at all times its status as an “air carrier” within the meaning of Section 40102(a)(2) of Title 49, and hold a certificate under Section
41102(a)(1) of Title 49;
(2)be a United States Citizen;
(3)maintain at all times its status at the FAA as an “air carrier” and hold an air carrier operating certificate under Section 44705 of Title 49 and
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operations specifications issued by the FAA pursuant to Parts 119 and 121 of
Title 14 as currently in effect or as may be amended or recodified from time to time;
(4)possess and maintain all necessary certificates, exemptions, franchises, licenses, permits, designations, rights, concessions, authorizations, frequencies and consents that are material to the operation of the Pledged Slots operated by it, and to the conduct of its business and operations as currently conducted, except to the extent that any failure to possess or maintain would not reasonably be expected to result in a Collateral Material Adverse Effect;
(5)maintain Pledged Gate Leaseholds sufficient to ensure its ability to service the flights using its Pledged Slots, except to the extent that any failure to maintain would not reasonably be expected to result in a Collateral Material
Adverse Effect;
(6)utilize its Pledged Slots in a manner consistent with applicable regulations, rules and contracts in order to preserve its right to hold and use its
Pledged Slots, except to the extent that any failure to utilize would not reasonably be expected to result in a Collateral Material Adverse Effect;
(7)cause to be done all things reasonably necessary to preserve and keep in full force and effect its rights in and to use its Pledged Slots, including, without limitation, satisfying any applicable Use or Lose Rule, except to the extent that any failure to do so would not reasonably be expected to result in a
Collateral Material Adverse Effect;
(8)if Slots are included in the Collateral at any time, take or cause to be taken such actions (including pursuant to Section 5.12 hereof) to ensure that at all times the Pledged Slots shall include FAA Slots (i) that meet the criteria of
“High Peak” slots set forth in the Base Slots Appraisal in a quantity not less than
66% of the FAA Slots meeting such criteria held by the Borrower as of the
Second Restatement Effective Date and (ii) in a quantity not less than 66% of all
FAA Slots held by the Borrower as of the Second Restatement Effective Date.
(9)if Eligible Spare Parts are included in the Collateral at any time, take or cause to be taken such actions to ensure that at all times the Pledged Spare
Parts include all Spare Parts and Appliances then owned by the Borrower and its
Subsidiaries (subject to the provisions of each Spare Parts Security Agreement
~~and the following provisos); provided that, with respect to the Eligible Spare Parts~~
~~owned by Spirit or its Subsidiaries at the time of occurrence of the Airline Merger~~
~~(collectively, the “Other Spare Parts”), the Borrower shall, no later than (i) if there~~
~~are no loans or letters of credit outstanding under the Other Facility at the time of~~
~~occurrence of the Airline Merger, within thirty (30) days following the occurrence~~
~~of the Airline Merger, or (ii) if at the time of occurrence of the Airline Merger~~
~~there are loans or letters of credit outstanding under the Other Facility, within~~
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~~ninety (90) days following the occurrence of the Airline Merger (the applicable~~
~~time period under each of the foregoing clauses (i) and (ii), the “Spare Parts~~
~~Pledge Period”), cause the Other Spare Parts to be pledged as Collateral in~~
~~accordance with this Agreement and the applicable Collateral Document;~~
~~provided, further, that the Other Spare Parts not being included in the Collateral~~
~~during the applicable Spare Parts Pledge Period shall not constitute a default by~~
~~the Borrower or any Guarantor of any of their respective obligations hereunder or~~
~~under any other Loan Document.~~).
(b)Without in any way limiting Section 5.09(a) hereof, the Borrower will promptly take all such steps as may be necessary to maintain, renew and obtain, or obtain the use of,
Pledged Gate Leaseholds as needed for its continued and future operations using the Pledged
Slots.  The Borrower will further take all actions reasonably necessary or advisable in order to have access to its Pledged Gate Leaseholds.  The Borrower will pay any applicable filing fees and other expenses related to the submission of applications, renewal requests, and other filings as may be reasonably necessary to have access to its Pledged Gate Leaseholds.
Section 5.10.Collateral Ownership.
Subject to the provisions described (including the actions permitted) under
Sections 6.04 and 6.10 hereof, each Grantor will continue to maintain its interest in and right to use all property and assets so long as such property and assets constitute Collateral, except as provided in Section 5.09.
Section 5.11.Insurance.  The Borrower shall:
(1)keep all Collateral (other than the Mortgaged Collateral, as to which only the insurance provisions of the Aircraft and Spare Engine Mortgage shall be applicable, and Pledged Spare Parts, as to which only the insurance provisions of the applicable Collateral Document shall be applicable) that is tangible property insured at all times, against such risks, including risks insured against by extended coverage, as is prudent and customary with U.S.-based companies of the same or similar size in the same or similar businesses;
(2)maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of the tangible Collateral (other than the Mortgaged
Collateral, as to which only the insurance provisions of the Aircraft and Spare
Engine Mortgage shall be applicable, and Pledged Spare Parts, as to which only the insurance provisions of the applicable Collateral Document shall be applicable) owned, occupied or controlled by the Borrower, in such amounts and with such deductibles as are prudent and customary with U.S.-based companies of the same or similar size in the same or similar businesses and in the same geographic area; and
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(3)maintain such other insurance or self insurance as may be required by law.
Section 5.12.Additional Guarantors; Grantors; Collateral.
(a)If the Borrower or any of its Subsidiaries acquires or creates another Domestic
Subsidiary after the Second Restatement Effective Date ~~(including, for the avoidance of doubt,~~ as a result of the ~~Airline Merger)~~, then the Borrower will promptly cause such Domestic Subsidiary to become a party to the Guarantee contained in Section 9 hereof by executing an Instrument of
Assumption and Joinder substantially in the form attached hereto as Exhibit A; provided, that any Domestic Subsidiary that constitutes an Immaterial Subsidiary, a Receivables Subsidiary or
an Excluded Subsidiary need not become a Guarantor unless and until 30 Business Days after such time as it ceases to be an Immaterial Subsidiary, a Receivables Subsidiary or an Excluded
Subsidiary or such time as it guarantees, or pledges any property or assets to secure, any other
Obligations.
(b)If the Borrower or any of its Subsidiaries desires or is required pursuant to the terms of this Agreement to add Additional Collateral or, if any Subsidiary acquires any existing
Collateral from a Grantor that it desires or is required pursuant to the terms of this Agreement to maintain as Collateral, in each case, after the Second Restatement Effective Date, the Borrower shall, in each case at its own expense, (A) cause any such Subsidiary to become a party to the
Guarantee contained in Section 9 hereof (to the extent such Subsidiary is not already a party thereto) and cause any such Subsidiary to become a party to each applicable Collateral
Document and all other agreements, instruments or documents that create or purport to create and perfect a first priority Lien (subject to Permitted Liens) in favor of the Administrative Agent for the benefit of the Secured Parties applicable to such Collateral, by executing and delivering to the Administrative Agent an Instrument of Assumption and Joinder substantially in the form attached hereto as Exhibit A and/or joinders to all applicable Collateral Documents or pursuant to new Collateral Documents, as the case may be, in form and substance reasonably satisfactory to the Administrative Agent (it being understood that (i) in the case of Collateral consisting of
Eligible Aircraft or Eligible Engines, the applicable Collateral Documents shall be an Aircraft and Spare Engine Mortgage, (ii) in the case of Collateral consisting of Eligible Spare Parts, the applicable Collateral Documents shall be a Spare Parts Security Agreement, (iii) in the case of
Collateral consisting of Slots, the applicable Collateral Documents shall be a Slot and Gate
Security Agreement, (iv) in the case of Collateral consisting of Flight Simulators, the applicable
Collateral Documents shall be a Flight Simulator Security Agreement and (v) in the case of any other Additional Collateral of a type that has not been theretofore included in the Collateral,
(subject to Section 5.15) such Additional Collateral may be subject to such additional terms and conditions as may be customarily required by lenders in similar financings of a similar size for similarly situated borrowers secured by the same type of Collateral, as agreed by the Borrower and the Administrative Agent in their reasonable discretion), (B) promptly execute and deliver
(or cause such Subsidiary to execute and deliver) to the Administrative Agent such documents and take such actions to create, grant, establish, preserve and perfect the first priority Liens
(subject to Permitted Liens) (including to obtain any release or termination of Liens not permitted under the definition of “Additional Collateral” in Section 1.01 or under Section 6.06
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and the filing of UCC financing statements) in favor of the Administrative Agent for the benefit of the Secured Parties on such assets of the Borrower or such Subsidiary, as applicable, to secure the Obligations to the extent required under the applicable Collateral Documents or reasonably requested by the Administrative Agent, and to ensure that such Collateral shall be subject to no other Liens other than Permitted Liens and (C) if reasonably requested by the Administrative
Agent, deliver to the Administrative Agent, for the benefit of the Secured Parties, a written opinion of counsel (which counsel shall be reasonably satisfactory to the Administrative Agent)
to the Borrower or such Subsidiary, as applicable, with respect to the matters described in clauses
(A) and (B) hereof, in each case within twenty (20) Business Days after the addition of such
Collateral and in form and substance reasonably satisfactory to the Administrative Agent.
Section 5.13.Access to Books and Records.
(a)The Borrower and the Guarantors will make and keep books, records and accounts in which full, true and correct entries in conformity with GAAP are made of all financial dealings and transactions in relation to its business and activities, including, without limitation, an accurate and fair reflection of the transactions and dispositions of the assets of the
Borrower and the Guarantors.
(b)The Borrower and the Guarantors will permit, to the extent not prohibited by applicable law, any representatives designated by the Administrative Agent or any Governmental
Authority that is authorized to supervise or regulate the operations of a Lender, as designated by such Lender, upon reasonable prior written notice and, so long as no Event of Default has occurred and is continuing, at no out-of-pocket cost to the Borrower and the Guarantors, to visit the properties of the Borrower and the Guarantors, to examine its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours, not more than once every twelve (12)
months unless an Event of Default has occurred and is continuing, in which case such inspection right shall not be so limited; provided that if an Event of Default has occurred and is continuing, the Borrower and the Guarantors shall be responsible for the reasonable costs and expenses of any visits of the Administrative Agent and the Lenders, acting together (but not separately).
Section 5.14.Further Assurances.  The Borrower and each Guarantor shall execute any and all further documents and instruments, and take all further actions, that may be required or advisable under applicable law, or by the FAA, or that the Administrative Agent may reasonably request, in order to create, grant, establish, preserve, protect and perfect the validity, perfection and priority of the Liens and security interests created or intended to be created by the Collateral
Documents, to the extent required under this Agreement or the Collateral Documents.
Section 5.15.  Real Property Assets.  In connection with the pledge of any Real Property
Assets, the Administrative Agent shall have received the following upon the date such Real
Property Assets are pledged (unless waived by the Administrative Agent in its discretion (acting reasonably)):
(a)a Real Property Mortgage encumbering each Real Property Asset in favor of the
Administrative Agent, for the benefit of the Secured Parties, duly executed and acknowledged by
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the Borrower or Subsidiary that is the owner of or holder of any interest in such Real Property
Asset, and otherwise in form for recording in the recording office of each applicable political subdivision where each such Real Property Asset is situated, together with such certificates, affidavits, questionnaires or returns as shall be reasonably and customarily required by the Title
Company in connection with the recording or filing thereof to create a lien under applicable requirements of law, and such financing statements and any other instruments necessary to grant a mortgage lien under the laws of any applicable jurisdiction, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent; provided, however, that Borrower shall only be obligated to execute and deliver, or cause to be executed and delivered, to the
Administrative Agent any relevant Real Property Mortgage and shall not be responsible for recording such Real Property Mortgage in the event that the Administrative Agent shall fail to do so after such Real Property Mortgage and any other related deliverables required to be delivered to the Administrative Agent in connection with such filing pursuant to the terms of this
Agreement have been executed and delivered;
(b)with respect to each Real Property Asset, such consents, approvals, amendments, supplements, estoppels (but only to the extent obtained), tenant subordination agreements (unless the applicable tenant’s lease provides for automatic subordination) or other instruments as necessary to consummate the transactions contemplated by the Loan Documents or as shall reasonably be deemed necessary by the Administrative Agent in order for the owner or holder of the fee or ground leasehold interest constituting such Real Property Asset to grant the Lien contemplated by the Real Property Mortgage with respect to such Real Property Asset and the owner or ground tenant thereof;
(c)with respect to each Real Property Mortgage, either a bringdown of an existing title policy or a loan policy of title insurance (or marked up title insurance commitment having the effect of a loan policy of title insurance) insuring the Lien of such Real Property Mortgage as a valid first mortgage Lien on the Real Property Asset and fixtures described therein in the amount reasonably acceptable to the Administrative Agent, which policy (or such marked-up commitment) (each, a “Title Policy”) shall (A) be issued by a Title Company, (B) to the extent necessary and available, include such reinsurance arrangements (with provisions for direct access, if necessary) as shall be reasonably acceptable to the Administrative Agent, (C) contain a
“tie-in” or “cluster” endorsement, if available under applicable law (i.e., policies which insure against losses regardless of location or allocated value of the insured property up to a stated
maximum coverage amount), (D) have been supplemented by such endorsements (if available in the applicable jurisdiction of the Real Property Asset) as shall be reasonably requested by the
Administrative Agent (including endorsements on matters relating to usury, first loss, zoning, contiguity, revolving credit, doing business, non-imputation, public road access, survey, variable rate, environmental lien, subdivision, mortgage recording tax, separate tax lot, and so-called comprehensive coverage over covenants and restrictions); provided that to the extent that any such endorsement(s) or other documentation cannot be issued or is not available due to the state or condition of the Real Property Asset, and such state or condition existed on the date of the pledge of such Real Property Asset and such state or condition does not materially and adversely affect the use or the value of such Real Property Asset for the business of the Borrower and its
Affiliates, the Borrower shall have no obligation to procure such endorsement or other
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documentation, and (E) contain no exceptions to title other than Permitted Liens and other exceptions reasonably acceptable to the Administrative Agent or a datedown endorsement on the existing Title Policy for each existing Real Property Mortgage;
(d)with respect to each Real Property Asset, such affidavits, certificates, information and instruments of indemnification (including a so-called “gap” indemnification) as shall be reasonably and customarily required to induce the Title Company to issue the title policy/ies and endorsements contemplated above;
(e)evidence reasonably acceptable to the Administrative Agent of payment by the
Borrower of all title policy premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Real Property Mortgages and issuance of the title policies referred to above;
(f)with respect to each Real Property Asset, copies of all leases in which the
Borrower or any Subsidiary holds the lessor's interest or other agreements relating to possessory interests if any.  To the extent any of the foregoing leases affect any Real Property Asset, such leases shall (x) be subordinate to the Lien of the Real Property Mortgage to be recorded against such Real Property Asset, either expressly by its terms or pursuant to a subordination, non-
disturbance and attornment agreement in form and substance reasonably acceptable to the
Administrative Agent, with respect to which the Borrower or its applicable Subsidiary shall have used its commercially reasonable efforts to obtain and (y) shall otherwise be reasonably acceptable to the Administrative Agent, provided that, if the Administrative Agent fails to notify the Borrower of rejection of the lease within 10 Business Days from receipt of the lease, the lease shall be deemed to have been reasonably accepted by the Administrative Agent;
(g)Surveys with respect to each Real Property Asset (or survey updates to the extent sufficient to obtain survey coverage under the title policy); provided that, if the Borrower is able to obtain a “no change” affidavit reasonably acceptable to the Title Company to enable it to issue a Title Policy removing all exceptions which would otherwise have been raised by the Title
Company as a result of the absence of a new Survey for such Real Property Asset, and issuing all available survey related endorsements and coverages, then a new Survey shall not be requested;
(h)a completed Federal Emergency Management Agency Standard Flood Hazard
Determination with respect to each Real Property Asset; and
(i)a local law enforceability opinion of counsel in the jurisdiction where each Real
Property Asset is located relating to such Real Property Asset described above, which opinion of counsel shall be in form and substance, and from counsel, reasonably satisfactory to the
Administrative Agent.
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SECTION 6.
NEGATIVE COVENANTS
From the Second Restatement Effective Date and for so long as the Commitments remain in effect, any Letter of Credit remains outstanding (in a face amount in excess of the sum of (i) the amount of cash then held in the Letter of Credit Account and (ii) the face amount of back-to-back letters of credit delivered pursuant to Section 2.02(j)) or principal of or interest on any Loan or reimbursement of any LC Disbursement is owing (or any other amount that is due and unpaid on the first date that none of the foregoing is in effect, outstanding or owing, respectively, is owing) to any Lender or the Administrative Agent hereunder:
Section 6.01.[Reserved].
Section 6.02.[Reserved].
Section 6.03.[Reserved].
Section 6.04.Disposition of Collateral.  Neither the Borrower nor any Grantor shall sell or otherwise Dispose of any Collateral (including, without limitation, by way of any Sale of a
Grantor) except that such sale or other Disposition shall be permitted (i) in the case of a
Permitted Disposition or (ii) provided that upon consummation of any such sale or other
Disposition (A) no Event of Default shall have occurred and be continuing, (B) the Collateral
Coverage Ratio is no less than 1.0 to 1.0 after giving effect to such sale or other Disposition
(including any deposit of any Net Proceeds received upon consummation thereof in the
Collateral Proceeds Account subject to an Account Control Agreement and any concurrent pledge of Additional Collateral, if any) and (C) the Borrower is in compliance with Section
5.09(a)(8) after giving effect to such sale or other Disposition (including any pledge of
Additional Collateral, if any); provided that nothing contained in this Section 6.04 is intended to excuse performance by the Borrower or any Guarantor of any requirement of any Collateral
Document that would be applicable to a Disposition permitted hereunder.  A Disposition of
Collateral referred to in clause (d), (e)(iv) or (f) of the definition of “Permitted Disposition” shall not result in the automatic release of such Collateral from the security interest of the applicable
Collateral Document, and the Collateral subject to such Disposition shall continue to constitute
Collateral for all purposes of the Loan Documents (without prejudice to the rights of the
Borrower to release any such Collateral pursuant to Section 6.09(c)).
Section 6.05.[Reserved].
Section 6.06.Liens.  The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind on any property or asset that constitutes Collateral, except Permitted Liens.
Section 6.07.Business Activities.  The Borrower will not, and will not permit any of its
Subsidiaries (other than JBTP, LLC) to, engage in any business other than Permitted Businesses,
~~1008536250v10~~
except to such extent as would not be material to the Borrower and its Subsidiaries taken as a whole.
Section 6.08.Liquidity.  The Borrower will not permit the aggregate amount of
Liquidity to be less than $~~750,000,000~~800,000,000 as of the end of any Business Day following the Second ~~Restatement Effective~~Amendment Closing Date.
Section 6.09.Collateral Coverage Ratio.
(a)The Borrower will not permit at any time following the Second Restatement
Effective Date the Collateral Coverage Ratio to be less than 1.0 to 1.0; provided, that if, (A) upon delivery of an Appraisal pursuant to Section 5.07 or otherwise pursuant to this Agreement
(except pursuant to Section 5.07(2) or 5.07(3) or any Appraisal delivered to the Administrative
Agent in connection with the designation of Additional Collateral solely to evidence compliance with the requirements of this Section 6.09(a)) and (B) solely with respect to determining compliance with this Section as a result thereof, it is determined that the Borrower shall not be in compliance with this Section 6.09(a), the Borrower shall, within forty-five (45) days (or, in the case of an Appraisal delivered pursuant to Section 5.07(4) within thirty (30) days) of the date of such Appraisal (or, in the case of an Appraisal required under Section 5.07(1) or 5.07(4) not delivered by the deadline thereunder, the date such Appraisal was due thereunder) designate
Additional Collateral as additional Eligible Collateral and comply with Section 5.12 and/or prepay or cause to be prepaid the Loans in accordance with Section 2.12(b), collectively, in an amount sufficient to enable the Borrower to comply with this Section 6.09(a).
(b)Notwithstanding anything to the contrary contained herein, if the Borrower shall fail at any time to be in compliance with this Section 6.09 solely as a result of damage to or loss of any Collateral covered by insurance (pursuant to which the Administrative Agent is named as loss payee and with respect to which payments are to be delivered directly to the Administrative
Agent) for which the insurer thereof has been notified of the relevant claim and has not challenged such coverage, any calculation made pursuant to this Section 6.09 shall deem the relevant Grantor to have received Net Proceeds (and to have taken all steps necessary to have pledged such Net Proceeds as Additional Collateral) in an amount equal to the expected coverage amount (as determined by the Borrower in good faith and updated from time to time to reflect any agreements reached with the applicable insurer) and net of any amounts required to be paid out of such proceeds and secured by a Lien until the earliest of (i) the date any such Net Proceeds are actually received by the Administrative Agent, (ii) the date that is 270 days after such damage and (iii) the date on which any such insurer denies such claim; provided that, prior to giving effect to this clause (b), (x) the aggregate Appraised Value of all the Collateral plus
(y) the Pledged Cash and Cash Equivalents, shall be no less than 150% of the Total Obligations.
It is understood and agreed that if the Administrative Agent should receive any Net Proceeds directly from the insurer in respect of a Recovery Event and at the time of such receipt, (A) no
Event of Default shall have occurred and be continuing and the Borrower is in compliance with
Section 6.09(a) (without giving effect to the receipt of such Net Proceeds), the Administrative
Agent shall promptly cause such proceeds to be paid to the Borrower or the applicable Grantor and (B) an Event of Default shall have occurred and be continuing or the Borrower fails to be in
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compliance with Section 6.09(a) (without giving effect to the receipt of such Net Proceeds), the
Administrative Agent shall promptly cause such proceeds to be deposited into the Collateral
Proceeds Account maintained for such purpose with the Administrative Agent that is subject to an Account Control Agreement and such proceeds shall be applied or released from such account in accordance with Section 2.12(a).
(c)At the Borrower’s request, the Lien on any asset or type or category of asset
(including after-acquired assets of that type or category) included in the Collateral will be promptly released, provided, in each case, that the following conditions are satisfied or waived:
(A) no Event of Default shall have occurred and be continuing, (B) either (x) after giving effect to such release, the Collateral Coverage Ratio is not less than 1.0 to 1.0 or (y) the Borrower shall prepay or cause to be prepaid the Loans and/or shall designate Additional Collateral and comply with Section 5.12, collectively, in an amount necessary to cause the Collateral Coverage Ratio to not be less than 1.0 to 1.0, and (C) the Borrower shall deliver an Officer's Certificate demonstrating compliance with this Section 6.09(c) and Section 5.09(a)(8) following such release.  In connection herewith, the Administrative Agent agrees to promptly provide any documents or releases reasonably requested by the Borrower to evidence such release.
Section 6.10.Merger, Consolidation, or Sale of Assets.
(a)The Borrower shall not directly or indirectly:  (i) consolidate or merge with or into another Person (whether or not the Borrower is the surviving corporation) or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the
Borrower and its Subsidiaries taken as a whole, in one or more related transactions, to another
Person, unless:
(1)either:
(A)the Borrower is the surviving corporation; or
(B)the Person formed by or surviving any such consolidation or merger
(if other than the Borrower) or to which such sale, assignment, transfer, conveyance or other disposition has been made is an entity organized or existing under the laws of the United States, any state of the United States or the District of Columbia; and, if such entity is not a corporation, a co-
obligor of the Loans is a corporation organized or existing under any such laws;
(2)the Person formed by or surviving any such consolidation or merger (if other than the Borrower) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of the
Borrower under the Loan Documents pursuant to agreements reasonably satisfactory to the Administrative Agent;
(3)immediately after such transaction, no Event of Default exists; and
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(4)the Borrower shall have delivered to the Administrative Agent an
Officer’s Certificate stating that such consolidation, merger or transfer complies with this Agreement.
In addition, the Borrower will not, directly or indirectly, lease all or substantially all of the properties and assets of the Borrower and its Subsidiaries taken as a whole, in one or more related transactions, to any other Person.
(b)Section 6.10(a) will not apply to any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among the Borrower and/or the Guarantors.
(c)Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the properties or assets of the
Borrower in a transaction that is subject to, and that complies with the provisions of, Section
6.10(a), the successor Person formed by such consolidation or into or with which the Borrower is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of this Agreement referring to the Borrower shall refer instead to the successor Person and not to the Borrower), and may exercise every right and power of the Borrower under this
Agreement with the same effect as if such successor Person had been named as the Borrower herein; provided, however, that the Borrower, if applicable, shall not be relieved from the obligation to pay the principal of, and interest, if any, on the Loan except in the case of a sale of all of the Borrower’s assets in a transaction that is subject to, and that complies with the provisions of, Section 6.10(a) hereof.  In connection with any transfer under this clause (c), such successor Person shall provide all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act, as reasonably requested by any Lender.
Section 6.11.Use of Proceeds.  The Borrower will not use, and will not permit any of its
Subsidiaries to use, the proceeds of any Borrowing or any Letter of Credit (A) in violation of any
Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country (except to the extent permitted by applicable law), or (C) in any manner that would result in the violation of any Sanctions applicable to the Borrower or any of its Subsidiaries.
SECTION 7.
EVENTS OF DEFAULT
Section 7.01.Events of Default.  In the case of the happening of any of the following events and the continuance thereof beyond the applicable grace period if any (each, an “Event of
Default”):
(a)any representation or warranty made by the Borrower or any Guarantor in this
Agreement or in any other Loan Document shall prove to have been false or incorrect in any
~~1008536250v10~~
material respect when made and such representation, to the extent capable of being corrected, is not corrected within ten (10) Business Days after receipt by the Borrower of notice from the
Administrative Agent of such default; or
(b)default shall be made in the payment of (i) any principal of the Loans or reimbursement obligations or cash collateralization in respect of Letters of Credit, when and as the same shall become due and payable; (ii) any interest on the Loans and such default shall continue unremedied for more than five (5) Business Days; or (iii) any other amount payable hereunder when due and such default shall continue unremedied for more than ten (10) Business
Days after receipt of written notice by the Borrower from the Administrative Agent of the default in making such payment when due; or
(c)default shall be made by the Borrower in the due observance of the covenant contained in Section 5.01(h), 6.08 or 6.09(a) hereof; or
(d)default shall be made by the Borrower or any Subsidiary of the Borrower in the
due observance or performance of any other covenant, condition or agreement to be observed or performed by it pursuant to the terms of this Agreement or any of the other Loan Documents and such default shall continue unremedied for more than sixty (60) days after receipt of written notice by the Borrower from the Administrative Agent of such default; or
(e)(A) any material provision of any Loan Document to which the Borrower or a
Guarantor is a party ceases to be a valid and binding obligation of the Borrower or such
Guarantor, or the Borrower or any of the Guarantors shall so assert in any pleading filed in any court or (B) the Lien on any material portion of the Collateral intended to be created by the Loan
Documents shall cease to be or shall not be a valid and perfected Lien having the priorities contemplated hereby or thereby (subject to Permitted Liens and except as permitted by the terms of this Agreement or the Collateral Documents or other than as a result of the action, delay or inaction of the Administrative Agent) for a period of fifteen (15) consecutive days after the
Borrower receives written notice thereof from the Administrative Agent; or;
(f)The Borrower, any Significant Subsidiary or any group of Subsidiaries of the
Borrower that, taken together, would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law:
(1)commences a voluntary case,
(2)consents to the entry of an order for relief against it in an involuntary case,
(3)consents to the appointment of a custodian of it or for all or substantially all of its property,
(4)makes a general assignment for the benefit of its creditors, or
(5)admits in writing its inability generally to pay its debts; or
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(g)a court of competent jurisdiction enters an order or decree under any Bankruptcy
Law that:
(1)is for relief against the Borrower, any Significant Subsidiary or any group of Subsidiaries of the Borrower that, taken together, would constitute a
Significant Subsidiary in an involuntary case;
(2)appoints a custodian of the Borrower, any Significant Subsidiary or any group of Subsidiaries of the Borrower that, taken together, would constitute a
Significant Subsidiary or for all or substantially all of the property of the
Borrower, any Significant Subsidiary or any group of Subsidiaries of the
Borrower that, taken together, would constitute a Significant Subsidiary; or
(3)orders the liquidation of the Borrower, any Significant Subsidiary or any group of Subsidiaries of the Borrower that, taken together, would constitute a Significant Subsidiary;
and in each case the order or decree remains unstayed and in effect for sixty (60)
consecutive days; or
(h)failure by the Borrower or any of the Borrower’s Subsidiaries to pay final judgments entered by a court or courts of competent jurisdiction aggregating in excess of
$50,000,000 (determined net of amounts covered by insurance policies issued by creditworthy insurance companies (and as to which the applicable insurance company has not denied coverage) or by third party indemnities or a combination thereof), which judgments are not paid, discharged, bonded, satisfied or stayed for a period of sixty (60) days; or
(i)(1) the Borrower or any Guarantor shall default in the performance of any obligation relating to Material Indebtedness and any applicable grace periods shall have expired and any applicable notice requirements shall have been complied with, and as a result of such default the holder or holders of such Material Indebtedness or any trustee or agent on behalf of such holder or holders shall be permitted to cause such Material Indebtedness to become due prior to its scheduled final maturity date, and such ability to cause such Material Indebtedness to become due shall be continuing for a period of more than 60 consecutive days, (2) the Borrower or any Guarantor shall default in the performance of any obligation relating to any Indebtedness of the Borrower or a Guarantor (other than the Loans and obligations relating to Letters of
Credit) outstanding under one or more agreements of the Borrower or a Guarantor that results in such Indebtedness coming due prior to its scheduled final maturity date in an aggregate principal amount at any single time unpaid exceeding $150,000,000 or (3) the Borrower or any Guarantor shall default in the payment of the outstanding principal amount due on the scheduled final maturity date of any Indebtedness outstanding under one or more agreements of the Borrower or a Guarantor, any applicable grace periods shall have expired and any applicable notice requirements shall have been complied with and such failure to make payment when due shall be continuing for a period of more than five (5) consecutive Business Days following the applicable scheduled final maturity date thereunder, in an aggregate principal amount at any single time unpaid exceeding $150,000,000.
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then, and in every such event and at any time thereafter during the continuance of such event, the
Administrative Agent may, and at the request of the Required Lenders, the Administrative Agent shall, by written notice to the Borrower, take one or more of the following actions, at the same or different times:
(i) terminate forthwith the Commitments;
(ii) declare the Loans or any portion thereof then outstanding to be forthwith due and payable, whereupon the principal of the Loans and other Obligations (other than
Designated Hedging Obligations) together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors, anything contained herein or in any other Loan
Document to the contrary notwithstanding;
(iii) require the Borrower and the Guarantors promptly upon written demand to deposit in the Letter of Credit Account Cash Collateralization for the LC Exposure (and
to the extent the Borrower and the Guarantors shall fail to furnish such funds as demanded by the Administrative Agent, the Administrative Agent shall be authorized to debit the accounts of the Borrower and the Guarantors (other than Escrow Accounts,
Payroll Accounts or other accounts held in trust for an identified beneficiary) maintained with the Administrative Agent in such amounts);
(iv) set-off amounts in the Letter of Credit Account or any other accounts
(other than Escrow Accounts, Payroll Accounts or other accounts held in trust for an identified beneficiary) maintained with the Administrative Agent (or any of its affiliates)
and apply such amounts to the obligations of the Borrower and the Guarantors hereunder and in the other Loan Documents; and
(v) exercise any and all remedies under the Loan Documents and under applicable law available to the Administrative Agent and the Lenders.
In case of any event with respect to the Borrower, any Significant Subsidiary or any group of
Subsidiaries that, taken together, would constitute a Significant Subsidiary described in clause (f)
or (g) of this Section 7.01, the actions and events described in clauses (i), (ii) and (iii) above shall be required or taken automatically, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.  Any payment received as a result of the exercise of remedies hereunder shall be applied in accordance with Section 2.17(b).
SECTION 8.
THE AGENTS
Section 8.01.Administration by Agents.
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(a)Each of the Lenders and each Issuing Lender hereby irrevocably appoints the
Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.  Each of the Lenders and each Issuing Lender acknowledges that the Borrower has appointed the
Sustainability Structuring Agent to take such actions and to exercise such powers as are delegated to the Sustainability Structuring Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.
(b)Each of the Lenders and each Issuing Lender hereby authorizes the
Administrative Agent, in its sole discretion:
(i)in connection with the sale or other disposition of any asset that is part of the
Collateral of the Borrower or any other Grantor, as the case may be, to the extent permitted by the terms of this Agreement, to release a Lien granted to the Administrative Agent, for the benefit of the Secured Parties, on such asset;
(ii)to determine that the cost to the Borrower or any other Grantor, as the case may be, is disproportionate to the benefit to be realized by the Secured Parties by perfecting a Lien in a given asset or group of assets included in the Collateral and that the Borrower or such other
Grantor, as the case may be, should not be required to perfect such Lien in favor of the
Administrative Agent, for the benefit of the Secured Parties;
(iii)to enter into the other Loan Documents on terms acceptable to the Administrative
Agent and to perform its respective obligations thereunder;
(iv)to execute any documents or instruments necessary to release any Guarantor from the guarantees provided herein pursuant to Section 9.05;
(v)to enter into intercreditor and/or subordination agreements in accordance with
Sections 6.06 and 10.17 on terms reasonably acceptable to the Administrative Agent and to perform its obligations thereunder and to take such action and to exercise the powers, rights and remedies granted to it thereunder and with respect thereto; and
(vi)to enter into any other agreements reasonably satisfactory to the Administrative
Agent granting Liens to the Administrative Agent, for the benefit of the Secured Parties, on any assets of the Borrower or any other Grantor to secure the Obligations.
Section 8.02.Rights of Administrative Agent.  Any institution serving as the
Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Administrative Agent, and such bank and its respective Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate of the Borrower as if it were not an Administrative Agent hereunder.
Section 8.03.Liability of Agents.
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(a)Neither the Administrative Agent nor the Sustainability Structuring Agent shall have any duties or obligations except those expressly set forth herein.  Without limiting the generality of the foregoing, neither the Administrative Agent nor the Sustainability Structuring
Agent (i) shall be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (ii) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.08), (iii) except as expressly set forth herein, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of the Borrower’s Subsidiaries that is communicated to or obtained by the institution serving as an Administrative Agent, Sustainability Structuring
Agent or any of their respective Affiliates in any capacity ~~and~~, (iv) shall have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculation by the
KPI Metrics Auditor or any KPI Certificate (or any of the data or computations that are part of or related to any such calculation) or (v) will be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent or the Sustainability Structuring
Agent, as the case may be, to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt, any action that may be in violation of the automatic stay under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or that may effect a forfeiture, modification or termination of property of a
Defaulting Lender in violation of any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect.  Neither the Administrative Agent nor the
Sustainability Structuring Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the
Lenders as shall be necessary under the circumstances as provided in Section 10.08) or in the absence of its own gross negligence, bad faith or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative
Agent shall not be responsible for, or have any duty to ascertain or inquire into, (A) any statement, warranty or representation made in or in connection with this Agreement, (B) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (D) the validity, enforceability, effectiveness or genuineness of this
Agreement or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
(b)Each of the Administrative Agent and the Sustainability Structuring Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person.  Each of the Administrative Agent and the
Sustainability Structuring Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon.  Each of the Administrative Agent and the Sustainability Structuring Agent may
~~1008536250v10~~
consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
(c)Each of the Administrative Agent and the Sustainability Structuring Agent may
perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. Each of the Administrative Agent and the Sustainability Structuring
Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through its Related Parties.  The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent or the
Sustainability Structuring Agent, as applicable, and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent and the Sustainability Structuring Agent.
Section 8.04.Reimbursement and Indemnification.  Each Lender agrees (a) to reimburse on demand the Administrative Agent for such Lender’s Aggregate Exposure Percentage of any expenses and fees incurred for the benefit of the Lenders under this Agreement and any of the
Loan Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, and any other expense incurred in connection with the operations or enforcement thereof, not reimbursed by the Borrower or the
Guarantors and (b) to indemnify and hold harmless the Administrative Agent and any of its
Related Parties, on demand, in the amount equal to such Lender’s Aggregate Exposure
Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by it or any of them under this Agreement or any of the Loan Documents to the extent not reimbursed by the Borrower or the Guarantors (except such as shall result from its gross negligence or willful misconduct as determined in a final and nonappealable judgment by a court of competent jurisdiction).
Section 8.05.Successor Agents.  Subject to the appointment and acceptance of a successor agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Lenders and the Borrower.  Upon any such resignation by the Administrative Agent, the Required Lenders shall have the right, with the consent (provided no Event of Default or Default has occurred and is continuing) of the Borrower (such consent not to be unreasonably withheld or delayed), to appoint a successor.  If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty
(30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring
Administrative Agent may, with the consent (provided no Event of Default or Default has occurred or is continuing) of the Borrower (such consent not to be unreasonably withheld or delayed), appoint a successor Administrative Agent which shall be a bank institution with an office in New York, New York, or an Affiliate of any such bank.  Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring
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Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  The fees payable by the Borrower to a successor Administrative
Agent shall be the same as those payable to its predecessor unless otherwise agreed between the
Borrower and such successor.  After the retiring Administrative Agent’s resignation hereunder, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as an Administrative
Agent.
Section 8.06.Independent Lenders.  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this
Agreement, any related agreement or any document furnished hereunder or thereunder.
Section 8.07.Advances and Payments.
(a)On the date of each Loan, the Administrative Agent shall be authorized (but not obligated) to advance, for the account of each of the Lenders, the amount of the Loan to be made by it in accordance with its Revolving Commitment hereunder.  Should the Administrative Agent do so, each of the Lenders agrees forthwith to reimburse the Administrative Agent in immediately available funds for the amount so advanced on its behalf by the Administrative
Agent, together with interest at the Federal Funds Rate if not so reimbursed on the date due from and including such date but not including the date of reimbursement.
(b)Any amounts received by the Administrative Agent in connection with this
Agreement (other than amounts to which the Administrative Agent is entitled pursuant to
Sections 2.19, 2.20, 8.04 and 10.04), the application of which is not otherwise provided for in this Agreement, shall be applied in accordance with Section 2.17(b).  All amounts to be paid to a
Lender by the Administrative Agent shall be credited to that Lender, after collection by the
Administrative Agent, in immediately available funds either by wire transfer or deposit in that
Lender’s correspondent account with the Administrative Agent, as such Lender and the
Administrative Agent shall from time to time agree.
Section 8.08.Sharing of Setoffs.  Each Lender agrees that, except to the extent this
Agreement expressly provides for payments to be allocated to a particular Lender, if it shall, through the exercise either by it or any of its banking Affiliates of a right of banker’s lien, setoff or counterclaim against the Borrower or a Guarantor, including, but not limited to, a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender (or any of its banking Affiliates) under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of its Revolving Extensions of Credit as a result of which the unpaid portion of its
Revolving Extensions of Credit is proportionately less than the unpaid portion of the Revolving
~~1008536250v10~~
Extensions of Credit of any other Lender (other than with respect to any LC Exposure under clause (i) of the definition thereof) (a) it shall promptly purchase at par (and shall be deemed to have thereupon purchased) from such other Lender a participation in the Loans or LC Exposure of such other Lender, so that the aggregate amount of each Lender’s Revolving Extensions of
Credit and its participation in Loans and LC Exposure of the other Lenders shall be in the same proportion to the aggregate unpaid principal amount of all Revolving Extensions of Credit then outstanding as the amount of its Revolving Extensions of Credit prior to the obtaining of such payment was to the amount of all Revolving Extensions of Credit prior to the obtaining of such payment and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the Lenders share such payment pro-rata, provided that if any such non-pro-rata payment is thereafter recovered or otherwise set aside, such purchase of participations shall be rescinded (without interest).  The Borrower expressly consents to the foregoing arrangements and agrees, to the fullest extent permitted by law, that any Lender holding (or deemed to be holding) a participation in a Loan or LC Exposure acquired pursuant to this Section or any of its banking Affiliates may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender as fully as if such Lender was the original obligee thereon, in the amount of such participation.  The provisions of this
Section 8.08 shall not be construed to apply to (a) any payment made by the Borrower or a
Guarantor pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (b) any payment obtained by any Lender as consideration for the assignment or sale of a participation in any of its
Loans or other Obligations owed to it.
Section 8.09.Withholding Taxes.  To the extent required by any applicable law, the
Administrative Agent may withhold from any payment to any Lender an amount equivalent to any withholding tax applicable to such payment.  If the Internal Revenue Service or any other
Governmental Authority asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender for any reason, or the Administrative
Agent has paid over to the Internal Revenue Service applicable withholding tax relating to a payment to a Lender but no deduction has been made from such payment, without duplication of any indemnification obligations set forth in Section 8.04, such Lender shall indemnify the
Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative
Agent as tax or otherwise, including any penalties or interest and together with any expenses incurred.
Section 8.10.Appointment by Secured Parties.  Each Secured Party that is not a party to this Agreement shall be deemed to have appointed the Administrative Agent as its agent under the Loan Documents in accordance with the terms of this Section 8 and to have acknowledged that the provisions of this Section 8 apply to such Secured Party mutatis mutandis as though it were a party hereto (and any acceptance by such Secured Party of the benefits of this Agreement or any other Loan Document shall be deemed an acknowledgment of the foregoing).
Section 8.11.Erroneous Payments.
~~1008536250v10~~
(a)If the Administrative Agent (x) notifies a Lender, Issuing Lender or Secured
Party, or any Person who has received funds on behalf of a Lender, Issuing Lender or Secured
Party (any such Lender, Issuing Lender, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent)
received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Lender, Secured Party or other Payment Recipient on its behalf)  (any such funds, whether  transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 8.11 and held in trust for the benefit of the Administrative Agent, and such
Lender, Issuing Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the
Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the
Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)Without limiting immediately preceding clause (a), each Lender, Issuing Lender or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Lender or
Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its
Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this
Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent
(or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the
Administrative Agent (or any of its Affiliates), or (z) that such Lender, Issuing Lender or
Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:
(i)it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the
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contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)such Lender, Issuing Lender or Secured Party shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to)
promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.11(b).
For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 8.11(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 8.11(a) or on whether or not an Erroneous Payment has been made.
(c)Each Lender, Issuing Lender or Secured Party hereby authorizes the
Administrative Agent to set off, net and apply any and all amounts at any time owing to such
Lender, Issuing Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, Issuing Lender or Secured Party under any Loan Document with respect to any payment of principal , interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).
(d)(i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender or Issuing Lender that has received such Erroneous
Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous
Payment (or portion thereof) on its respective behalf)  (such unrecovered amount, an “Erroneous
Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or Issuing
Lender at any time, then effective immediately (with the consideration therefore being acknowledged by the parties hereto), (A) such Lender or Issuing Lender shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment
Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment  Impacted Class, the
“Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the
Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous
Payment Deficiency Assignment, and such Lender or Issuing Lender shall deliver any Notes
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evidencing such Loans to the Borrower or the Administrative Agent (but the failure of such
Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment),
(B) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous
Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or Issuing Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Issuing Lender shall cease to be a Lender or Issuing Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable
Commitments which shall survive as to such assigning Lender or assigning Issuing Lender and
(D) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no
Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.
(ii) Subject to Section 10.02 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency
Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return
Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable
Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative
Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous
Payment Deficiency Assignment (to the extent that any such Loans are then owned by the
Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time.
(e)The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, Issuing Lender or Secured Party, to the rights and interests of such
Lender, Issuing Lender or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan
Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation
Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an
Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations
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owed by the Borrower or any other Loan Party; provided that this Section 8.11 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower or any other Loan Party relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous
Payment that is, comprised of funds received by the Administrative Agent from, or on behalf of
(including through the exercise of remedies under any Loan Document), the Borrower or any other Loan Party for the purpose of a payment on the Obligations.
(f)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to  an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.
(g)Each party’s obligations, agreements and waivers under this Section 8.11 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Lender, the termination of the
Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
SECTION 9.
GUARANTY
Section 9.01.Guaranty.
(a)Each of the Guarantors unconditionally, absolutely and irrevocably guarantees the due and punctual payment by the Borrower of the Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the obligor whether or not post filing interest is allowed in such proceeding) (collectively, the “Guaranteed Obligations”
and the obligations of each Guarantor in respect thereof, its “Guaranty Obligations”).  Each of the Guarantors further agrees that, to the extent permitted by applicable law, the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and it will remain bound upon this guaranty notwithstanding any extension or renewal of any of the
Obligations.  The Guaranteed Obligations of the Guarantors shall be joint and several.  Each of the Guarantors further agrees that its guaranty hereunder is a primary obligation of such
Guarantor and not merely a contract of surety.
(b)To the extent permitted by applicable law, each of the Guarantors waives presentation to, demand for payment from and protest to the Borrower or any other Guarantor, and also waives notice of protest for nonpayment.  The obligations of the Guarantors hereunder shall not, to the extent permitted by applicable law, be affected by (i) the failure of the
Administrative Agent or a Lender to assert any claim or demand or to enforce any right or
~~1008536250v10~~
remedy against the Borrower or any other Guarantor under the provisions of this Agreement or any other Loan Document or otherwise; (ii) any extension or renewal of any provision hereof or thereof; (iii) any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of any of the Loan Documents; (iv) the release, exchange, waiver or foreclosure of any security held by the Administrative Agent for the Obligations or any of
them; (v) the failure of the Administrative Agent or a Lender to exercise any right or remedy against any other Guarantor; or (vi) the release or substitution of any Collateral or any other
Guarantor.
(c)To the extent permitted by applicable law, each of the Guarantors further agrees that this guaranty constitutes a guaranty of payment when due and not just of collection, and waives any right to require that any resort be had by the Administrative Agent or a Lender to any security held for payment of the Obligations or to any balance of any deposit, account or credit on the books of the Administrative Agent or a Lender in favor of the Borrower or any other
Guarantor, or to any other Person.
(d)To the extent permitted by applicable law, each of the Guarantors hereby waives any defense that it might have based on a failure to remain informed of the financial condition of the Borrower and of any other Guarantor and any circumstances affecting the ability of the
Borrower to perform under this Agreement.
(e)To the extent permitted by applicable law, each Guarantor’s guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any other instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the Obligations which might otherwise constitute a defense to this guaranty (other than payment in full in cash of the
Obligations in accordance with the terms of this Agreement (other than those that constitute unasserted contingent indemnification obligations)).  Neither the Administrative Agent nor any of the Lenders makes any representation or warranty in respect to any such circumstances or shall have any duty or responsibility whatsoever to any Guarantor in respect of the management and maintenance of the Obligations.
(f)Upon the occurrence of the Obligations becoming due and payable (by acceleration or otherwise), the Lenders shall be entitled to immediate payment of such
Obligations by the Guarantors upon written demand by the Administrative Agent.
Section 9.02.No Impairment of Guaranty.  To the extent permitted by applicable law, the obligations of the Guarantors hereunder shall not be subject to any reduction, limitation or impairment for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, other than pursuant to a written agreement in compliance with Section
10.08 and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations.  To the extent permitted by applicable law, without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or a Lender to assert any claim or demand or to enforce any remedy under this Agreement or any other agreement, by any waiver or modification
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of any provision hereof or thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantors or would otherwise operate as a discharge of the Guarantors as a matter of law.
Section 9.03.Continuation and Reinstatement, etc.  Each Guarantor further agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Administrative Agent, the Issuing Lenders, any Lender or any other Secured Party upon the bankruptcy or reorganization of the Borrower or a Guarantor, or otherwise.
Section 9.04.Subrogation.  Upon payment by any Guarantor of any sums to the
Administrative Agent or a Lender hereunder, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation or otherwise, shall in all respects be subordinate and junior in right of payment to the prior payment in full of all the Obligations
(including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of an obligor whether or not post filing interest is allowed in such proceeding).  If any amount shall be paid to such Guarantor for the account of the Borrower relating to the
Obligations prior to payment in full of the Obligations, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the
Administrative Agent and the Lenders to be credited and applied to the Obligations, whether matured or unmatured.
Section 9.05.Discharge of Guaranty.
(a)In the event of any sale or other disposition of all or substantially all of the assets of any Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all Capital Stock of any Guarantor, in each case to a Person that is not (either before or after giving effect to such transactions) the Borrower or a Guarantor or the merger or consolidation of a Guarantor with or into the Borrower or another Guarantor, in each case, in a transaction permitted under this Agreement, then such Guarantor (in the event of a sale or other disposition, by way of merger, consolidation or otherwise, of all of the Capital Stock of such Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) will be automatically released and relieved of any obligations under its Guarantee of the Guaranteed Obligations.
(b)Upon the request of the Borrower, the guarantee of any Guarantor that is an
Immaterial Subsidiary shall be promptly released; provided that (i) no Event of Default shall have occurred and be continuing or shall result therefrom and (ii) the Borrower shall have delivered a certificate of a Responsible Officer certifying that such Subsidiary is an Immaterial
Subsidiary; provided further that a Subsidiary that is considered not to be an Immaterial
Subsidiary solely pursuant to clause (i)(1) of the second proviso of the definition thereof shall, solely for purposes of this clause (b), be considered an Immaterial Subsidiary, so long as any applicable guarantee, pledge or other obligation of such Subsidiary with respect to any Junior
Secured Debt shall be irrevocably released and discharged substantially simultaneously with the release of such guarantee hereunder.
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(c)The Administrative Agent shall use commercially reasonable efforts to execute and deliver, at the Borrower’s expense, such documents as the Borrower or any Guarantor may reasonably request to evidence the release of the guarantee of such Guarantor provided herein.
SECTION 10.
MISCELLANEOUS
Section 10.01.Notices.
(a)Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein or under any other Loan Document shall be in writing (including by facsimile), and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
(i)if to the Borrower or any Guarantor, to it at JetBlue Airways Corporation, 27-01
Queens Plaza North, Long Island City, New York 11101, telephone: (718) 286-7900, facsimile:
(718) 425-9260, email:  Treasury@jetblue.com; Attention: Treasurer;
with a copy to:
JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York
11101, telephone: (718) 286-7900, facsimile: (718) 425-9260; Attention:  General
Counsel;
(ii)if to Citibank as Administrative Agent, to it at Citibank, N.A., 1 Penns Way, OPS
2/2, Global Loans, New Castle, Delaware 19720, Attention: Agency Operations, Ref: JetBlue
Airways, telephone: (302) 894-6010, facsimile: (646) 274-5080;
(iii)if to an Issuing Lender that is a Lender, to it at its address determined pursuant to clause (iv) below or, if to an Issuing Lender that is not a Lender, to it at the address most recently specified by it in notice delivered by it to the Administrative Agent and the Borrower, unless no such notice has been received, in which case to it in care of its Affiliate that is a Lender at its address determined pursuant to clause (iv); and
(iv)if to any other Lender, to it at its address (or telecopy number) set forth in Annex
A hereto or, if subsequently delivered, an Assignment and Acceptance.
(b)Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative
Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Lender.  The Administrative
Agent, the Sustainability Agent or the Borrower may, in its reasonable discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to
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procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
(c)Any party hereto may change its address, telecopy number or e-mail address for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this
Agreement shall be deemed to have been given on the date of receipt.
Section 10.02.Successors and Assigns.
(a)The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any
Affiliate of an Issuing Lender that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void), provided that the foregoing shall not restrict any transaction permitted by Section 6.10, and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 10.02.  Nothing in this
Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Lender that issues any Letter of Credit), Participants (to the extent provided in paragraph (d) of this Section 10.02) and, to the extent expressly contemplated hereby, the
Related Parties of the Administrative Agent, the Issuing Lenders and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)(i)  Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement
(including all or a portion of its Revolving Commitment and the Loans at the time owing to it)
with the prior written consent (such consent not to be unreasonably withheld or delayed) of:
(A)the Administrative Agent; provided that no consent of the
Administrative Agent shall be required for an assignment if the assignee is a
Lender, an Affiliate of a Lender or an Approved Fund of a Lender, in each case so long as such assignee is an Eligible Assignee; and
(B)the Borrower; provided that no consent of the Borrower shall be required for an assignment (I) if an Event of Default has occurred and is continuing or (II) if the assignee is a Lender, an Affiliate of a Lender or an
Approved Fund of a Lender, in each case so long as such assignee is an Eligible
Assignee; provided, further, that the Borrower’s consent will be deemed given with respect to a proposed assignment if no response is received with ten (10)
Business Days after having received a written request from such Lender pursuant to this Section 10.02(b).
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(ii)Assignments shall be subject to the following additional conditions:
(A)any assignment of any portion of the Total Revolving
Commitment, Revolving Loans and LC Exposure shall be made to an Eligible
Assignee;
(B)except in the case of an assignment to a Lender, an Affiliate of a
Lender or an Approved Fund of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Revolving Commitment or Loans, the amount of such Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000, and after giving effect to such assignment, the portion of the
Loan or Commitment held by the assigning Lender of the same tranche as the assigned portion of the Loan or Commitment shall not be less than $5,000,000, in each case unless the Borrower and the Administrative Agent otherwise consent;
provided that no consent of the Borrower shall be required with respect to such assignment if an Event of Default has occurred and is continuing; provided, further, that any such assignment shall be in increments of $500,000 in excess of the minimum amount described above;
(C)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this
Agreement;
(D)the parties to each assignment shall execute and deliver to the
Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 for the account of the Administrative Agent; and
(E)the assignee, if it was not a Lender immediately prior to such assignment, shall deliver (i) to the Administrative Agent an administrative questionnaire in a form as the Administrative Agent may require and (ii) any documents required to be delivered pursuant to Section 2.16.
For the purposes of this Section 10.02(b), the term “Approved Fund” means with respect to any Lender, any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers or manages such Lender.
(iii)Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this
Section 10.02, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such
Assignment and Acceptance, have the rights and obligations of a Revolving Lender under this
Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in
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the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16 and 10.04).  Any assignment or transfer by a
Lender of rights or obligations under this Agreement that does not comply with this Section
10.02 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section 10.02.
(iv)The Administrative Agent shall maintain at its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Commitments of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Guarantors, the Administrative Agent, the Issuing Lenders and the
Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower, the Issuing Lenders and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(v)Notwithstanding anything to the contrary contained herein, no assignment may be made hereunder to any Defaulting Lender or any of its subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (v).
(vi)In connection with any assignment of rights and obligations of any Defaulting
Lender hereunder, no such assignment will be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the
Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Borrower, Administrative Agent, the Issuing Lender and
each other Revolving Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Aggregate Exposure Percentage.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder becomes effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest will be deemed to be a Defaulting Lender for all purposes of this
Agreement until such compliance occurs.
(c)Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed administrative questionnaire in a form as the Administrative Agent may require (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and
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any written consent to such assignment required by paragraph (b) of this Section, the
Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.04(a), 8.04 or 10.04(d), the Administrative Agent shall have no obligation to accept such Assignment and
Acceptance and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.
(d)(i)  Any Lender may, without the consent of the Borrower, the Administrative
Agent or any Issuing Lender, sell participations to one or more banks or other entities (a
“Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement
(including all or a portion of its Commitment and the Loans); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the
Borrower, the Administrative Agent, the Issuing Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement;
provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.08(a) that affects such Participant.  Subject to Section 10.02(d)(ii), the
Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to
Section 10.02(b).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.08 as though it were a Lender, provided such Participant agrees to be subject to the requirements of Section 8.08 as though it were a Lender.  Each Lender that sells a participation, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any
Participant or any information relating to a Participant’s interest in any Commitments, Loans,
Letters of Credit or its other obligations under this Agreement or any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of
Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States
Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender, the Borrower, a Guarantor and the Administrative Agent shall treat each person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary.
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(ii)A Participant shall not be entitled to receive any greater payment under Section
2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant and shall be subject to the terms of Section 2.18(a).  The
Lender selling the participation to such Participant shall be subject to the terms of Section
2.18(b) if such Participant requests compensation or additional amounts pursuant to Section 2.14 or 2.16.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless such Participant agrees, for the benefit of the Borrower, to comply with Sections 2.16(f), 2.16(g) and 2.16(h) as though it were a Lender.
(e)Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section 10.02 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(f)Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.02, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or any of the
Guarantors furnished to such Lender by or on behalf of the Borrower or any of the Guarantors;
provided that prior to any such disclosure, each such assignee or participant or proposed assignee or participant provides to the Administrative Agent its agreement in writing to be bound for the benefit of the Borrower by either the provisions of Section 10.03 or other provisions at least as restrictive as Section 10.03.
Section 10.03.Confidentiality.  Each Lender agrees to keep any information delivered or made available by the Borrower or any of the Guarantors to it confidential, in accordance with its customary procedures, from anyone other than persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans, and who are advised by such Lender of the confidential nature of such information; provided that nothing herein shall prevent any Lender from disclosing such information (a) to any of its Affiliates and their respective agents and advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential) or to any other
Lender or any other party hereto, (b) upon the order of any court or administrative agency, (c)
upon the request or demand of any regulatory agency or authority (including any self-regulatory authority), (d) which has been publicly disclosed other than as a result of a disclosure by the
Administrative Agent or any Lender which is not permitted by this Agreement, (e) in connection with any litigation to which the Administrative Agent, any Lender, or their respective Affiliates may be a party to the extent reasonably required under applicable rules of discovery, (f) to the extent reasonably required in connection with the exercise of any remedy or enforcement of rights hereunder, (g) to such Lender’s legal counsel and independent auditors, (h) on a confidential basis to any rating agency in connection with rating the Borrower and its
Subsidiaries or the Revolving Facility, (i) with the consent of the Borrower, (j) to any actual or
~~1008536250v10~~
proposed participant or assignee of all or part of its rights hereunder, to any direct or indirect contractual counterparty (or the professional advisors thereto) to any swap or derivative transaction relating to the Borrower and its obligations or to any credit insurance provider relating to the Borrower and its obligations and (k) to any other party to this Agreement, in each case, subject to the proviso in Section 10.02(f) (with any reference to any assignee or participant set forth in such proviso being deemed to include a reference to such contractual counterparty or credit insurance provider for purposes of this Section 10.03(j)).  If any Lender is in any manner requested or required to disclose any of the information delivered or made available to it by the
Borrower or any of the Guarantors under clauses (b) or (e) of this Section, such Lender will, to the extent permitted by law, provide the Borrower or such Guarantor with prompt notice, to the extent reasonable, so that the Borrower or such Guarantor may seek, at its sole expense, a protective order or other appropriate remedy or may waive compliance with this Section 10.03.
Section 10.04.Expenses; Indemnity; Damage Waiver.
(a)(i)  The Borrower shall pay or reimburse: (A) all reasonable fees and reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees, disbursements and other charges of Milbank LLP, special counsel to the Administrative Agent)
associated with the syndication of the credit facilities provided for herein, and the preparation, execution and delivery of the Loan Documents and any amendments, modifications or waivers of the provisions hereof requested by the Borrower (whether or not the transactions contemplated hereby or thereby shall be consummated); and (B) in connection with any enforcement of the
Loan Documents, (i) all fees and out-of-pocket expenses of the Administrative Agent (including the reasonable fees, disbursements and other charges of a single counsel for the Administrative
Agent) incurred during the continuance of a Default, (ii) all such fees and expenses of the
Administrative Agent and the Lenders (including the reasonable fees, disbursements and other charges of counsel for the Administrative Agent and the Lenders, which may be separate counsel) incurred during the continuance of an Event of Default; and (C) all reasonable, documented, out-of-pocket costs, expenses, taxes, assessments and other charges (including the reasonable fees, disbursements and other charges of counsel for the Administrative Agent)
incurred by the Administrative Agent in connection with any filing, registration, recording or perfection of any security interest contemplated by any Loan Document or incurred in connection with any release or addition of Collateral after the Second Restatement Effective
Date.
(ii)All payments or reimbursements pursuant to the foregoing clause (a)(i)
shall be paid within thirty (30) days of written demand together with back-up documentation supporting such reimbursement request.
(b)The Borrower shall indemnify the Administrative Agent, the Sustainability
Structuring Agent, the Issuing Lenders and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each
Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, arising out of, in connection with, or as a result of any actual or prospective claim, litigation,
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investigation or proceeding, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto and whether or not any such claim, litigation, investigation or proceeding is brought by the Borrower, its equity holders, its Affiliates, its creditors or any other Person (including any investigating, preparing for or defending any such claims, actions, suits, investigations or proceedings, whether or not in connection with pending or threatened litigation in which such Indemnitee is a party), relating to (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of
Credit or the use of the proceeds therefrom (including any refusal by any Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit) or (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to, or asserted against, the Borrower or any of its Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee (or of any Related Party that is a controlled Affiliate of such
Indemnitee (a “Controlled Related Party”)), and any such Indemnitee shall repay the Borrower the amount of any expenses previously reimbursed by the Borrower in connection with any such loss, claims, damages, expenses or liability to such Indemnitee and, to the extent not repaid by any of them, such Indemnitee’s Controlled Related Parties not a party to this Agreement.  This
Section 10.04(b) shall not apply with respect to Taxes other than Taxes that represent losses or damages arising from any non-Tax claim.
(c)In case any action or proceeding shall be brought or asserted against an
Indemnitee in respect of which indemnity may be sought against the Borrower under the provisions of any Loan Document, such Indemnitee shall promptly notify the Borrower in writing to the extent legally permitted and the Borrower shall, if requested by such Indemnitee or if the Borrower desires to do so, assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnitee but only if (i) no Event of Default shall have occurred and be continuing and (ii) such action or proceeding does not involve any risk of criminal liability or material risk of material civil money penalties being imposed on such
Indemnitee.  The Borrower shall not enter into any settlement of any such action or proceeding that admits any Indemnitee’s misconduct or negligence.  The failure to so notify the Borrower shall not affect any obligations the Borrower may have to such Indemnitee under the Loan
Documents or otherwise other than to the extent that the Borrower is materially adversely affected by such failure.  The Indemnitees shall have the right to employ separate counsel in such action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnitees unless:  (i) the Borrower has agreed to pay such fees and expenses, (ii) the Borrower has failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnitees or (iii) the
Indemnitees shall have been advised in writing by counsel that under prevailing ethical standards there may be a conflict between the positions of the Borrower and the Indemnitees in conducting
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the defense of such action or proceeding or that there may be legal defenses available to the
Indemnitees different from or in addition to those available to the Borrower, in which case, if the
Indemnitees notify the Borrower in writing that they elect to employ separate counsel at the expense of the Borrower, the Borrower shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnitees; provided, however, that the Borrower shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the reasonable fees and expenses of more than one such firm of separate counsel, in addition to any local counsel.  The Borrower shall not be liable for any settlement of any such action or proceeding effected without the written consent of the Borrower (which shall not be unreasonably withheld or delayed).
(d)To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section 10.04, each Lender severally agrees to pay to the Administrative Agent, as the case may be, such portion of the unpaid amount equal to such Lender’s Aggregate Exposure Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.
(e)To the extent permitted by applicable law, each party hereto shall not assert, and hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that nothing in this clause (e) shall relieve the Borrower of any obligation it may have to indemnify an Indemnitee pursuant to, and in accordance with the terms of, paragraphs (b) and (c) of this Section 10.04 .  No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (except to the extent determined in a final and non-
appealable judgment by a court of competent jurisdiction to have arisen from the bad faith, willful misconduct or gross negligence of such Indemnitee or any Controlled Related Party of such Indemnitee).
Section 10.05.Governing Law; Jurisdiction; Consent to Service of Process.
(a)This Agreement shall be construed in accordance with and governed by the law of the State of New York.
(b)Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New
York, and any appellate court from any thereof, in any action or proceeding arising out of or
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relating to this Agreement, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall, to the extent permitted by law, be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 10.05(b).  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
Section 10.06.No Waiver.  No failure on the part of the Administrative Agent or any of the Lenders to exercise, and no delay in exercising, any right, power or remedy hereunder or any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.
Section 10.07.Extension of Maturity.  Should any payment of principal of or interest or any other amount due hereunder become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate herein specified during such extension.
Section 10.08.Amendments, etc.
(a)No modification, amendment or waiver of any provision of this Agreement or any
Collateral Document (other than the Account Control Agreements), and no consent to any departure by the Borrower or any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (or signed by the Administrative
Agent with the consent of the Required Lenders), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided, however, that, subject to Sections 2.07(d) and 2.29 of this Agreement, no such modification or amendment shall without the prior written consent of:
(i)each Lender directly and adversely affected thereby (A) increase the Commitment of any Lender or extend the termination date of the Commitment of any Lender (it being understood that a waiver of an Event of Default shall not constitute an increase in or extension of the termination date of the Commitment of a Lender), or (B) reduce the principal amount of any
Loan, any reimbursement obligation in respect of any Letter of Credit issued by it, or the rate of
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interest payable thereon (provided that only the consent of the Required Lenders (or in the case of any such reimbursement obligation, the applicable Issuing Lender) shall be necessary for a waiver of default interest referred to in Section 2.08), or extend any date for the payment of interest or Fees hereunder or reduce any Fees payable hereunder or extend the final stated
maturity of the Revolving Loans or reimbursement or cash collateralization obligations in respect of Letters of Credit or (C) amend, modify or waive any provision of Section 2.17(b); and
(ii)all of the Lenders (A) amend or modify any provision of this Agreement which provides for the unanimous consent or approval of the Lenders, (B) amend this Section 10.08 that has the effect of changing the number or percentage of Lenders that must approve any modification, amendment, waiver or consent or modify the percentage of the Lenders required in the definition of Required Lenders, (C) release all or substantially all of the Collateral from the
Liens granted to the Administrative Agent hereunder or under any other Loan Document (except to the extent contemplated by Section 6.09 or by the terms of the Collateral Documents) or (D)
subordinate the Liens granted to the Administrative Agent hereunder or under any other Loan
Document in respect of all (or substantially all) of the Collateral to any Lien securing any other
Indebtedness of the Borrower or its Subsidiaries (except to the extent contemplated by Section
10.17 or by the terms of the Collateral Documents);
provided further, that any Collateral Document may be amended, supplemented or otherwise modified with the consent of the applicable Grantor and the Administrative Agent (i) to add assets (or categories of assets) to the Collateral covered by such Collateral Document, as contemplated by the definition of Additional Collateral set forth in Section 1.01 hereof or (ii) to remove any asset or type or category of asset (including after-acquired assets of that type or category) from the Collateral covered by such Collateral Document to the extent the release thereof is permitted by Section 6.09(c)~~.~~; provided, further, that following the occurrence of the
Convertible Notes Condition, the definition of “Revolving Facility Maturity Date” may be amended by the Borrower and the Administrative Agent to remove the parenthetical in clause (a)
thereof without the consent of any Lender.
(b)No such amendment or modification shall adversely affect the rights and obligations of the Administrative Agent or any Issuing Lender hereunder without its prior written consent.
(c)No notice to or demand on the Borrower or any Guarantor shall entitle the
Borrower or any Guarantor to any other or further notice or demand in the same, similar or other circumstances.  Each assignee under Section 10.02(b) shall be bound by any amendment, modification, waiver, or consent authorized as provided herein, and any consent by a Lender shall bind any Person subsequently acquiring an interest on the Loans held by such Lender.  No amendment to this Agreement shall be effective against the Borrower or any Guarantor unless signed by the Borrower or such Guarantor, as the case may be.
(d)Notwithstanding anything to the contrary contained in Section 10.08(a), (i) in the event that either the Borrower requests that this Agreement be modified or amended in a manner which would require the unanimous consent of all of the Lenders or the consent of all Lenders directly and adversely affected thereby and, in each case, such modification or amendment is
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agreed to by the Required Lenders, then the Borrower may replace any non-consenting Lender in accordance with Section 10.02; provided that such amendment or modification can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this clause (i)); and (ii) if the
Administrative Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature in any provision of the Loan Documents, then the
Administrative Agent and the Borrower shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five
(5) Business Days after written notice thereof to the Lenders.
(e)[Reserved].
(f)In addition, notwithstanding anything to the contrary contained in Section
10.08(a), this Agreement and, as appropriate, the other Loan Documents, may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative
Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other
Loan Documents with the Revolving Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.
(g)In addition, notwithstanding anything to the contrary contained in Section 7.01 or
Section 10.08(a), following the consummation of any Extension pursuant to Section 2.28, no modification, amendment or waiver (including, for the avoidance of doubt, any forbearance agreement entered into with respect to this Agreement) shall limit the right of any non-extending
Revolving Lender (each, a “Non-Extending Lender”) to enforce its right to receive payment of amounts due and owing to such Non-Extending Lender on the Revolving Maturity Date applicable to the Revolving Commitments of such Non-Extending Lenders without the prior written consent of Non-Extending Lenders that would constitute Required Lenders if the Non-
Extending Lenders were the only Lenders hereunder at the time.
(h)It is understood that the amendment provisions of this Section 10.08 shall not apply to extensions of the Revolving Facility Maturity Date or the maturity date of any tranche of Revolving Commitments, in each case, made in accordance with Section 2.28.
Section 10.09.Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 10.10.Headings.  Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.
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Section 10.11.Survival.  All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any
Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing
Lender or any Lender may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder.  The provisions of
Sections 2.14, 2.15, 2.16 and 10.04 and Section 8 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the
Loans, the expiration or termination of the Letters of Credit and the Commitments, or the
termination of this Agreement or any provision hereof.
Section 10.12.Execution in Counterparts; Integration; Effectiveness.
(a)This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in
Section 4.01, this Agreement shall become effective when it shall have been executed by the
Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this
Agreement by telecopy or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Agreement.
(b)The words “execution,” “signed,” “signature,” and words of like import in this
Agreement and the other Loan Documents including any Assignment and Assumption shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-
based recordkeeping system, as the case may be, to the extent and as provided for in any
Applicable Law, including the Federal Electronic Signatures in Global and National Commerce
Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 10.13.USA Patriot Act.  Each Lender that is subject to the requirements of the
Patriot Act hereby notifies the Borrower and each Guarantor that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrower and each Guarantor, which information includes the name and address of the Borrower and each
Guarantor and other information that will allow such Lender to identify the Borrower and each
Guarantor in accordance with the Patriot Act.
Section 10.14.New Value.  It is the intention of the parties hereto that any provision of
Collateral by a Grantor as a condition to, or in connection with, the making of any Loan or the
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issuance of any Letter of Credit hereunder, shall be made as a contemporaneous exchange for new value given by the Lenders or Issuing Lenders, as the case may be, to the Borrower.
Section 10.15.WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT
IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR
INDIRECTLY ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS
OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON
CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES
THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS
REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD
NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER
AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE
BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS,
THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.15.
Section 10.16.No Fiduciary Duty.  The Administrative Agent, each Lender and their
Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Borrower, its stockholders and/or its affiliates.
The Borrower agree that nothing in the Loan Documents or otherwise related to the Transactions will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and the Borrower, its stockholders or its affiliates, on the other hand.  The parties hereto acknowledge and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrower and the Guarantors, on the other hand, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of the Borrower, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise the Borrower, its stockholders or its affiliates on other matters) or any other obligation to the Borrower except the obligations expressly set forth in the Loan Documents and
(y) each Lender is acting solely as principal and not as the agent or fiduciary of the Borrower, its management, stockholders, affiliates, creditors or any other Person.  The Borrower acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.  The Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Borrower, in connection with such transaction or the process leading thereto.
Section 10.17.Intercreditor Agreements.  Notwithstanding anything to the contrary contained in this Agreement, if at any time the Administrative Agent shall enter into any intercreditor agreement pursuant to and as permitted by the terms of this Agreement (any such intercreditor agreement, an “Intercreditor Agreement”) and such Intercreditor Agreement shall remain outstanding, the rights granted to the Secured Parties hereunder and under the other Loan
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Documents, the lien and security interest granted to the Administrative Agent pursuant to this
Agreement or any other Loan Document and the exercise of any right or remedy by the
Administrative Agent hereunder or under any other Loan Document shall be subject to the terms and conditions of such Intercreditor Agreement.  In the event of any conflict between the terms of this Agreement, any other Loan Document and such Intercreditor Agreement, the terms of such Intercreditor Agreement shall govern and control with respect to any right or remedy, and no right, power or remedy granted to the Administrative Agent hereunder or under any other
Loan Document shall be exercised by the Administrative Agent, and no direction shall be given by the Administrative Agent, in contravention of such Intercreditor Agreement.
Section 10.18.Registrations with International Registry.  Each of the parties hereto (i)
consents to the registrations with the International Registry of the International Interests
constituted by the Aircraft and Spare Engine Mortgage, and (ii) covenants and agrees that it will take all such action reasonably requested by the Borrower or Administrative Agent in order to make any registrations with the International Registry, including without limitation establishing a valid and existing account with the International Registry and appointing an Administrator and/
or a Professional User reasonably acceptable to the Administrative Agent to make registrations with respect to the Mortgaged Collateral and providing consents to any registration as may be contemplated by the Loan Documents.
Section 10.19.Acknowledgment and Consent to Bail-In of EEA Financial Institutions.  .
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable
Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this
Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
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Section 10.20.Acknowledgment Regarding Any Supported QFCs.  To the extent that the
Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit
Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act
(together with the regulations promulgated thereunder, the “U.S. Special Resolutions Regimes”)
in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is a party to a Supported QFC (each, a
“Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC or such QFC Credit Support, and any rights in property securing such Supported QFC and such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special
Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the
United States.  In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan
Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the
Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.